As filed with the Securities and Exchange Commission on [_________, 2000]

                     Investment Company Act File No. 811-[ ]

 -------------------------------------------------------------------------------

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM N-2

                        (CHECK APPROPRIATE BOX OR BOXES)

    /X/  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                  Amendment No. _____

                              ---------------------

                             STRATIGOS FUND, L.L.C.

               (Exact name of Registrant as specified in Charter)

                           One World Financial Center
                                   31st Floor
                               200 Liberty Street
                            New York, New York 10281
                    (Address of principal executive offices)

       Registrant's Telephone Number, including Area Code: (212) 667-4225

                              ---------------------

                              c/o HOWARD M. SINGER
                                Managing Director
                            CIBC World Markets Corp.
                           One World Financial Center
                                   31st Floor
                               200 Liberty Street
                            New York, New York 10281
                     (Name and address of agent for service)

                                    Copy to:
                            KENNETH S. GERSTEIN, ESQ.
                            Schulte Roth & Zabel LLP
                                900 Third Avenue
                            New York, New York 10022

 -------------------------------------------------------------------------------

This Registration Statement has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. Interests in the Registrant are not being registered under the Securities Act of 1933, as amended (the "1933 Act"), and will be issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in Registrant may only be made by individuals or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, interests in Registrant.

                  PART A - INFORMATION REQUIRED IN A PROSPECTUS

     PART B - INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

         The information required to be included in this Registration Statement by Part A and Part B of Form N-2 is contained in the Confidential Memorandum which follows.

                                                  Copy Number:  ________________

                       -----------------------------------

                             STRATIGOS FUND, L.L.C.

                       -----------------------------------


                             CONFIDENTIAL MEMORANDUM
                                   APRIL 2000

                       ----------------------------------


                        CIBC OPPENHEIMER ADVISERS, L.L.C.

                               INVESTMENT ADVISER

                       ----------------------------------

                     One World Financial Center, 31st Floor
                               200 Liberty Street
                            New York, New York 10281
                                 (212) 667-4225

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY UPON THEIR OWN EXAMINATION OF STRATIGOS FUND, L.L.C. AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE INTERESTS IN STRATIGOS FUND, L.L.C. ("INTERESTS") HAVE NOT BEEN REGISTERED WITH OR APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER FEDERAL OR STATE GOVERNMENTAL AGENCY OR REGULATORY AUTHORITY OR ANY NATIONAL SECURITIES EXCHANGE. NO AGENCY, AUTHORITY OR EXCHANGE HAS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS CONFIDENTIAL MEMORANDUM OR THE MERITS OF AN INVESTMENT IN THE INTERESTS OFFERED HEREBY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TO ALL INVESTORS

                  INTERESTS ARE NOT INSURED BY THE UNITED STATES FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. INTERESTS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, AND ARE NOT GUARANTEED BY, CANADIAN IMPERIAL BANK OF COMMERCE OR ANY OTHER BANK. INTERESTS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE FULL AMOUNT INVESTED.

                  INTERESTS HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY OF THE STATES OF THE UNITED STATES. THE OFFERING CONTEMPLATED BY THIS CONFIDENTIAL MEMORANDUM WILL BE MADE IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT FOR OFFERS AND SALES OF SECURITIES THAT DO NOT INVOLVE ANY PUBLIC OFFERING, AND ANALOGOUS EXEMPTIONS UNDER STATE SECURITIES LAWS.

                  THIS CONFIDENTIAL MEMORANDUM SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF INTERESTS IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE IS NOT AUTHORIZED OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER, SOLICITATION OR SALE. NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY REPRESENTATIONS CONCERNING STRATIGOS FUND, L.L.C. THAT ARE INCONSISTENT WITH THOSE CONTAINED IN THIS CONFIDENTIAL MEMORANDUM. PROSPECTIVE INVESTORS SHOULD NOT RELY ON ANY INFORMATION NOT CONTAINED IN THIS CONFIDENTIAL MEMORANDUM OR THE EXHIBITS HERETO.

                  THIS CONFIDENTIAL MEMORANDUM IS INTENDED SOLELY FOR THE USE OF THE PERSON TO WHOM IT HAS BEEN DELIVERED FOR THE PURPOSE OF EVALUATING A POSSIBLE INVESTMENT BY THE RECIPIENT IN THE INTERESTS DESCRIBED HEREIN, AND IS NOT TO BE REPRODUCED OR DISTRIBUTED TO ANY OTHER PERSONS (OTHER THAN PROFESSIONAL ADVISERS OF THE PROSPECTIVE INVESTOR RECEIVING THIS DOCUMENT).

                  PROSPECTIVE INVESTORS SHOULD NOT CONSTRUE THE CONTENTS OF THIS CONFIDENTIAL MEMORANDUM AS LEGAL, TAX OR FINANCIAL ADVICE. EACH PROSPECTIVE INVESTOR SHOULD CONSULT HIS OR HER OWN PROFESSIONAL ADVISERS AS TO THE LEGAL, TAX, FINANCIAL OR OTHER MATTERS RELEVANT TO THE SUITABILITY OF AN INVESTMENT IN STRATIGOS FUND, L.L.C. FOR SUCH INVESTOR.

                  THESE SECURITIES ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR

RESOLD EXCEPT AS PERMITTED UNDER THE LIMITED LIABILITY COMPANY AGREEMENT OF STRATIGOS FUND, L.L.C., THE 1933 ACT, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR UP TO TWO (2) YEARS FROM THE DATE THAT A REPURCHASE REQUEST HAS BEEN MADE BY AN INVESTOR.

                           FOR GEORGIA RESIDENTS ONLY

                  THESE SECURITIES HAVE BEEN ISSUED OR SOLD IN RELIANCE ON PARAGRAPH (13) OF CODE SECTION 10-5-9 OF THE GEORGIA SECURITIES ACT OF 1973, AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT.

                                TABLE OF CONTENTS

                                                                           Page
                                                                           -----

SUMMARY OF TERMS........................................................       1

THE COMPANY.............................................................      14

STRUCTURE...............................................................      14

INVESTMENT PROGRAM......................................................      14

TYPES OF INVESTMENTS AND RELATED RISK FACTORS...........................      17

ADDITIONAL RISK FACTORS.................................................      32

BOARD OF MANAGERS.......................................................      35

THE ADVISER AND CIBC WM.................................................      37

VOTING..................................................................      40

CONFLICTS OF INTEREST...................................................      40

BROKERAGE...............................................................      43

FEES AND EXPENSES.......................................................      44

CAPITAL ACCOUNTS AND ALLOCATIONS........................................      46

SUBSCRIPTION FOR INTERESTS..............................................      51

REDEMPTIONS, REPURCHASES OF INTERESTS AND TRANSFERS.....................      53

TAX ASPECTS.............................................................      57

ERISA CONSIDERATIONS....................................................      71

ADDITIONAL INFORMATION AND SUMMARY OF LIMITED LIABILITY
 COMPANY AGREEMENT .....................................................      73

APPENDIX A LIMITED LIABILITY COMPANY AGREEMENT..........................     A-1

                                SUMMARY OF TERMS

                  The following summary is qualified entirely by the detailed information appearing elsewhere in this Confidential Memorandum and by the terms and conditions of the limited liability company agreement of Stratigos Fund, L.L.C. (the "Company Agreement"), each of which should be read carefully and retained by any prospective investor.

THE COMPANY:                                Stratigos Fund, L.L.C. (the
                                            "Company") is a recently formed
                                            Delaware limited liability company,
                                            registered under the Investment
                                            Company Act of 1940 (the "1940 Act")
                                            as a closed-end, non-diversified,
                                            management investment company.

                                            The Company is a specialized
                                            investment vehicle that may be
                                            referred to as a registered private
                                            investment company. The Company is
                                            similar to an unregistered private
                                            investment partnership in that (i)
                                            the Company's portfolio may be more
                                            actively managed than most other
                                            investment companies, (ii) interests
                                            in the Company ("Interests") are
                                            sold in comparatively large minimum
                                            denominations in private placements
                                            solely to high net worth individual
                                            and institutional investors, and
                                            thus are restricted as to transfer,
                                            and (iii) the capital accounts of
                                            persons who purchase Interests
                                            offered hereby ("Members") are
                                            subject to both asset-based charges
                                            and performance-based allocations in
                                            connection with the Company's
                                            activities. Unlike a private
                                            investment partnership but like
                                            other registered investment
                                            companies, however, the Company has
                                            registered under the 1940 Act to be
                                            able to offer its Interests without
                                            limiting the number of investors
                                            that can participate in its
                                            investment program.

INVESTMENT PROGRAM:                         The Company's objective is to
                                            achieve maximum capital appreciation
                                            by investing in a focused portfolio
                                            consisting primarily of equity
                                            securities of emerging technology
                                            companies. The Company will pursue
                                            its investment objective by (i)
                                            investing in the equity securities
                                            of technology companies that its
                                            investment adviser believes are
                                            positioned for outstanding growth
                                            over a complete market cycle
                                            (typically 5-7 years) and (ii)
                                            seeking profit opportunities
                                            presented by selling short weaker
                                            technology issues.

                                            The Company's portfolio will include
                                            long and short positions in a
                                            focused universe of technology
                                            companies,
                                            investing primarily in such
                                            companies' equity securities and,
                                            where consistent with its
                                            objectives, also will invest in:
                                            preferred stock (including preferred
                                            stock convertible into equity
                                            securities); rights, options and
                                            warrants on equity securities; and
                                            swaps, swaptions, and other
                                            derivative instruments such as
                                            forward contracts and options on
                                            stock indices and structured
                                            equity-related products. The Company
                                            also may make frequent use of
                                            leverage by purchasing securities on
                                            margin as part of its investment
                                            program. The Company generally will
                                            maintain a strong net long bias, and
                                            will endeavor to maintain its strong
                                            net long posture other than in
                                            extremely adverse market conditions
                                            or for defensive purposes. The
                                            Company does not intend as a general
                                            matter to attempt to hedge its
                                            portfolio and, combined with its use
                                            of leverage and the fact that
                                            certain of the Company's positions
                                            may, without restriction, grow over
                                            time into a significant portion of
                                            its overall portfolio, the Company's
                                            portfolio will likely be more
                                            volatile than if the Company hedged
                                            its investments or maintained a
                                            fully diversified portfolio.

                                            Unless warranted in the judgment of
                                            its investment adviser, the Company
                                            generally will not invest in
                                            traditional debt securities. (See
                                            "Investment Program.") However,
                                            during periods of adverse market
                                            conditions the Company may
                                            temporarily invest all or any
                                            portion of its assets in high
                                            quality debt securities, including
                                            money market instruments, or hold
                                            its assets as cash. The Company may
                                            also invest in money market
                                            instruments or hold cash for
                                            liquidity purposes.

RISK FACTORS:                               The Company's investment program is
                                            speculative and entails substantial
                                            risks. There can be no assurance
                                            that the Company's investment
                                            objective will be achieved. In
                                            particular, the Company's use of
                                            leverage, short sales and derivative
                                            transactions, and potentially
                                            limited diversification can, in
                                            certain circumstances, result in
                                            significant losses to the Company.
                                            Additionally, because the Company
                                            will normally invest primarily in
                                            the securities of companies engaged
                                            in the technology sector, the
                                            Company's investments and its
                                            performance will be affected by risk
                                            factors particular to the technology
                                            sector, as well as general market
                                            and economic conditions affecting
                                            the securities markets generally.

                                            Investing in securities of
                                            technology companies involves
                                            substantial risks. These risks
                                            include: the fact that certain
                                            companies in the Company's portfolio
                                            may have limited operating
                                            histories; rapidly changing
                                            technologies and products which may
                                            quickly become obsolete; cyclical
                                            patterns in information technology
                                            spending which may result in
                                            inventory write-offs, cancellation
                                            of orders and operating losses;
                                            scarcity of management, engineering
                                            and marketing personnel with
                                            appropriate technological training;
                                            the possibility of lawsuits related
                                            to technological patents; changing
                                            investors' sentiments and
                                            preferences with regard to
                                            technology sector investments (which
                                            are generally perceived as risky)
                                            with their resultant effect on the
                                            price of underlying securities; and
                                            volatility in the U.S. and non-U.S.
                                            stock markets affecting the prices
                                            of technology company securities,
                                            which may cause the Company's
                                            performance to experience
                                            substantial volatility.

                                            As a non-diversified investment
                                            company, there are no percentage
                                            limitations on the portion of the
                                            Company's assets that may be
                                            invested in the securities of any
                                            one issuer. The Company intends to
                                            invest no more than 15% of the value
                                            of its total assets (unleveraged and
                                            measured at the time of purchase) in
                                            the securities of any one issuer.
                                            However, while seeking desirable
                                            investments, the Company may
                                            temporarily exceed this limitation.
                                            The Company's investment portfolio
                                            may be subject to greater risk and
                                            volatility than if investments were
                                            made in the securities of a broader
                                            range of issuers.

                                            The Company will invest primarily in
                                            the securities of U.S. issuers, but
                                            may invest a portion of its assets
                                            in the securities of foreign
                                            issuers. Investments in foreign
                                            securities are affected by risk
                                            factors generally not thought to be
                                            present in the U.S., including,
                                            among other things, increased
                                            political, regulatory, contractual
                                            and economic risk and exposure to
                                            currency fluctuations. Certain other
                                            types of investments, such as
                                            derivatives and illiquid
                                            investments, also involve particular
                                            risks as described herein. In
                                            addition, the Company's use of
                                            leverage and short selling can
                                            result in significant losses to the
                                            Company's investment portfolio.

                                            The Incentive Allocation (defined
                                            below) may create an incentive for
                                            the investment adviser to cause the
                                            Company to make investments that are
                                            riskier or more speculative
                                            than would be the case in the
                                            absence of the Incentive Allocation.
                                            In addition, because the Incentive
                                            Allocation is calculated on a basis
                                            that includes unrealized
                                            appreciation of the Company's
                                            assets, the allocation may be
                                            greater than if it were based solely
                                            on realized gains.

                                            There are special tax risks
                                            associated with an investment in the
                                            Company.

                                            The Company is a recently formed
                                            entity and has no operating history
                                            upon which investors can evaluate
                                            its performance. The personnel of
                                            CIBC WM, which is the member of the
                                            investment adviser, is responsible
                                            for managing the Company's
                                            investment portfolio, however, have
                                            substantial experience in managing
                                            investments and private investment
                                            funds.

                                            Interests will not be traded on any
                                            securities exchange or other market
                                            and are subject to substantial
                                            restrictions on transfer. Although
                                            the Company may offer to repurchase
                                            Interests from time to time, a
                                            Member may not be able to liquidate
                                            its Interest for up to two years.
                                            (See "Types of Investments and
                                            Related Risk Factors," "Tax
                                            Aspects," and "Redemptions,
                                            Repurchases of Interests and
                                            Transfers.")

                                            MANAGEMENT: The board of managers of
                                            the Company (the "Board of
                                            Managers") has overall
                                            responsibility for the management
                                            and supervision of the operations of
                                            the Company. The initial Managers
                                            serving on the Board of Managers
                                            have been elected by the
                                            organizational Member of the Company
                                            (who is not affiliated with CIBC
                                            World Markets Corp. ("CIBC WM")). By
                                            signing the Company Agreement, each
                                            Member will be deemed to have voted
                                            for the election of each of the
                                            initial Managers. Any vacancy in the
                                            position of Manager may be filled by
                                            the remaining Managers, or, if
                                            required by the 1940 Act, by a vote
                                            of a plurality of the votes cast at
                                            a meeting of the Members (excluding
                                            any votes eligible to be cast by the
                                            Members affiliated with CIBC WM).
                                            (See "Board of Managers" and
                                            "Voting.")

                                            The investment adviser may be deemed
                                            to control the Company for purposes
                                            of the 1940 Act.

ADVISER:                                    CIBC Oppenheimer Advisers, L.L.C.
                                            (the "Adviser") a Delaware limited
                                            liability company, serves as the
                                            investment adviser of the Company
                                            and will be responsible
                                            for managing the Company's
                                            investment portfolio pursuant to the
                                            terms of an investment advisory
                                            agreement with the Company. CIBC WM
                                            is the managing member and
                                            controlling person of the Adviser.
                                            Investment professionals employed by
                                            CIBC WM will manage the Company's
                                            investment portfolio on behalf of
                                            the Adviser under the supervision of
                                            CIBC WM. The Adviser holds a
                                            non-voting Special Advisory Member
                                            interest (the "Special Advisory
                                            Account") in the Company solely for
                                            the purpose of receiving the
                                            Incentive Allocation. In addition,
                                            the Adviser or an affiliate of the
                                            Adviser will make a capital
                                            contribution to the Company as a
                                            Member. The capital account of the
                                            Adviser and any affiliate as a
                                            Member will not exceed approximately
                                            5% of the aggregate capital accounts
                                            of the Members.

                                            CIBC WM (directly or through
                                            affiliates, including the Adviser)
                                            provides investment advisory
                                            services to registered investment
                                            companies, private investment
                                            partnerships and individual client
                                            accounts. The Adviser has selected
                                            Mr. Panayotis ("Takis") Sparaggis to
                                            serve as the portfolio manager of
                                            the Company. Mr. Sparaggis, an
                                            employee of CIBC WM, also serves as
                                            the portfolio manager for five other
                                            investment funds: Balius Fund,
                                            L.L.C. ("Balius Fund"), Xanthus
                                            Fund, L.L.C. ("Xanthus Fund"), and
                                            CIBC Oppenheimer Technology
                                            Partners, L.L.C., ("Technology
                                            Partners"), each a Delaware limited
                                            liability company, and CIBC
                                            Oppenheimer Technology
                                            International, Ltd. ("Technology
                                            International") and CIBC Oppenheimer
                                            Balius International, Ltd. ("Balius
                                            International"), each a Cayman
                                            Islands company. Balius Fund and
                                            Balius International (which are
                                            unregistered private investment
                                            funds) have investment programs
                                            substantially similar to that of the
                                            Company. Xanthus Fund (which is a
                                            company registered under the 1940
                                            Act), Technology Partners and
                                            Technology International (which are
                                            unregistered private investment
                                            funds) are hedged funds which invest
                                            primarily in a broader range of
                                            issues within the technology sector,
                                            including established technology
                                            companies, as well as media
                                            companies and emerging technology
                                            issues. Mr. Sparaggis is also a
                                            portfolio manager for Oppenheimer
                                            Investment Advisers ("OIA")
                                            investment management program, with
                                            primary responsibility for the OIA
                                            MidCap Managed Account Portfolios
                                            (the "MidCap Portfolios").

                                            The Company has entered into an
                                            investment advisory agreement (the
                                            "Investment Advisory Agreement")
                                            with the Adviser, which is effective
                                            for an initial term expiring August
                                            1, 2002, and may be continued in
                                            effect from year to year thereafter
                                            if the continuance is approved
                                            annually by the Board of Managers.
                                            The Board of Managers may terminate
                                            the Investment Advisory Agreement on
                                            60 days' prior written notice to the
                                            Adviser.

                                            CIBC WM and the Adviser may be
                                            deemed to "control" the Company for
                                            purposes of the Bank Holding Company
                                            Act of 1956, as amended (the "BHC
                                            Act"), to which the Adviser, CIBC WM
                                            and affiliates of CIBC WM are
                                            subject. As a result, certain
                                            activities of the Company may be
                                            restricted by the BHC Act and rules
                                            and regulations thereunder, as
                                            described elsewhere in this
                                            Confidential Memorandum.

PLACEMENT AGENT:                            CIBC WM acts as the placement agent
                                            for the Company, without special
                                            compensation from the Company, and
                                            will bear its own costs associated
                                            with its activities as placement
                                            agent. The Board of Managers may
                                            terminate CIBC WM as placement agent
                                            on 30 days' prior written notice.
                                            CIBC WM intends to compensate its
                                            account executives for their ongoing
                                            servicing of clients with whom they
                                            have placed Interests. This
                                            compensation will be based on a
                                            formula that takes into account the
                                            amount of client assets being
                                            serviced as well as the investment
                                            results attributable to clients'
                                            assets invested in the Company. (See
                                            "Conflicts Of Interest - CIBC WM.")

                                            CIBC WM (subject to the approval of
                                            the Board of Managers) may delegate
                                            any of its duties, functions or
                                            powers as placement agent to
                                            unaffiliated third parties to act as
                                            sub-placement agents for the Company
                                            and may compensate them therefor.
                                            The Company will not bear any costs
                                            associated with any such
                                            arrangements.

CONFLICTS OF INTEREST:                      Certain conflicts of interest may
                                            arise from the following: (i) CIBC
                                            WM and its affiliates, including the
                                            Adviser, may each engage in
                                            investment management activities for
                                            their own accounts and the accounts
                                            of others in which the Company has
                                            no interest and may have actual or
                                            potential conflicts of interest with
                                            respect to investments made by the
                                            Adviser on behalf of the Company;
                                            (ii) the Adviser and its affiliates
                                            will manage accounts (in which the
                                            Company has
                                            no interest) of certain other
                                            persons in accordance with
                                            investment programs that are
                                            substantially similar to the
                                            Company's investment program, but
                                            (a) these accounts may commit a
                                            larger percentage of their
                                            respective assets to an investment
                                            opportunity than the Adviser may
                                            commit of the Company's assets and
                                            (b) there may be circumstances under
                                            which the Adviser and its affiliates
                                            will consider participation by such
                                            accounts in investment opportunities
                                            in which the Adviser does not intend
                                            to invest on behalf of the Company;
                                            (iii) situations may occur where the
                                            Company could be disadvantaged
                                            because of the investment activities
                                            conducted by CIBC WM and its
                                            affiliates for their own accounts or
                                            for accounts they manage; (iv) the
                                            Adviser and its affiliates may in
                                            the future provide investment
                                            advisory services from time to time
                                            to private investment partnerships
                                            or other entities or accounts that
                                            are advised by CIBC WM or its
                                            affiliates; (v) the Portfolio
                                            Manager also serves as portfolio
                                            manager of Balius Fund, Balius
                                            International, Technology Partners,
                                            Technology International and Xanthus
                                            Fund, as well as the Mid Cap
                                            Portfolios; (vi) from time to time,
                                            in the ordinary course of their
                                            brokerage, investment or dealer
                                            activities, CIBC WM and its
                                            affiliates may trade, position or
                                            invest in, for their own accounts,
                                            the same securities as those in
                                            which the Company invests; (vii) the
                                            Company may be subject to the same
                                            restrictions relating to the
                                            purchase and sale of securities
                                            contained on CIBC WM's recommended
                                            and restricted list as are imposed
                                            on CIBC WM's proprietary accounts;
                                            (viii) the investment banking and
                                            corporate finance activities of CIBC
                                            WM, Canadian Imperial Bank of
                                            Commerce (the parent company of CIBC
                                            WM) or their respective affiliates
                                            may restrict the ability of the
                                            Company to purchase or sell certain
                                            securities; and (ix) the Adviser,
                                            CIBC WM and affiliates of CIBC WM
                                            are subject to regulation under the
                                            BHC Act and to restrictions imposed
                                            by the Board of Governors of the
                                            Federal Reserve System on their
                                            transactions and relationships with
                                            the Company and these restrictions
                                            may affect the investments made by
                                            the Company. Future activities of
                                            CIBC WM and its affiliates,
                                            including the directors, principals,
                                            officers and employees of the
                                            foregoing, may give rise to
                                            additional conflicts of interest.
                                            (See "Conflicts Of Interest.")

FEES AND EXPENSES:                          CIBC WM will provide certain
                                            administration and investor services
                                            to the Company, including, among
                                            other things,
                                            providing office space and other
                                            support services to the Company,
                                            maintaining and preserving certain
                                            records of the Company, preparing
                                            and filing various materials with
                                            state and Federal regulators,
                                            providing legal and regulatory
                                            advice in connection with
                                            administrative functions and
                                            reviewing and arranging for payment
                                            of the Company's expenses. In
                                            consideration for these services,
                                            the Company will pay CIBC WM a
                                            monthly administration fee of
                                            0.08333% (1% on an annualized basis)
                                            of the Company's net assets (the
                                            "CIBC WM Fee"). The CIBC WM Fee will
                                            be paid to CIBC WM out of the
                                            Company's assets, and will be
                                            reflected in each Member's capital
                                            account (including the Adviser's
                                            capital account but excluding the
                                            Special Advisory Account) as a
                                            reduction to net profits or an
                                            increase to net losses credited to
                                            or debited against each Member's
                                            capital account. (See "Capital
                                            Accounts and Allocations.")

                                            The Company will bear all expenses
                                            incurred in connection with its
                                            business and operations, including,
                                            but not limited to, the following:
                                            all costs and expenses related to
                                            portfolio transactions and positions
                                            for the Company's account,
                                            including: fees payable to
                                            consultants and professionals; legal
                                            fees; accounting fees; custody
                                            expenses; costs of insurance;
                                            organizational and registration
                                            expenses; certain offering expenses;
                                            expenses of meetings of the Board of
                                            Managers and Members; the CIBC WM
                                            Fee; and fees payable to PFPC Inc.
                                            for providing certain
                                            administration, accounting and
                                            investor services to the Company.
                                            (See "Fees and Expenses.") These
                                            expenses will not be charged to the
                                            Special Advisory Account.

SALES CHARGE:                               Investors purchasing Interests may
                                            be charged sales commissions of up
                                            to 3% of the amount transmitted in
                                            connection with their subscriptions
                                            for Interests. (See "Subscription
                                            for Interests.")

ALLOCATION OF PROFIT AND LOSS:              The net profits or net losses of the
                                            Company (including, without
                                            limitation, net realized gain or
                                            loss and the net change in
                                            unrealized appreciation or
                                            depreciation of securities
                                            positions) will be credited to or
                                            debited against the capital accounts
                                            of the Members at the end of each
                                            fiscal period in accordance with
                                            their respective investment
                                            percentages for the period. Each
                                            Member's investment percentage will
                                            be determined by dividing as of the
                                            start of a fiscal period the balance
                                            of the Member's capital account
                                            by the sum of the balances of the
                                            capital accounts of all Members.
                                            (See "Capital Accounts and
                                            Allocations - Allocation of Net
                                            Profits and Net Losses.")

INCENTIVE ALLOCATION:                       Generally at the end of each fiscal
                                            year, an incentive allocation of 20%
                                            of the net profits, if any, that
                                            have been credited to the capital
                                            account of a Member during the
                                            period (an "Incentive Allocation")
                                            will be debited from the Member's
                                            capital account (including the
                                            Adviser's capital account) and
                                            credited to the Special Advisory
                                            Account. The Incentive Allocation
                                            will be charged to a Member only to
                                            the extent that cumulative net
                                            profits with respect to the Member
                                            through the close of any period
                                            exceeds the highest level of
                                            cumulative net profits with respect
                                            to the Member through the close of
                                            any prior period. For this purpose,
                                            cumulative net profits will be
                                            adjusted to reflect any repurchases
                                            of a Member's Interest. The Adviser
                                            may withdraw any Incentive
                                            Allocation credited to its Special
                                            Advisory Account by the last
                                            business day of the month following
                                            the date on which the Incentive
                                            Allocation was made. (See "Capital
                                            Accounts and Allocations - Incentive
                                            Allocation.")

SUBSCRIPTION FOR INTERESTS:                 The minimum initial investment in
                                            the Company is $150,000 and the
                                            minimum additional investment in the
                                            Company is $25,000. The minimum
                                            initial and additional contributions
                                            may be reduced by the Board of
                                            Managers. In connection with initial
                                            and additional investments, a sales
                                            charge of up to 3% of the amount
                                            transmitted for such investments may
                                            be imposed in the sole discretion of
                                            the investor's account executive.
                                            Amounts paid as sales charges, if
                                            any, are included for purposes of
                                            determining whether applicable
                                            minimum investment requirements have
                                            been satisfied.


                                            For the first twelve months from the
                                            date the Company commences
                                            operations, the Board of Managers
                                            may accept initial and additional
                                            subscriptions for Interests as of
                                            the first day of each month.
                                            Thereafter, the Board of Managers
                                            may accept initial and additional
                                            subscriptions for Interests by
                                            eligible investors at such times as
                                            may be determined by the Board of
                                            Managers, but not more frequently
                                            than as of the first day of each
                                            calendar quarter, unless the Board
                                            of Managers has received a letter
                                            from counsel to the Adviser stating
                                            that, under applicable banking laws,
                                            the Board of Managers may accept
                                            initial and additional subscriptions
                                            from eligible investors on a more
                                            frequent basis. All subscriptions
                                            are subject to the receipt of
                                            cleared funds on or before the
                                            acceptance date and require the
                                            investor to submit a completed
                                            subscription document before the
                                            acceptance date. The Board of
                                            Managers reserves the right to
                                            reject any subscription for
                                            Interests and may, in its sole
                                            discretion, suspend subscriptions
                                            for Interests at any time. The Board
                                            of Managers has authorized the
                                            Company to accept initial
                                            subscriptions for Interests from
                                            eligible investors who are
                                            directors, officers or employees (or
                                            members of their families) of CIBC
                                            WM or its affiliates in amounts of
                                            $50,000 or more. Interests may not
                                            be purchased by nonresident aliens,
                                            foreign corporations, foreign
                                            partnerships, foreign trusts or
                                            foreign estates, all as defined in
                                            the Internal Revenue Code of 1986,
                                            as amended (the "Code"). In
                                            addition, because the Company may
                                            generate "unrelated business taxable
                                            income" ("UBTI"), charitable
                                            remainder trusts may not want to
                                            purchase Interests because a
                                            charitable remainder trust will not
                                            be exempt from Federal income tax
                                            under Section 664(c) of the Code for
                                            any year in which it has UBTI.

INITIAL CLOSING DATE:                       The anticipated initial closing date
                                            for subscriptions for Interests is
                                            August 1, 2000.

TRANSFER RESTRICTIONS:                      Interests held by Members may be
                                            transferred only (i) by operation of
                                            law pursuant to the death, divorce,
                                            bankruptcy, insolvency or
                                            dissolution of a Member or (ii)
                                            under certain limited circumstances,
                                            with the written consent of the
                                            Board of Managers (which may be
                                            withheld in its sole discretion and
                                            is expected to be granted, if at
                                            all, only under extenuating
                                            circumstances). The Board of
                                            Managers generally will not consent
                                            to a transfer unless the following
                                            conditions are met: (i) the
                                            transferring Member has been a
                                            Member for at least six months; (ii)
                                            the proposed transfer is to be made
                                            on the effective date of an offer by
                                            the Company to repurchase Interests;
                                            and (iii) the transfer does not
                                            constitute a change in beneficial
                                            ownership. The foregoing permitted
                                            transferees will not be allowed to
                                            become substituted Members without
                                            the consent of the Board of
                                            Managers, which may be withheld in
                                            its sole discretion. A Member who
                                            transfers an Interest may be charged
                                            reasonable expenses, including
                                            attorneys' and accountants' fees,
                                            incurred by the Company in
                                            connection with the transfer. (See
                                            "Redemptions, Repurchases of
                                            Interests and Transfers - Transfers
                                            of Interests.")

WITHDRAWALS AND REPURCHASES
OF INTERESTS BY THE COMPANY:                No Member will have the right to
                                            require the Company to redeem its
                                            Interest. The Company may from time
                                            to time offer to repurchase
                                            Interests pursuant to written
                                            tenders by Members. Repurchases will
                                            be made at such times and on such
                                            terms as may be determined by the
                                            Board of Managers, in its sole
                                            discretion. In determining whether
                                            the Company should repurchase
                                            Interests or portions thereof from
                                            Members pursuant to written tenders,
                                            the Board of Managers will consider
                                            the recommendation of the Adviser.
                                            The Adviser expects that it will
                                            recommend to the Board of Managers
                                            that the Company offer to repurchase
                                            Interests from Members at the end of
                                            2001. Thereafter, the Adviser
                                            expects that it generally will
                                            recommend to the Board of Managers
                                            that the Company offer to repurchase
                                            Interests from Members once each
                                            year, effective at the end of the
                                            year. The Board of Managers will
                                            also consider the following factors,
                                            among others, in making this
                                            determination: (i) whether any
                                            Members have requested to tender
                                            Interests or portions thereof to the
                                            Company; (ii) the liquidity of the
                                            Company's assets; (iii) the
                                            investment plans and working capital
                                            requirements of the Company; (iv)
                                            the relative economies of scale with
                                            respect to the size of the Company;
                                            (v) the history of the Company in
                                            repurchasing Interests or portions
                                            thereof; (vi) the economic condition
                                            of the securities markets; and (vii)
                                            the anticipated tax consequences of
                                            any proposed repurchases of
                                            Interests or portions thereof. (See
                                            "Redemptions, Repurchases of
                                            Interests and Transfers - No Right
                                            of Redemption" and "- Repurchases of
                                            Interests.")

                                            The Company Agreement provides that
                                            the Company shall be dissolved if
                                            the Interest of any Member that has
                                            submitted a written request, in
                                            accordance with the terms of the
                                            Company Agreement, to tender its
                                            entire Interest for repurchase by
                                            the Company has not been repurchased
                                            within a period of two years of the
                                            request.

SUMMARY OF TAXATION:                        Counsel to the Company will render
                                            an opinion that the Company will be
                                            treated as a partnership and not as
                                            an association taxable as a
                                            corporation for Federal income tax
                                            purposes. Counsel to the Company
                                            also will render its opinion that,
                                            under a "facts and circumstances"
                                            test set forth in regulations
                                            adopted by the U.S. Treasury
                                            Department, the Company will not be
                                            treated as a "publicly traded
                                            partnership" taxable as a
                                            corporation. Accordingly, the

                                            Company should not be subject to
                                            Federal income tax, and each Member
                                            will be required to report on its
                                            own annual tax return such Member's
                                            distributive share of the Company's
                                            taxable income or loss.

                                            If it were determined that the
                                            Company should be treated as an
                                            association or a publicly traded
                                            partnership taxable as a corporation
                                            (as a result of a successful
                                            challenge to the opinions rendered
                                            by counsel to the Company or
                                            otherwise), the taxable income of
                                            the Company would be subject to
                                            corporate income tax and any
                                            distributions of profits from the
                                            Company would be treated as
                                            dividends.

ERISA PLANS AND OTHER
TAX-EXEMPT ENTITIES:

                                            Investors subject to the Employee
                                            Retirement Income Security Act of
                                            1974, as amended ("ERISA"), and
                                            other tax-exempt entities (each, a
                                            "tax-exempt" entity) may purchase
                                            Interests with the approval of the
                                            Board of Managers. The Company may
                                            utilize leverage in connection with
                                            its trading activities. Therefore, a
                                            tax-exempt Member may incur income
                                            tax liability with respect to its
                                            share of the net profits from these
                                            leveraged transactions to the extent
                                            they are treated as giving rise to
                                            "unrelated business taxable income."
                                            The Company provides to tax-exempt
                                            Members such accounting information
                                            as they require to report their
                                            "unrelated business taxable income"
                                            for income tax purposes.

                                            Investment in the Company by
                                            tax-exempt entities requires special
                                            consideration. Trustees or
                                            administrators of these entities are
                                            urged to carefully review the
                                            matters discussed in this
                                            Confidential Memorandum.

TERM: The Company's term is perpetual unless the Company is otherwise terminated under the terms of the Company Agreement.

REPORTS TO MEMBERS:                         The Company furnishes to Members as
                                            soon as practicable after the end of
                                            each taxable year such information
                                            as is necessary for them to complete
                                            Federal and state income tax or
                                            information returns, along with any
                                            other tax information required by
                                            law. The Company will also send
                                            Members an unaudited semi-annual and
                                            an audited annual report within 60
                                            days after the close of the period
                                            for which the report is being made.
                                            Members also will be sent
                                            quarterly reports regarding the
                                            Company's operations during each
                                            quarter.

FISCAL YEAR:                                The 12-month period ending December
                                            31. The first fiscal year of the
                                            Company will commence on the date of
                                            the initial closing and will end on
                                            December 31, 2000.

                                   THE COMPANY

                  Stratigos Fund, L.L.C. (the "Company") is registered under the Investment Company Act of 1940 (the "1940 Act") as a non-diversified, closed-end management investment company. The Company was organized as a limited liability company under the laws of Delaware on April 14, 2000, and has no operating history. The Company's principal office is located at One World Financial Center, 31st Floor, 200 Liberty Street, New York, New York 10281, and its telephone number is (212) 667-4225. CIBC Oppenheimer Advisers, L.L.C. (the "Adviser"), a Delaware limited liability company, serves as the investment adviser to the Company and is responsible for the Company's investment activities pursuant to an investment advisory agreement. Responsibility for the overall management and supervision of the operations of the Company is vested in the individuals who serve as the Board of Managers of the Company (the "Board of Managers"). (See "Board of Managers.")

                                    STRUCTURE

                  The Company is a specialized investment vehicle that combines many of the features of a private investment partnership with those of a closed-end investment company. Private investment partnerships are unregistered, commingled asset pools that are often aggressively managed and offered in large minimum denominations (often over $1 million) through private placements to a limited number of high net worth individual and institutional investors. The general partners of these partnerships are typically compensated through asset-based fees and performance-based allocations. Closed-end investment companies are 1940 Act registered pools typically organized as corporations or business trusts that usually are managed more conservatively than most private investment partnerships, subject to relatively modest minimum investment requirements (often less than $2,000) and publicly offered to a broad range of investors. The advisers to these companies are typically compensated through asset-based (but not performance-based) fees.

                  The Company is similar to a private investment partnership in that its investment portfolio may be more actively managed than most other investment companies and interests in the Company ("Interests") will be sold in comparatively large minimum denominations ($150,000) in private placements solely to high net worth individual and institutional investors, whose capital accounts will be subject to both asset-based fees and performance-based allocations. However, the Company, like other closed-end investment companies, has registered under the 1940 Act to be able to offer its Interests without limiting the number of investors that can participate in its investment program. This permits a larger number of investors that have a higher tolerance for investment risk to participate in an aggressive investment program without making the more substantial minimum capital commitment that is required by many private investment partnerships.

                               INVESTMENT PROGRAM

                  The Company's objective is to achieve maximum capital appreciation by investing in a focused portfolio consisting primarily of equity securities of emerging technology companies. The Company will pursue its investment objective by (i) investing in the equity securities of technology companies that the Adviser believes are positioned for outstanding growth over a complete market cycle (generally 5-7 years) and (ii) seeking profit opportunities presented by selling short weaker and second to third tier technology issues.

                  The Company's portfolio will include long and short positions in a focused universe of technology companies, investing primarily in such companies' equity securities and, where consistent with its objectives, also will invest in: preferred stock (including preferred stock convertible into equity securities); rights, options and warrants on equity securities; and swaps, swaptions, and other derivative instruments such as forward contracts and options on stock indices and structured equity related products. The Company also may make frequent use of leverage by purchasing securities on margin as part of its investment program. The Company generally will maintain a strong net long bias, and will endeavor to maintain its strong net long posture other than in extremely adverse market conditions or for defensive purposes. The Company does not intend as a general matter to attempt to hedge its portfolio and, combined with the Company's use of leverage and the fact that certain of the Company's positions may, without restriction, grow over time into a significant portion of its overall portfolio, the Company's portfolio will likely be more volatile than if the Company hedged its investments or maintained a fully diversified portfolio. (See "Types of Investments and Related Risk Factors.")

                  Unless warranted in the judgment of the Adviser, the Company generally will not invest in traditional debt securities. (See "Investment Program.") However, during periods of adverse market conditions the Company may temporarily invest all or any portion of its assets in high quality debt securities, including money market instruments, or hold its assets as cash. The Company may also invest in money market instruments or hold cash for liquidity purposes.

INVESTMENT METHODOLOGY

                  The Company will seek to capitalize aggressively on the strong secular trends in the technology sector. It will invest in the stocks of companies the Adviser believes to be high quality emerging technology companies and will sell short the stocks of companies the Adviser believes are weaker, low-quality companies with deteriorating fundamentals. The Company generally will maintain a strong net long bias and generally will not utilize instruments or strategies such as index options, convertible bond arbitrage and pair trades, for purposes of hedging its portfolio or investment risk. The Company may make frequent use of derivatives for directional purposes as a part of its investment strategy.

                  The Adviser believes the technology sector is at a critical inflection point of accelerating growth as the broadband wave is expected to fuel tremendous demand for network-enabled software and hardware infrastructure products and services. As a result, many of the "legacy" players -- some of which have been great technology companies in the nineties -- may face slowing growth or be otherwise negatively affected by the shift away from the second-generation client-server model of computing toward the third-generation, network-centric computing architectures of emerging growth technology companies. While these "legacy" players may comprise a portion of the Company's portfolio, they will not be the focus of the Company's investment strategy.

                  The Company will attempt to capitalize on these powerful trends by investing in next generation emerging technology companies (including established companies that have a strong presence in an emerging technology) which the Adviser believes will lead the technology sector in the next decade. The Company will attempt to take long positions in such companies early in their growth curve and will, as a core portion of its portfolio strategy, hold winning investments and allow them to grow as a percent of the portfolio. The portfolio manager of the Company (the "Portfolio Manager") has maintained close ties to the technology industry that it is anticipated will assist the Portfolio Manager in identifying the dominant technology players of the next decade early on in the growth cycle. As a result, over time the Company will, if its strategy succeeds, likely include a number of substantial investment positions. Additionally, each year the Company will seek to reduce its exposure to underperforming positions. It is the intention of the Adviser that, to the extent consistent with the overall investment strategy of the Company, these portfolio management techniques also will result in a tax-sensitive return profile.

                  In the Adviser's view, this basic strategy of letting successful investments grow as a portion of the portfolio, combined with its endeavor to winnow away unsuccessful positions, gives the Company the potential to produce exceptional returns for technology investors. However, this strategy also involves greater risk to the extent that adverse movements in the prices of stocks constituting the Company's larger investment positions will have a greater impact on the Company's investment performance than would otherwise be the case.

OTHER INVESTMENTS AND INVESTMENT TECHNIQUES

                  In addition to its frequent and potentially substantial use of leverage in connection with its long positions, the Company's investment program includes short selling of securities which the Adviser believes to be weaker, low quality technology issues.(1) Short sales will be effected in cases where the Adviser determines that certain factors are likely to have a downward impact on a company's securities. Such factors include falling market share, decelerating revenue growth and relative lag in technology development. In addition, short positions may be taken if, in the view of the Adviser, such positions will reduce the risk inherent in taking long positions, although, as a general matter, the Company does not intend to hedge its portfolio. In addition, the Portfolio Manager may trade in forward contracts on stock indices representing certain classes of securities in addition to, or in lieu of, a position in an equity security.

------------------

(1) A short sale involves the sale of a security which the Company does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date at a lower price. To make delivery to the buyer, the Company must borrow the security and the Company is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Company. When the Company makes a short sale, it must leave the proceeds thereof with the broker and it must also deposit with the broker an amount of cash or United States Government or other securities sufficient under current margin regulations to collateralize its obligation to replace the borrowed securities which have been sold. The Company realizes a profit or a loss as a result of a short sale if the price of a security decreases or increases between the date of the short sale and the date on which the Company covers its short position, i.e., purchases the security to replace the borrowed security. The Company may earn fee income in the form of rebates from short positions effected through CIBC WM comparable to what could be earned by an unaffiliated client of CIBC WM of a similar size, level of activity and mix of business.

                  The Company's investment program emphasizes active management of the Company's portfolio. Consequently, the Company's portfolio turnover and brokerage commission expenses may exceed those of other investment funds that invest in technology companies.

                  The Company may invest its excess funds in short term investments, including U.S. Government securities, money market funds, commercial paper, certificates of deposit and bankers' acceptances.

                  In pursuing its investment objective, or for hedging purposes, the Company may use various investment techniques and strategies. These may include the use of leverage, short sales of securities and the purchase and sale of options on securities and stock indices, subject, however, to certain limitations described elsewhere in this Confidential Memorandum, including any policies that may be established by the Board of Managers. The use of these investment techniques and instruments involves certain risks. (See "Types of Investments and Related Risk Factors.") The Company will comply with applicable regulatory requirements, including the asset coverage requirements of the 1940 Act, in connection with its use of these strategies.

                  Additional information about the types of investments that will be made by the Company, its investment practices and related risk factors is provided below. Except as otherwise indicated, the Company's investment policies and restrictions are not fundamental and may be changed without a vote of members of the Company (each, a "Member"). (See "Types of Investments and Related Risk Factors - Investment Policies And Restrictions.")

                  THE COMPANY'S INVESTMENT PROGRAM IS SPECULATIVE AND ENTAILS SUBSTANTIAL RISKS. THERE CAN BE NO ASSURANCE THAT THE COMPANY'S INVESTMENT OBJECTIVE WILL BE ACHIEVED. IN PARTICULAR, THE COMPANY'S USE OF LEVERAGE, SHORT SELLING AND DERIVATIVES TRANSACTIONS, AND ITS LIMITED DIVERSIFICATION CAN, IN CERTAIN CIRCUMSTANCES, RESULT IN SIGNIFICANT LOSSES TO THE COMPANY.

                  TYPES OF INVESTMENTS AND RELATED RISK FACTORS

INVESTING IN EMERGING TECHNOLOGY COMPANIES

                  Because the Company will principally invest its assets in the securities of companies engaged in the technology sector, the Company's investments and its performance will be affected by risk factors particular to the technology sector, as well as market and economic conditions affecting the securities markets generally.

                  Investing in securities and other instruments of emerging technology companies involves substantial risks. These risks include: the fact that many companies in the Company's portfolio may have limited operating histories; rapidly changing technologies and products which may quickly become obsolete; cyclical patterns in information technology spending which may result in inventory write-offs, cancellation of orders and operating losses; scarcity of management, engineering and marketing personnel with appropriate technological training; the possibility of lawsuits related to technological patents; changing investors' sentiments and preferences with regard to technology sector investments (which are generally perceived as risky) with their resultant effect on the price of underlying securities; and volatility in the U.S. stock markets affecting the prices of technology company securities, which may cause the Company's performance to experience substantial volatility.

EQUITY SECURITIES

                  A significant portion of the Company's investment portfolio normally will consist of long and short positions in common stocks and other equity securities. The values of equity securities change in response to many factors, including, but not limited to, the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions.

                  The Company's investments in equity securities of U.S. companies will include securities that are listed on U.S. securities exchanges as well as unlisted securities that are traded over-the-counter. Equity securities of companies traded over-the-counter may not be traded in the volumes typically found on a national securities exchange. Consequently, the Company may be required to dispose of these securities over a longer (and potentially less favorable) period of time than is required to dispose of the securities of exchange listed companies. There is no minimum required market capitalization of the companies in which the Company may invest, and the Company may invest a significant portion of its assets in securities of companies having smaller market capitalization. Investments in companies with smaller market capitalizations are generally riskier than investments in larger, well-established companies. Smaller companies often are more recently formed than larger companies and may have limited product lines, distribution channels and financial and managerial resources. There is often less publicly available information about these companies than there is for larger, more established issuers, making it more difficult for the Adviser to analyze the value of the company. The equity securities of smaller companies are often traded over-the-counter or on regional exchanges and those securities may not be traded in the volume typical for securities that are traded on a national securities exchange. Consequently, the Company may be required to sell these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies. In addition, the prices of the securities of smaller companies may be more volatile than those of larger companies.

                  COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claim of shareholders, after making required payments to holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

                  PREFERRED STOCKS. Preferred stock generally has a preference over an issuer's common stock as to dividends and upon the event of liquidation, but it ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate, but unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

                  CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying common stock due to their debt characteristics and
(3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

                  The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a debt security.

                  A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Company is called for redemption, the Company will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Company's ability to achieve its investment objective.

BONDS AND OTHER DEBT SECURITIES

                  GENERALLY. The Company may invest a portion of its assets in bonds and other debt securities when, in the judgement of the Adviser (subject to any policies established by the Board of Managers), such investments are warranted. In addition, the Company may invest


                                      -19
without limit in high quality debt securities for temporary defensive purposes and to maintain liquidity. Debt securities include, among other securities: bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("U.S. Government Securities") or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

                  The Company may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization ("NRSRO") in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Adviser to be of comparable quality. Non-investment grade debt securities (typically called "junk bonds") are securities that have received a rating from a NRSRO of below investment grade or have been given no rating, and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher-grade debt securities. The Company will not invest more than 20% of its total assets in non-convertible debt securities which have not received an investment grade rating from at least one NRSRO.

LIMITED DIVERSIFICATION

                  The Company is a "non-diversified" investment company. Thus, there are no percentage limitations on the percentage of the Company's assets that may be invested in the securities of any one issuer. To the extent that a relatively high percentage of the Company's assets were invested in the securities of a limited number of issuers, some of which may be within the same industry, the Company's investment portfolio will be more susceptible to any single economic, political or regulatory occurrence than the portfolio of a diversified investment company.

                  The Company intends to invest no more than 15% of the value of its total assets (unleveraged and measured at the time of investment) in the securities of any one issuer. However, while seeking desirable investments, the Company may temporarily exceed this limitation subject to other applicable policies and procedures. In addition, because the Company's investment strategy involves holding successful investment positions, there is a possibility that a limited number of positions will represent a significant portion of the

Company's portfolio. This would expose the Company to greater risk than would be the case if it held a larger number of smaller positions.

FOREIGN SECURITIES

                  Although the Company invests primarily in the securities of publicly traded U.S. issuers, it may invest up to one-third of the value of its total assets in securities of foreign issuers and in depositary receipts, such as American Depositary Receipts ("ADRs"), that represent indirect interests in securities of foreign issuers. Foreign securities in which the Company may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Investments in foreign securities are affected by risk factors generally not thought to be present in the U.S. These factors include, but are not limited to, the following: varying custody, brokerage and settlement practices; difficulty in pricing; less public information about issuers of foreign securities; less governmental regulation and supervision over the issuance and trading of securities than in the U.S.; the unavailability of financial information regarding the foreign issuer or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation or nationalization; the imposition of withholding and other taxes; adverse political, social or diplomatic developments; limitations on the movement of funds or other assets of the Company between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries. Moreover, governmental issuers of foreign securities may be unwilling to repay principal and interest due, and may require that the conditions for payment be renegotiated. Investment in foreign countries also involves higher brokerage and custodian expenses than does investment in domestic securities.

                  Other risks of investing in foreign securities include changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other foreign or U.S. laws or restrictions, or devaluations of foreign currencies. A decline in the exchange rate would reduce the value of certain of the Company's foreign currency denominated portfolio securities irrespective of the performance of the underlying investment. In addition, the Company may incur costs in connection with conversion between various currencies. The foregoing risks may be greater in emerging industrialized and less developed countries.

                  The Company may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the Company's obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Company for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Company anticipates purchasing or selling a foreign security. This technique would allow the Company to "lock in" the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of the Company's existing holdings of foreign securities. There may be, however, imperfect correlation between the Company's foreign securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may also be used for non-hedging purposes to pursue the

Company's investment objective (subject to any policies established by the Board of Managers), such as when the Adviser anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Company's investment portfolio. There is no requirement that the Company hedge all or any portion of its exposure to foreign currency risks.

LEVERAGE

                  The Company may borrow money to purchase securities, a practice known as "leverage," which involves certain risks. In this regard, the Company may make margin purchases of securities, borrow money from banks and enter into reverse repurchase agreements. The Company may also borrow money for temporary or emergency purposes or in connection with the repurchase of Interests.

                  Trading equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security's value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets. Borrowings to purchase equity securities typically will be secured by the pledge of those securities. The financing of securities purchases may also be effected through reverse repurchase agreements with banks, brokers and other financial institutions. This involves the transfer by the Company of the underlying security to a counterparty in exchange for cash proceeds based on a percentage (which can be as high as 95% to 100%) of the value of the debt instrument.

                  Although leverage will increase investment return if the Company earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment return if the Company fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the volatility of the value of the Company's investment portfolio. In the event that the Company's equity or debt instruments decline in value, the Company could be subject to a "margin call" or "collateral call," pursuant to which the Company must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of the Company's assets, the Company might not be able to liquidate assets quickly enough to pay off its borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. The Company also may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

                  The 1940 Act requires the Company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the Company incurs the indebtedness (the "Asset Coverage Requirement"). This means that the value of the Company's total indebtedness may not exceed one-third the value of its total assets (including such indebtedness), measured at the time the Company incurs the indebtedness. The staff of the Securities and Exchange Commission's Division of Investment Management (the "SEC Staff") takes the position that short sales of securities, reverse repurchase agreements, use of margin, sales of put and call options on specific securities or indices, investments in certain other types of instruments (including certain derivatives such as swap agreements), and the purchase and sale of securities on a when-issued or forward commitment basis, may be deemed to constitute indebtedness subject to the Asset Coverage Requirement.

                  The SEC Staff has stated, however, that it will not deem a portfolio position involving such instruments to be subject to the Asset Coverage Requirement if an investment company "covers" its position by segregating liquid securities on its books or in an account with its custodian in amounts sufficient to offset the liability associated with the position. Generally, in conjunction with portfolio positions that are deemed to constitute senior securities, the Company must: (1) observe the Asset Coverage Requirement;
(2) maintain daily a segregated account in cash or liquid securities at such a level that the amount segregated plus any amounts pledged to a broker as collateral will equal the current value of the position; or (3) otherwise cover the portfolio position with offsetting portfolio securities. Segregation of assets or covering portfolio positions with offsetting portfolio securities may limit the Company's ability to otherwise invest those assets or dispose of those securities.

                  In order to obtain "leveraged" market exposure in certain investments and to increase the overall return to the Company of various investments, the Company may purchase options and other synthetic instruments that do not constitute "indebtedness" for purposes of the Asset Coverage Requirement. These instruments may nevertheless involve significant economic leverage and therefore may, in some cases, involve significant risks of loss.

SHORT SALES

                  As part of its investment program, the Company may effect short sales of securities of companies that the Adviser (subject to any policies established by the Board of Managers) believes are weaker, lower-quality companies with deteriorating fundamentals. To effect a short sale, the Company will borrow a security from a brokerage firm to make delivery to the buyer. The Company is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Company is required to pay to the brokerage firm any accrued interest or dividend and may be required to pay a premium.

                  The Company will realize a gain if the borrowed security declines in price between the date of the short sale and the date on which the Company replaces the security. The Company will incur a loss if the price of the borrowed security increases between those dates. This loss can increase rapidly and without effective limit. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Company may be required to pay in connection with a short sale. There is a risk that the borrowed securities would need to be returned to the brokerage firm on short notice. If a request for return of securities occurs at a time when other short sellers of the subject security are receiving similar requests, a "short squeeze" can occur, wherein the Company might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short with purchases on the open market, possibly at prices significantly in excess of the price at which the securities were sold short. Short selling may exaggerate the volatility of the

Company's investment portfolio. Short selling may also produce higher than normal portfolio turnover and may result in increased transaction costs to the Company.

REVERSE REPURCHASE AGREEMENTS

                  Reverse repurchase agreements involve the Company's sale of a security to a bank or securities dealer and the Company's simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Company. Reverse repurchase transactions are a form of leverage which may also increase the volatility of the Company's investment portfolio. The Company has adopted specific policies designed to minimize certain of the risks of loss associated with reverse repurchase transactions.

SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES

                  The Company may utilize a variety of special investment instruments and techniques (described below) to hedge its investment portfolio against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue the Company's investment objective. These strategies may be executed through derivative transactions. The instruments the Company may use and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of the special investment instruments and techniques that the Company may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions to pursue the Company's investment objective. In addition, there is no requirement that the Company hedge its portfolio or any of its investment positions.

                  CALL AND PUT OPTIONS ON INDIVIDUAL SECURITIES. The Company may purchase call and put options in respect of specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option.

                  A covered call option written by the Company is a call option with respect to which the Company owns the underlying security. The sale of such an option exposes the Company during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option written by the Company is a put option with respect to which cash or liquid securities have been placed in a segregated account on the Company's books or with the Company's custodian to fulfill the obligation undertaken. The sale of such an option exposes the Company during the term of the option to a decline in price of the underlying security while depriving the Company of the opportunity to invest the segregated assets.

                  The Company may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Company will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Company would ordinarily make a similar "closing sale transaction," which involves liquidating the Company's position by selling the option previously purchased, although the Company would be entitled to exercise the option should it deem it advantageous to do so. The Company may also invest in so-called "synthetic" options or other derivative instruments written by broker-dealers.

                  Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Company bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. These options may also be illiquid and, in such cases, the Company may have difficulty closing out its position. Over-the-counter options purchased and sold by the Company may also include options on baskets of specific securities.

                  WARRANTS AND RIGHTS. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the value of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

                  CALL AND PUT OPTIONS ON SECURITIES INDICES. The Company may purchase and sell call and put options on stock indices (such as the Morgan Stanley High Tech Index or the Standard & Poor's 100 Index) listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue its investment objective. A stock index fluctuates with changes in the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options for hedging purposes will depend upon the extent to which price movements in the Company's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Company will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Company of options on stock indexes will be subject to the Adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

                  ADDITIONAL DERIVATIVE TRANSACTIONS. The Company may take advantage of opportunities in the area of swaps, options on various underlying instruments, swaptions and certain other customized derivative instruments. In addition, the Company may take advantage of opportunities with respect to certain other derivative instruments that are not presently contemplated for use by the Company or which are currently not available, but which may be developed, to the extent such opportunities are both consistent with the Company's investment objective and legally permissible for the Company. Special risks may apply to instruments that are invested in by the Company in the future, which risks cannot be determined at this time or until such instruments are developed or invested in by the Company.

                  A swap is a contract under which two parties agree to make periodic payments to each other based on specified interest rates, an index or the value of some other instrument, applied to a stated, or "notional", amount. Swaps generally can be classified as interest rate swaps, currency swaps, commodity swaps or equity swaps, depending on the type of index or instrument used to calculate the payments. Such swaps would increase or decrease the Company's investment exposure to the particular interest rate, currency, commodity or equity involved. A swaption is an option entitling one party to enter into a swap agreement with the counterparty. In addition to swaps and swaptions, the Company may become a party to various other customized derivative instruments entitling the counterparty to certain payments on the gain or loss on the value of an underlying or referenced instrument. Certain swaps, options and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, counterparty credit risk, legal risk and operations risk. In addition, swaps and other derivatives can involve significant economic leverage and may, in some cases, involve significant risks of loss.

LENDING PORTFOLIO SECURITIES

                  The Company may lend its portfolio securities to domestic and foreign brokers, dealers and financial institutions. These loans will be secured by collateral (consisting of cash, U.S. Government Securities or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Company may at any time call the loan and obtain the return of the securities loaned. The Company will be entitled to payments equal to the interest and dividends on the loaned security and may receive a premium for lending the securities. Lending portfolio securities may result in income to the Company, but there may be delays in the recovery of the loaned securities or a loss of rights in the collateral supplied should the borrower fail financially. Securities lending involves a form of leverage, and the Company may incur a loss if securities purchased with the collateral from securities loans decline in value.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

                  The Company may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by the Company to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Company. When-issued securities and forward commitments may be sold prior to the settlement date. If the Company disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. These transactions will be subject to the Company's limitation on indebtedness unless, at the time the Company enters into such a transaction, a segregated account consisting of cash, U.S. Government Securities or liquid securities equal to the value of the when-issued or forward commitment securities is established and maintained. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by the Company on a forward basis will not honor its purchase obligation. In such cases, the Company may incur a loss.

RESTRICTED AND ILLIQUID INVESTMENTS

                  Although the Company will invest primarily in publicly traded securities, it may invest up to 15% of the value of its total assets (measured at the time of investment) in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933 ("1933 Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the formation of capital, the Securities and Exchange Commission ("SEC") has adopted Rule 144A under the 1933 Act, which is designed to further facilitate efficient trading among qualified institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. The Company will be eligible to purchase securities in Rule 144A transactions if and when it and all other investment companies for which the Adviser serves as the investment adviser own, in the aggregate, at least $100 million of securities of unaffiliated issuers. To the extent privately placed securities held by the Company qualify under Rule 144A, and an institutional market develops for those securities, the Company likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could have the effect of increasing the level of the Company's illiquidity. The Company may adopt procedures under which certain Rule 144A securities will not be deemed to be subject to the Company's 15% of total assets limitation on investments in restricted and illiquid securities, if certain criteria are satisfied with respect to those securities and the market therefor. Foreign securities that can be freely sold in the markets in which they are principally traded are not considered by the Company to be restricted or illiquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States. Repurchase agreements with maturities of more than seven days will be treated as illiquid.

                  Where registration is required to sell a security, the Company may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Company may be permitted to sell a security under an effective registration statement. If, during such period, adverse market conditions were to develop, the Company might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Board of Managers.

                  Restricted securities and other illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Adviser or at prices approximating the value at which the Company is carrying the securities. As a result, in determining the proportion of the value of its total assets that will be invested in restricted and other illiquid investments, the Company will consider the need to maintain an adequate level of liquidity in its portfolio in order to fund the repurchase of interests from Members without unnecessarily adversely impacting the value of the Company's portfolio. (See "Redemptions, Repurchases of Interests and Transfers - Repurchases of Interests.") It is not expected that the Company will invest all or a substantial portion of the value of its total assets in such restricted or other illiquid investments.

TEMPORARY INVESTMENTS

                  For defensive purposes, the Company may temporarily invest all or a substantial portion of its assets in high quality debt securities and money market instruments, or may temporarily hold cash or cash equivalents in such amounts as the Adviser deems appropriate under the circumstances. Securities will be deemed to be of high quality if they are rated in the top three categories by an NRSRO or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high quality, short-term debt obligations (which generally have remaining maturities of one year or less), and may include: U.S. Government Securities; commercial paper; certificates of deposit and banker's acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation; and repurchase agreements for U.S. Government Securities. In lieu of purchasing money market instruments, the Company may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act.

                  The Company may also invest in money market instruments or purchase shares of money market mutual funds pending investment of its assets in equity securities or non-money market fixed-income securities, or to maintain such liquidity as may be necessary to effect repurchases of Interests from Members or for other purposes.

                  Repurchase agreements are agreements under which the Company purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Company at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent, the Company's right to dispose of the securities may be restricted, or the value of the securities may decline before the Company is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Company may encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. If the seller defaults, the value of the securities may decline before the Company is able to dispose of them. If the Company enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Company may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and may suffer delays and losses in disposing of the collateral as a result. The Company has adopted specific policies designed to minimize certain of the risks of loss from the Company's repurchase agreement transactions.

INVESTMENT POLICIES AND RESTRICTIONS

                  The Company has adopted the following fundamental investment restrictions, which cannot be changed without the vote of a majority of the Company's outstanding voting securities (as defined by the 1940 Act):

                  (1) The Company will not invest 25% or more of the value of its total assets in the securities (other than U.S. Government Securities) of issuers engaged in any single industry, including any industry within the technology sector.

                  (2) The Company will not issue senior securities representing stock, but may borrow money from banks, brokers and other lenders, and may engage in transactions involving the issuance by the Company of "senior securities" representing indebtedness, to the extent permitted by the 1940 Act.

                  (3) The Company will not underwrite securities of other issuers, except insofar as the Company may be deemed an underwriter under the 1933 Act in connection with the disposition of its portfolio securities.

                  (4) The Company will not make loans of money or securities to other persons, except through purchasing debt securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Company's investment policies.

                  (5) The Company will not purchase or sell commodities or commodity contracts, but the Company may purchase and sell foreign currency and enter into foreign currency forward contracts, and may engage in other transactions in financial instruments, in each case to the extent permitted under the Company's investment policies as in effect from time to time.

                  (6) The Company will not purchase, hold or deal in real estate, but may invest in securities that are secured by real estate or that are issued by companies that invest or deal in real estate.

                  The investment objective of the Company is also fundamental and may not be changed without a vote of a majority of the Company's outstanding voting securities.

                  Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Company, means the vote, at an annual or a special meeting of the security holders of the company duly called, (A) of 67 percent or more of the voting securities present at the meeting, if the holders of more than 50 percent of the outstanding voting securities of the company are present or represented by proxy; or (B) of more than 50 percent of the outstanding voting securities of the company, whichever is less.

                  With respect to these investment restrictions, and other policies described in this Confidential Memorandum, if a percentage restriction is adhered to at the time of entering into the investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Company's total assets, unless otherwise stated, will not constitute a violation of the restriction or policy. In addition to the restrictions contained in the fundamental investment policies stated above, the Company is subject to certain restrictions imposed by the 1940 Act on registered investment companies, including restrictions with respect to its investment in the securities of other investment companies, insurance companies and companies engaged in certain securities related businesses.

                  The Bank Holding Company Act of 1956, as amended (the "BHC Act"), together with the rules and regulations of the Board of Governors of the Federal Reserve System (the "Federal Reserve"), currently impose certain restrictions on the ability of bank holding companies and their subsidiaries to own equity securities of certain issuers. The parent company of the Adviser is Canadian Imperial Bank of Commerce ("CIBC"), which is subject to the BHC Act.

                  In particular, CIBC generally may not own or control, directly or indirectly, 5% or more of the outstanding shares of any class of voting securities or 25% or more of the outstanding equity (including subordinated debt) of certain issuers (the "Equity Limit"). Because CIBC may be deemed to control the Company within the meaning of the BHC Act, the Company's holdings of all such securities will be aggregated with those of CIBC and its subsidiaries (including CIBC WM) for purposes of calculating the Equity Limit. Consequently, the Company generally will be unable to purchase equity securities that, when taken together with the equity securities of an issuer owned or controlled by CIBC and its subsidiaries, would cause the Equity Limit to be exceeded. In addition, CIBC and its subsidiaries generally will be precluded under the BHC Act from exerting a "controlling influence over the management or policies" of a company with business activities in the United States. Consequently, activities in relation to companies in which the Company may invest will need to be conducted so as not to result in a determination of "control" within the meaning of the BHC Act.

                  The Adviser does not expect that the restrictions currently imposed by the BHC Act will adversely impact the investment operations of the Company.

                  Under the BHC Act, a foreign bank or a bank holding company may, if it meets certain criteria, become a financial holding company ("FHC") and engage (and may acquire companies engaged) in a wide range of activities that are "financial in nature" (or, in some circumstances, "incidental" or "complementary" to financial activities), including certain banking, securities, merchant banking and insurance activities. The BHC Act does not authorize bank holding companies or FHCs to engage in activities that are not financial in nature. As of March 13, 2000, CIBC became an FHC.

                  As an FHC, CIBC may in the future elect to treat the Company as part of its merchant banking activities. If CIBC were to elect to treat the Company as part of its merchant banking activities, the Equity Limit would no longer apply to the Company and the Company would become subject to the provisions of the BHC Act governing merchant banking activities by affiliates of FHCs. As a result, certain features of the Company's structure and business plan may be modified and the organizational documents of the Company may be amended to effect such modifications.

                  The Federal Reserve and the U.S. Department of Treasury have issued an interim regulation (the "Interim Regulation") governing the merchant banking activities of an FHC that would become applicable to the Company if CIBC elected to conduct merchant banking activities by investment in or through the Company. The Interim Rule would impose: limitations on the involvement of the Company, the Adviser and CIBC (and its subsidiaries and affiliates) in the routine management and operations of a portfolio company; possible limitations on certain transactions between U.S. banking offices and any depository institution subsidiaries of CIBC (the "U.S. Banking Offices") and certain portfolio companies; possible limitations on cross-marketing by the U.S. Banking Offices with the Company and certain portfolio companies; and limitations on the duration of the Company's investment in a portfolio company. (The duration of investments by the Company in a portfolio company would be limited to a maximum of 10 years under the Interim Regulation.) Certain recordkeeping and reporting requirements mandated by the Interim Regulation also would become applicable to the Company. The regulators have solicited comments on the Interim Regulation and may issue an amended regulation which would, when issued, also be applicable to the Company.

                  If CIBC were to elect to treat the Company as part of its merchant banking activities, in order to ensure compliance with the Interim Regulation, the participation of the Adviser and the Company in the management and operation of the Company's portfolio companies would be limited and restricted in certain ways. If the Company acquired control of a portfolio company and appointed its representatives to the board of directors, the Interim Regulation would permit the Company (through its representatives on the board of directors) to exercise customary oversight over the operations and management of the portfolio company. However, the Interim Regulation would restrict the Company's representatives from becoming officers, employees or agents of the portfolio company, from exercising control (by contract or otherwise) of the routine business decisions of the portfolio company, and from otherwise becoming involved in the day-to-day operations of the portfolio company. Nonetheless, the Interim Regulation would permit the Company's representatives to become involved in the routine management and operation of the portfolio company, for up to six months (or such longer period as the Federal Reserve may approve), when such intervention is necessary to address a material risk to the value or operation of the portfolio company.

                  If in the future CIBC ceased to qualify as an FHC under the regulations of the Federal Reserve, additional restrictions might be imposed on the Company's activities (such as restrictions on the Company's acquisition of portfolio companies, which may include the Equity Limit), or CIBC may be required to divest or restructure its interests in the Company. Investments in banks, thrifts, bank holding companies and thrift holding companies are subject to certain limits and approval requirements established by Federal and state banking laws, including the BHC Act. Accordingly, the Company may limit its investments in such entities.

                  The Company would also no longer be subject to the Equity Limit in the event that the CIBC were not longer deemed to "control" the Company for purposes of the BHC Act. At such time, the Company would be operated so as to ensure that it continued to not be viewed as "controlled" by CIBC under the BHC Act.

                  The Adviser will not cause the Company to make loans to or receive loans from the Adviser or its affiliates, except to the extent permitted by the 1940 Act or as otherwise permitted by applicable law. The Company may effect brokerage transactions through affiliates of the Adviser, subject to compliance with the 1940 Act. (See "Conflicts Of Interest - CIBC WM" and "Brokerage.")

                             ADDITIONAL RISK FACTORS

INCENTIVE ALLOCATION

                  The special allocation of 20% of net profits to the Special Advisory Account (defined below) of the Adviser may create an incentive for the Adviser to cause the Company to make investments that are riskier or more speculative than would be the case in the absence of the Incentive Allocation. In addition, because the allocation is calculated on a basis that includes unrealized appreciation of the Company's assets, the Incentive Allocation may be greater than if it were based solely on realized gains. (See "Capital Accounts and Allocations - Incentive Allocation.")

TAX RISKS

                  Counsel to the Company will render an opinion that the Company will be treated as a partnership and not as an association taxable as a corporation for Federal income tax purposes. Counsel to the Company also will render its opinion that, under a "facts and circumstances" test set forth in regulations adopted by the U.S. Treasury Department, the Company will not be treated as a "publicly traded partnership" taxable as corporation. If it were determined that the Company should be treated as an association or publicly traded partnership taxable as a corporation (as a result of a successful challenge to the opinions rendered by counsel to the Company or otherwise), the taxable income of the Company would be subject to corporate income tax and distributions of profits from the Company would be treated as dividends. (See "Tax Aspects - Tax Treatment of Company Operations - Classification of the Company.")

LACK OF OPERATING HISTORY

                  The Company is a recently formed entity and has no operating history upon which investors can evaluate the performance of the Company. As discussed below, personnel of CIBC WM, which is the member of the Adviser responsible for managing the Company's investment portfolio, however, have substantial experience in managing investment portfolios and private investment funds. Mr. Panayotis ("Takis") Sparaggis, the Portfolio Manager, also serves as the portfolio manager for five other investment funds: Balius Fund, L.L.C. ("Balius Fund"), Xanthus

Fund, L.L.C. ("Xanthus Fund"), and CIBC Oppenheimer Technology Partners, L.L.C., ("Technology Partners"), each a Delaware limited liability company, and CIBC Oppenheimer Technology International, Ltd. ("Technology International") and CIBC Oppenheimer Balius International, Ltd. ("Balius International"), each a Cayman Islands company. Balius Fund and Balius International (which are unregistered private investment funds) have investment programs substantially similar to that of the Company. Xanthus Fund (which is a company registered under the 1940 Act), Technology Partners and Technology International (which are unregistered private investment funds) are hedged funds which invest primarily in a broader range of issues within the technology sector, including established technology companies, as well as media companies and emerging technology issues. Mr. Sparaggis is also a portfolio manager for Oppenheimer Investment Advisers ("OIA") investment management program, with primary responsibility for the OIA MidCap Managed Account Portfolios (the "MidCap Portfolios").

LIQUIDITY RISKS

                  Interests will not be traded on any securities exchange or other market and are subject to substantial restrictions on transfer. Although the Company may offer to repurchase Interests from time to time, a Member may not be able to liquidate its Interest in the Company for up to two years. The Adviser expects that it will recommend to the Board of Managers that the Company offer to repurchase Interests from Members at the end of 2001, and, for each year thereafter, once each year, effective at the end of the year. (See "Redemptions, Repurchases of Interests and Transfers.")

DISTRIBUTIONS TO MEMBERS AND PAYMENT OF TAX LIABILITY

                  The Company does not intend to make periodic distributions of its net income or gains, if any, to Members. Whether or not distributions are made, Members will be required each year to pay applicable Federal and state income taxes on their respective shares of the Company's taxable income, and will have to pay applicable taxes from other sources. The amount and times of any distributions will be determined in the sole discretion of the Board of Managers.

ACTIVE MANAGEMENT OF PORTFOLIO

                  The Company's investment program emphasizes active management of the Company's portfolio. Consequently, the Company's portfolio turnover and brokerage commission expenses may exceed those of other investment entities. Although the Company cannot accurately predict its portfolio turnover, the Adviser generally expects that the Company's portfolio turnover rate will not exceed 50%. A high turnover rate may also result in the realization of capital gains, including short-term gains which will be taxable to the Members as ordinary income.

BANKING REGULATION

                  CIBC WM is an affiliate of CIBC and, as such, is subject to certain U.S. and Canadian banking laws, including the BHC Act, and to regulation by the Federal Reserve. These banking laws, rules, regulations and guidelines and the interpretation and administration thereof by the staff of the regulatory agencies restrict the transactions between CIBC WM and its affiliates, on the on hand, and the Company, on the other hand, and may restrict the investments and transactions by the Company.

                                BOARD OF MANAGERS

                  The Board of Managers has overall responsibility for the management and supervision of the operations of the Company and has approved the Company's investment program. It exercises the same powers, authority and responsibilities on behalf of the Company as are customarily exercised by the board of directors of a registered investment company organized as a corporation, and it has complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Company's business. The persons comprising the Board of Managers ("Managers") will not contribute to the capital of the Company in their capacity as Managers, but may subscribe for Interests, subject to the eligibility requirements described in this Confidential Memorandum.

                  The identity of the members of the Board of Managers, and brief biographical information regarding each Manager, is set forth below.


                                           POSITION(S) HELD                     PRINCIPAL OCCUPATION(S)
        NAME, ADDRESS AND AGE              WITH THE COMPANY                       DURING PAST 5 YEARS
        ---------------------              ----------------                     ------------------------
Jesse H. Ausubel                                Manager          Director,  Program  for the  Human  Environment  and
c/o Rockefeller University                                       Senior   Research    Associate,    The   Rockefeller
Mail Stop 234                                                    University  (1993  to  present);  Program  Director,
1230 York Avenue                                                 Alfred  P.  Sloan   Foundation  (1994  to  present);
New York, NY 10021                                               Adjunct   Scientist,    Woods   Hole   Oceanographic
Age 49                                                           Institution (1995 to present). Mr. Ausubel also is a
                                                                 Manager  of  Whistler  Fund,  L.L.C.   ("Whistler"),
                                                                 Wynstone Fund, L.L.C.  ("Wynstone") and Xanthus, for
                                                                 which the Adviser serves as investment adviser.

Charles F. Barber                               Manager          Consultant,  Former  Chairman  of the Board,  ASARCO
66 Glenwood Drive                                                Incorporated;  Director of 16  investment  companies
Greenwich, CT 06839                                              advised by Salomon Brothers Asset  Management,  Inc.
Age 83                                                           Mr.  Barber also is a Manager of Whistler,  Wynstone
                                                                 and  Xanthus,  for which the  Adviser  serves as the
                                                                 investment  adviser,  and is a Director of the India
                                                                 Fund, Inc. and the Asia Tigers Fund,Inc.,  for which
                                                                 affiliates   of  the  Adviser  serve  as  investment
                                                                 adviser.




Paul Belica                                     Manager           Advisor,  Salomon  Smith  Barney (1988 to present);
359 Cedar Drive West                                              Director,   Deck  House  Inc.  (1970  to  present);
Briarcliff Manor, NY 10501                                        Director,  Central  European  Value  Fund  (1994 to
Age 79                                                            present);    Director,    Surety    Loan    Funding
                                                                  Corporation  (1998 to present).  Mr. Belica also is
                                                                  a Manager of Whistler, Wynstone  and  Xanthus,  for
                                                                  which the Adviser serves as investment adviser.

Howard M. Singer*                               Manager           Mr.   Singer   is  a   Managing   Director,   Asset
CIBC World Markets Corp.                                          Management,  CIBC WM. He is an  Individual  General
1 World Financial Center                                          Partner  of  Augusta   Partners,   L.P.  and  Troon
New York, NY 10281                                                Partners,  L.P.  and a Manager  of  Sawgrass  Fund,
Age 36                                                            L.L.C., Whistler, Wynstone and Xanthus, for which
                                                                  the Adviser serves as investment adviser.



* Manager who is an "interested person" (as defined by the 1940 Act) of the Company.

                  Each of the Managers was elected to the Board of Managers by the organizational Member of the Company (who is not affiliated with CIBC WM). By signing the limited liability company agreement (the "Company Agreement") of the Company, each Member will be deemed to have voted for the election of each of the Managers.

                  The Managers serve on the Board of Managers for terms of indefinite duration. A Manager's position in that capacity will terminate if the Manager is removed, resigns or is subject to various disabling events such as death, incapacity or bankruptcy. A Manager may resign, subject to giving 90 days' prior written notice to the other Managers if such resignation is likely to affect adversely the tax status of the Company, and may be removed either by vote of two-thirds (2/3) of the Managers not subject to the removal vote or by a vote of the Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members. In the event of any vacancy in the position of a Manager, the remaining Managers may appoint an individual to serve as a Manager, so long as immediately after the appointment at least two-thirds (2/3) of the Managers then serving have been elected by the Members. The Board of Managers may call a meeting of Members to fill any vacancy in the position of a Manager, and must do so within 60 days after any date on which Managers who were elected by the Members cease to constitute a majority of Managers then serving.

                  The following table sets forth certain information regarding the compensation expected to be received by the Managers who are not "interested persons" (as defined by the 1940 Act) of the Company or the Adviser (the "Independent Managers") from the Company and from all registered investment companies for which the Adviser or its affiliates serve as investment adviser for the calendar year ending December 31, 2000. No compensation is paid by the Company to Managers who are "interested persons" (as defined by the 1940 Act) of the Company or the Adviser.

                               COMPENSATION TABLE


                                                     Pension or
                                                 Retirement Benefits   Estimated Annual     Total Compensation
                           Compensation from     Accrued as Part of      Benefits Upon         from CIBC WM
Name of Person                  Company           Company Expenses        Retirement         Registered Funds
--------------             -----------------     -------------------   ----------------     ------------------
Jesse Ausubel                    $7,800                   0                    0                  $31,200

Charles Barber                   $7,800                   0                    0                  $31,200

Paul Belica                      $7,800                   0                    0                  $31,200


                  Currently, the Independent Managers are each paid an annual retainer of $5,000 and per meeting fees of $700 (or $100 in the case of telephonic meetings) by the Company, and are reimbursed by the Company for their reasonable out-of-pocket expenses. The Managers do not receive any pension or retirement benefits from the Company.

                             THE ADVISER AND CIBC WM

                  The Adviser serves as the Company's investment adviser and has been given the responsibility to manage the investment portfolio of the Company, subject to the ultimate supervision of and subject to any policies established by the Board of Managers, pursuant to the terms of an investment advisory agreement entered into between the Company and the Adviser dated and effective as of August 1, 2000 (the "Investment Advisory Agreement").

                  The Adviser was formed as a Delaware limited liability company in October 1997 and is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). The Adviser serves as an investment adviser or general partner of other registered and private investment companies. The offices of the Adviser are located at One World Financial Center, 31st Floor, 200 Liberty Street, New York, New York 10281, and its telephone number is
(212) 667-4225.

                  CIBC WM is the managing member of (and therefore controls) the Adviser and oversees the Adviser's provision of investment advice to the Company. The interest of CIBC WM in the Adviser, as it relates to the Adviser's business of providing services to the Company, is represented by a separate series of interests in the Adviser relating specifically to such business.

                  The Adviser and companies controlling the Adviser (including CIBC WM, its managing member, and CIBC, CIBC WM's parent) may be deemed to "control" the Company, as such term is defined by the 1940 Act. CIBC, the parent company of CIBC WM, and its affiliates (including CIBC WM and the Adviser) are subject to the BHC Act and the rules and regulations of the Federal Reserve. Because CIBC may be deemed to control the Company for purposes of the BHC Act, certain activities of the Company may be restricted by the BHC Act and the rules and regulations of the Federal Reserve thereunder, as described elsewhere in this Confidential Memorandum.

                  CIBC WM is the U.S. corporate, investment, institutional and private client banking arm of CIBC, which currently is the second-largest bank in Canada, with assets of approximately U.S. $170 billion as of October 31, 1999. Although CIBC has conducted business in the United States for over a century, the name "CIBC Oppenheimer Corp." was adopted in November 1997 when CIBC Wood Gundy Securities Corp. acquired Oppenheimer & Co., Inc., one of the largest privately owned, full-service securities firms in the U.S. At the time of the acquisition, the combined company was renamed "CIBC Oppenheimer Corp." Effective May 3, 1999, CIBC Oppenheimer Corp. changed its name to CIBC World Markets Corp. Known globally under the marketing name CIBC World Markets, this worldwide business offers a complete range of investment and corporate banking, capital markets, asset management and brokerage activities. CIBC WM also provides wealth management and retail brokerage services under the marketing name CIBC Oppenheimer. CIBC WM has approximately 4,500 employees in the United States and 9,000 worldwide.

                  The Adviser has selected Mr. Panayotis ("Takis") Sparaggis to serve as Portfolio Manager. Mr. Sparaggis, who joined Oppenheimer & Co., Inc. in May 1995, is an Executive Director of CIBC WM, a registered investment adviser. Since January 1, 1996, he has been a Senior Portfolio Manager for Oppenheimer Investment Advisers ("OIA") investment management program, primarily responsible for OIA's MidCap Managed Account Portfolios (the "MidCap Portfolios"). Mr. Sparaggis will continue to be part of OIA while managing the Company's portfolio. OIA offers a variety of investment products and services to high net worth individuals and institutional clients. From 1993 until joining Oppenheimer & Co., Inc., Mr. Sparaggis was with Credit Suisse First Boston Investment Management and was responsible for security analysis and portfolio management for domestic investments, including proprietary trading in long-short equities and convertible arbitrage.

                  Mr. Sparaggis, who is 34, received a Ph.D. in Electrical and Computer Engineering and a Masters in Business Administration simultaneously from the University of Massachusetts in 1993. He was an IBM Fellow in physical sciences in 1992 and 1993. He received a Masters in Electrical and Computer Engineering from the University of Massachusetts in 1990 and a Bachelor of Science degree in Electrical Engineering and Computer Science from the National Technical University of Athens in 1988.

                  Mr. Sparaggis also serves as portfolio manager for Balius Fund, Xanthus Fund, Technology Partners, Balius International and Technology International (the "Other Funds"). Balius Fund and Balius International have investment programs substantially similar to that of the Company. In addition to acting as portfolio manager for the Company, the Other Funds and OIA's MidCap Portfolios, Mr. Sparaggis is, and may become, involved with other investment opportunities sponsored by CIBC WM, including the management of one or more proprietary accounts.

                  Pursuant to the Investment Advisory Agreement, the Adviser is responsible, subject to the supervision of the Board of Managers, for the management of the Company's investment portfolio in accordance with the investment objective and policies of the Company. The Adviser formulates a continuing investment program for the Company. It makes all decisions regarding investments to be purchased or sold for the Company (subject to the supervision of the Board of Managers) and places all orders for the purchase and sale of investments.

                  The Investment Advisory Agreement was approved by the Board of Managers (including a majority of the Independent Managers), at a meeting held in person on April 26, 2000, and was also approved on that date by the then sole Member of the Company. The Investment Advisory Agreement is terminable without penalty, on 60 days' prior written notice: by the Board of Managers; by vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Company; or by the Adviser. The initial term of the Investment Advisory Agreement expires on July 31, 2002. However, the agreement may be continued in effect from year to year thereafter if such continuance is approved annually by either the Board of Managers or the vote of a majority (as defined by the 1940
Act) of the outstanding voting securities of the Company; provided that in either event the continuance is also approved by a majority of the Independent Managers by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement also provides that it will terminate automatically in the event of its "assignment," as defined by the 1940 Act and the rules thereunder.

                  The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Company, the Adviser and any member, director, officer or employee thereof, or any of their affiliates, executors, heirs, assigns, successors or other legal representative, will not be liable to the Company for any error of judgment, for any mistake of law or for any act or omission by such person in connection with the performance of services to the Company. The Investment Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Company of the Adviser, or any member, director, officer or employee thereof, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which such person may be liable which arise in connection with the performance of services to the Company, provided that the liability or expense is not incurred by reason of the person's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Company.

                  The Investment Advisory Agreement provides that in consideration of the services provided by the Adviser, the Adviser shall be entitled to be the Special Advisory Member of the Company. In such capacity, the Adviser is entitled to receive the Incentive Allocation. (See "Capital Accounts and Allocations -- Incentive Allocation.") The incentive allocation arrangement between the Company and the Adviser was also approved by the Board of Managers (including a majority of the Independent Managers), and by vote of the then sole Member of the Company, on April 26, 2000.

                                     VOTING

                  Each Member has the right to cast a number of votes based on the value of the Member's respective capital account at a meeting of Members called by the Board of Managers or by Members holding 25% or more of the total number of votes eligible to be cast. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including election of Managers, approval of the agreement with the investment adviser of the Company, and approval of the Company's auditors, and on certain other matters. Except for the exercise of their voting privileges, Members in their capacity as such are not entitled to participate in the management or control of the Company's business, and may not act for or bind the Company. The interest of the Special Advisory Member is non-voting.

                              CONFLICTS OF INTEREST

CIBC WM

                  In addition to serving as the managing member of the Adviser, CIBC WM (directly or through its affiliates, including the Adviser) carries on substantial investment activities for its own account and for other registered investment companies, private investment partnerships, institutions and individual clients (collectively, "CIBC WM Clients"). The Company has no interest in these activities. As a result of the foregoing, CIBC WM and its officers or employees who assist CIBC WM in its management of the Adviser will be engaged in substantial activities other than on behalf of the Adviser and may have conflicts of interest in allocating their time and activities between the Adviser and CIBC WM Clients. Nevertheless, CIBC WM and its officers and employees will devote so much time to the affairs of the Adviser as in their judgment is necessary and appropriate.

                  CIBC WM acts as the placement agent for the Company and will bear costs associated with its activities as placement agent. CIBC WM, as managing member of the Adviser and in its capacity as placement agent for the Company, intends to compensate its account executives for their ongoing servicing of CIBC WM clients with whom they have placed Interests. CIBC WM intends to compensate its account executives based upon a formula that takes into account the amount of client assets being serviced as well as the investment results attributable to clients' assets invested in the Company. Additionally, in connection with initial and additional purchases of Interests, an investor's account executive may charge the investor a sales commission of up to 3% of the amount transmitted for such purchase (up to 3.1% of the amount invested), in the sole discretion of the account executive. (See "Fees and Expenses," "Capital Accounts and Allocations - Incentive Allocation" and "Subscriptions for Interests - Sales Charge.")

                  Situations may arise in which accounts affiliated with CIBC WM or its affiliates have purchased securities that would have been suitable for investment by the Company, but which the Company, for various reasons, did not choose to purchase. This could affect the availability (or price) of investments to the Company at a later time. From time to time, in the course of its brokerage, investment or dealer activities, CIBC WM or its affiliates may trade, position or invest in, for its own account, the same securities, as those in which the Company invests. This could have an adverse impact on the Company's investment performance.

                  The Company's investment program is substantially similar to that of Balius Fund and Balius International. In addition, Xanthus Fund, Technology Partners and Technology International may from time to time purchase, sell or hold certain investments which are also being purchased, sold or held by the Partnership. The Adviser will allocate such investments among the Company and the Other Funds on an equitable basis, taking into account such factors as the relative amounts of capital available for new investments and the respective investment programs, diversification goals and portfolio positions of the Company and the Other Funds. The portfolios of the Company, Balius Fund and Balius International may differ as a result of subscriptions and withdrawals being made at different times and in different amounts, as well as because of different tax and regulatory considerations. The portfolios of, and allocations of investment opportunities between, the Company and these two other funds will also differ until cash contributed to the Company upon commencement of its operations is invested in a manner similar to these two funds. Such differences and other factors will result in variances between the returns of the Company, Balius Fund and Balius International.

                  From time to time the availability of particular securities in the technology market is limited. The allocations of a "limited availability" security will be made on as equitable a basis as possible by the Adviser. For example, if a "limited availability" security is an appropriate investment for the Company and one or more of the Other Funds, then, so as to treat all accounts equitably, the Adviser may, for example, allocate the full amount purchased to the Company and one of the Other Funds and, the next time a "limited availability" security is purchased, allocate the full amount to a different one of the Other Funds.

PARTICIPATION IN INVESTMENT OPPORTUNITIES

                  The Adviser and its affiliates serve or may serve as the investment adviser for certain private investment companies, including the Other Funds, and the Adviser presently serves as the adviser to other registered investment companies, private investment partnerships or managed accounts that may pursue and investment strategy similar to that of the company, including the Other Funds (collectively, the "Other Accounts"). As a general matter, the Adviser (subject to any policies established by the Board of Managers) will consider participation by the Company in all appropriate investment opportunities that are under consideration for investment for the Other Accounts. There may be circumstances, however, under which the Adviser will cause one or more of the Other Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Adviser will commit the Company's assets. There may also be circumstances under which the Adviser will consider participation by the Other Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Company.

                  The Adviser will evaluate for the Company a variety of factors that may be relevant in determining whether, and to what extent, a particular investment opportunity or strategy is appropriate and feasible for the Company at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account.

                  The members of the Adviser, and their directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made by the Adviser on behalf of the Company. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees of CIBC WM (including personnel of the Adviser) that are the same, different or made at a different time than positions taken for the Company. In order to mitigate the possibility that the Company will be adversely affected by this personal trading, the Company and the Adviser have adopted a Joint Code of Ethics ("Code of Ethics") in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Company's portfolio transactions. The Code of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Code of Ethics is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of the Code of Ethics may be obtained, after paying a duplicating fee, by E-mail at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

OTHER MATTERS

                  The Adviser, CIBC WM and their affiliates will not purchase securities or other property from, or sell securities or other property to, the Company except that the Company may engage in transactions with accounts which are affiliated with the Company only because they are advised by CIBC WM or one of its affiliates or because they have common officers, directors or managing members. Such transactions would be effected in circumstances where the Adviser has determined that it would be appropriate for the Company to purchase and another CIBC WM Client to sell, or the Company to sell and another CIBC WM Client to purchase, the same security or instrument on the same day. All such purchases and sales would be made pursuant to procedures adopted by the Company pursuant to Rule 17a-7 under the 1940 Act. Among other things, those procedures are intended to ensure that (1) each such transaction will be effected for cash consideration at the current market price of the particular securities, (2) no such transaction will involve restricted securities or securities for which market quotations are not readily available and (3) no brokerage commissions, fees (except for customary transfer fees) or other remuneration will be paid in connection with any such transaction. CIBC WM and its affiliated broker-dealers may act as broker for the Company in effecting securities transactions. (See "Brokerage.")

                  The Company is not permitted to purchase or sell securities of any issuer as to which the Adviser has obtained material, non-public information, until such time as the information is no longer material or has become publicly known. This policy could adversely affect the Company's investment performance because the Company may (i) hold securities of an issuer with respect to which the Adviser has adverse information, or (ii) not purchase securities of any issuer with respect to which the Adviser has favorable information.

                  As a result of the investment banking and corporate finance activities of CIBC WM or CIBC, the Company may be subject to future restrictions on its ability to purchase or sell certain securities. Additionally, the Company may purchase securities during the existence of an underwriting or selling syndicate in which CIBC WM or any of its affiliates is participating only subject to certain conditions. This could have an adverse impact on the Company's investment performance.

                  Under the BHC Act and other U.S. banking laws, and the rules, regulations, guidelines and policies of the regulatory agencies and the staff thereof, CIBC WM and its affiliates are subject to restrictions on the transactions that they may make with the Company, and their restrictions may affect the investments made by the Company.

                  Future investment activities of CIBC WM (or its affiliates) and their principals, partners, directors, officers or employees may give rise to additional conflicts of interest.

                                    BROKERAGE

                  The Adviser is responsible for placing orders for the execution of the Company's portfolio transactions and the allocation of brokerage. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded on a principal basis in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. Transactions may also be executed on an agency basis in over-the-counter markets, which will involve the payment of negotiated or fixed commissions, when deemed consistent with the Company's brokerage policies.

                  In selecting brokers and dealers to effect transactions on behalf of the Company, the Adviser seeks to obtain the best price and execution for the Company, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and in the case of transactions effected by the Company with unaffiliated brokers, the firm's risk in positioning a block of securities. Although the Adviser generally seeks reasonably competitive commission rates, the Company will not necessarily pay the lowest commission available on each transaction. The Company has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities.

                  Consistent with the principle of seeking best price and execution, the Adviser may place brokerage orders on behalf of the Company with brokers (including affiliates of CIBC WM) that provide the Adviser and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Adviser are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Adviser and its affiliates in providing services to clients other than the Company. In addition, not all of the supplemental information is used by the Adviser in connection with the Company. Conversely, the information provided to the Adviser by brokers and dealers through which other clients of the Adviser and its affiliates effect securities transactions may be useful to the Adviser in providing services to the Company.

                  Although the Company cannot accurately predict its portfolio turnover, the Adviser generally expects that the Company's portfolio turnover rate will not exceed 50%. The Company's portfolio turnover rate may exceed that of certain other private investment companies or other registered investment companies, resulting in brokerage expenses that may exceed those of other investment companies. A high turnover rate may also result in the realization of capital gains, including short-term gains which will be taxable to the Members as ordinary income.

                  The Company may execute portfolio brokerage transactions through CIBC WM or its affiliates. These transactions would be effected pursuant to procedures adopted by the Company pursuant to Section 17(e) of the 1940 Act and Rule 17e-1 thereunder. Among other things, Section 17(e) and those procedures provide that when acting as broker for the Company in connection with the sale of securities to or by the Company, neither CIBC WM nor any of its affiliates may receive any compensation exceeding the following limits: (1) if the sale is effected on a securities exchange, the compensation may not exceed the "usual and customary broker's commission" (as defined in Rule 17e-1 under the 1940 Act); (2) if the sale is effected in connection with a secondary distribution of securities, the compensation cannot exceed 2% of the sale price; and (3) the compensation for sales otherwise effected cannot exceed 1% of the sales price. Rule 17e-1 defines a "usual and customary broker's commission" as one that is fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. Morgan Stanley & Co., Inc. will serve as the Company's prime broker.

                                FEES AND EXPENSES

                  CIBC WM will provide certain administration and investor services to the Company, including, among other things, providing office space and other support services to the Company, screening potential investors, preparing investor communications, maintaining and preserving certain records of the Company, preparing and filing various materials with state and Federal regulators, providing legal and regulatory advice in connection with administrative functions and reviewing and arranging for payment of the Company's expenses. In consideration for these services, the Company will pay CIBC WM a monthly fee of 0.08333% (1% on an annualized basis) of the Company's net assets (the "CIBC WM Fee"). Net assets means the total value of all assets of the Company, less an amount equal to all accrued debts, liabilities and obligations of the Company. The CIBC WM Fee will be computed based on the net assets of the Company as of the start of business on the first business day of each month, after adjustment for any subscriptions effective on that date, and is due and payable in arrears within five business days after the end of that month. The CIBC WM Fee will be an expense paid to CIBC WM out of the Company's assets, and will be reflected in each Member's capital account (except the Special Advisory Account (defined below)) as a reduction to net profits or an increase to net losses credited to or debited against each Member's capital account.

                  PFPC Inc. ("PFPC") provides administration, accounting and investor services to the Company, which are in addition to the services provided by CIBC WM to the Company, as described above. In consideration for these services, the Company will pay PFPC a fee (the "PFPC Fee") that is not anticipated to exceed 0.35% (annualized) of the Company's net assets, plus reimbursement of certain out-of-pocket expenses.

                  In addition, the capital accounts of Members (except the Special Advisory Account (defined below)) may be subject to an Incentive Allocation depending upon the investment performance of the Company. (See "Capital Accounts and Allocations - Incentive Allocation.")

                  The Company will bear all expenses incurred in its business and operations, other than those specifically required to be borne by CIBC WM. Expenses borne by the Company include, but are not limited to, the following:



                   o all costs and expenses directly related to portfolio transactions and positions for the Company's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in investment funds;

                   o all costs and expenses associated with the organization and registration of the Company, certain offering costs and the costs of compliance with any applicable Federal or state laws;

                   o attorneys' fees and disbursements associated with updating the Company's Confidential Memorandum and subscription documents (the "Offering Materials"); the costs of printing the Offering Materials; the costs of distributing the Offering Materials to prospective investors; and attorneys' fees and disbursements associated with the review of subscription documents executed and delivered to the Company in connection with offerings of Interests;

                   o the costs and expenses of holding meetings of the Board of Managers and any meetings of Members;

                   o fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Company;

                   o the CIBC WM Fee and the fees of custodians and persons (such as PFPC) providing administrative services to the Company;

                   o the costs of a fidelity bond and any liability insurance obtained on behalf of the Company or the Board of Managers;

                   o all expenses of computing the Company's net asset value, including any equipment or services obtained for these purposes;

                   o all charges for equipment or services used in communicating information regarding the Company's transactions among the Adviser and any custodian or other agent engaged by the Company; and

                   o such other types of expenses as may be approved from time to time by the Board of Managers.

                  The Adviser will be reimbursed by the Company for any of the above expenses that it pays on behalf of the Company.

                  The Company's organizational expenses are estimated at $175,000, and the Company will also bear certain expenses, not to exceed $100,000, associated with the initial offering of Interests. Before a recent change to the guidelines followed by the American Institute of Certified Public Accountants applicable to the Company, the Company would have been able to amortize the organizational expenses over a 60-month period. Because of that change, however, the organizational expenses now must be expensed as incurred. In order to achieve a more equitable distribution of the impact of those expenses among Members, an amount equal to the organizational expenses incurred by the Company will be allocated among and credited to or debited against the capital accounts (described below) of all Members based on the percentage that a Member's contributed capital to the Company bears to the total capital contributed to the Company by all Members as of the relevant allocation date. An initial allocation of organizational costs will be made as of the first date on which capital contributions of Members are made. These allocations will thereafter be adjusted as of each date, through and including December 31, 2000, on which additional capital is contributed to the Company by Members.
Offering costs cannot be deducted by the Company or Members.

                        CAPITAL ACCOUNTS AND ALLOCATIONS

CAPITAL ACCOUNTS

                  The Company will maintain a separate capital account for each Member (including the Adviser in respect of any capital contribution to the Company by the Adviser, as a Member), which will have an opening balance equal to the Member's initial contribution to the capital of the Company. Each Member's capital account will be increased by the sum of the amount of cash and the value of any securities constituting additional contributions by the Member to the capital of the Company, plus any amounts credited to the Member's capital account as described above with respect to organization expenses or as described below.

Similarly, each Member's capital account will be reduced by the sum of the amount of any repurchase by the Company of the interest, or portion thereof, of the Member, plus the amount of any distributions to the Member which are not reinvested, plus any amounts debited against the Member's capital account as described above with respect to organization expenses or as described below.

                  Capital accounts of Members are adjusted as of the close of business on the last day of each fiscal period. Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of business on the first to occur of the following: (1) the last day of a fiscal year; (2) the day preceding any day on which a contribution to the capital of the Company is made; (3) any day on which the Company repurchases any Interest or portion of an Interest of any Member; or (4) any day on which any amount is credited to or debited against the capital account of any Member other than an amount to be credited to or debited against the capital accounts of all Members in accordance with their respective investment percentages. An investment percentage will be determined for each Member as of the start of each fiscal period by dividing the balance of the Member's capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Members as of that date.

                  The Company will maintain a "Special Advisory Account" for the Adviser solely for the purpose of receiving the Incentive Allocation, as described below.

ALLOCATION OF NET PROFITS AND NET LOSSES

                  Net profits or net losses of the Company for each fiscal period will be allocated among and credited to or debited against the capital accounts of all Members (but not the Special Advisory Account) as of the last day of each fiscal period in accordance with Members' respective investment percentages for the fiscal period. Net profits or net losses will be measured as the net change in the value of the net assets of the Company (including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including organizational expenses) during a fiscal period), before giving effect to any repurchases by the Company of Interests or portions thereof, and excluding the amount of any items to be allocated among the capital accounts of the Members other than in accordance with the Members' respective investment percentages.

                  Allocations for Federal income tax purposes generally will be made among the Members so as to reflect equitably amounts credited to or debited from each Member's capital account for the current and prior fiscal years. (See "Tax Aspects Allocation of Profits and Losses.")

INCENTIVE ALLOCATION

                  So long as the Adviser serves as the investment adviser of the Company, the Adviser will be entitled to be the Special Advisory Member of the Company. In such capacity, the Adviser will be entitled to receive an incentive allocation (the "Incentive Allocation"), charged to the capital account of each Member as of the last day of each "allocation period," of 20% of the amount by which any "allocated gain" during an "allocation period" exceeds the positive balance in the Member's "loss recovery account." The Incentive Allocation will be credited to the Special Advisory Account of the Adviser.

                  For purposes of calculating the Incentive Allocation, "allocated gain" means the excess of the balance of a Member's capital account at the end of an "allocation period" (after giving effect to allocations other than the Incentive Allocation, but before giving effect to repurchases of Interests by the Company or debits to the Member's capital account to reflect any item not chargeable ratably to all Members), over the balance of the Member's capital account at the start of the "allocation period." Consequently, any Incentive Allocation to be credited to the Adviser will be increased by a portion of the amount of any net unrealized appreciation, as well as net realized gains, allocable to a Member.

                  An Incentive Allocation is charged only with respect to any "allocated gain" in excess of the positive balance of a "loss recovery account" maintained for each Member. A "loss recovery account" is a memorandum account maintained by the Company for each Member, which has an initial balance of zero and is (1) increased after the close of each "allocation period" by the amount of any negative performance for the Member during the "allocation period," and
(2) decreased (but not below zero) after the close of each "allocation period" by the amount of any allocated gain for the Member during the "allocation period." Any positive balance in a Member's "loss recovery account" would be reduced as the result of a repurchase or certain transfers with respect to the Member's Interest in proportion to the reduction of the Member's capital account attributable to the repurchase or transfer.

                  An "allocation period" as to each Member is a period commencing on the admission of the Member to the Company, and thereafter each period commencing as of the day following the last day of the preceding allocation period with respect to such Member, and ending as of the close of business on the first to occur of (1) the last day of a fiscal year of the Company, (2) the day as of which the Company repurchases the entire Interest of the Member, (3) the day as of which the Company admits as a substitute Member a person to whom the entire Interest of the Member has been transferred or (4) the day as of which the Investment Advisory Agreement terminates. The measurement of any Incentive Allocation for an "allocation period" must take into account any negative performance from a prior allocation period to the extent reflected in the "loss recovery account." Therefore, the Incentive Allocation for any allocation period after the initial allocation period in effect is a reflection of the extent to which cumulative performance achieved with respect to a Member's account since the Member's admission to the Company exceeds the highest previous level of performance achieved through the close of any prior allocation period.

                  By the last business day of the month following the date on which an Incentive Allocation is made, the Adviser may withdraw up to 100% of the Incentive Allocation (computed on the basis of unaudited data) that was credited to the Special Advisory Account and debited from the Member's capital account with respect to the allocation period. Within 30 days after the completion of the audit of the Company's books, the Company will pay to the Adviser any additional amount determined to be owed to the Adviser based upon the audit, and the Adviser will pay to the Company any excess amount determined to be owed to the Company.

ALLOCATION OF SPECIAL ITEMS - CERTAIN WITHHOLDING TAXES AND OTHER EXPENDITURES

                  Withholding taxes or other tax obligations incurred by the Company which are attributable to any Member will be debited against the capital account of that Member as of the close of the fiscal period during which the Company paid those obligations, and any amounts then or thereafter distributable to the Member will be reduced by the amount of those taxes. If the amount of those taxes is greater than the distributable amounts, then the Member and any successor to the Member's Interest is required to pay upon demand to the Company, as a contribution to the capital of the Company, the amount of the excess. The Company is not obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member, although in the event that the Company determines that a Member is eligible for a refund of any withholding tax, it may, at the request and expense of that Member, assist the Member in applying for a refund.

                  Generally, any expenditures payable by the Company, to the extent paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more, but fewer than all of the Members, will be charged to only those Members on whose behalf the payments are made or whose particular circumstances gave rise to the payments. These charges shall be debited to the capital accounts of the applicable Members as of the close of the fiscal period during which the items were paid or accrued by the Company.

RESERVES

                  Appropriate reserves may be created, accrued and charged against net assets and proportionately against the capital accounts of the Members for contingent liabilities as of the date the contingent liabilities become known to the Company. Reserves will be in such amounts (subject to increase or reduction) which the Company may deem necessary or appropriate. The amount of any reserve (or any increase or decrease therein) will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are Members at the time when the reserve is created, increased or decreased, as the case may be; provided, however, that if the reserve (or any increase or decrease therein) exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all those Members, the amount of the reserve, increase, or decrease shall instead be charged or credited to those investors who were Members at the time, as determined by the Company, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

NET ASSET VALUATION

                  The value of the net assets of the Company will be determined as of the close of business at the end of any fiscal period in accordance with the procedures set forth below or as may be determined from time to time pursuant to policies established by the Board of Managers.

                  Domestic exchange traded and NASDAQ listed equity securities (other than options) will be valued at their last composite sale prices as reported on the exchanges where those securities are traded. If no sales of those securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by those exchanges. Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Listed options will be valued at their bid prices (or ask prices in the case of listed options held short) as reported by the exchange with the highest volume on the last day a trade was reported. Other securities for which market quotations are readily available will be valued at their bid prices (or ask prices in the case of securities held short) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by, or under the supervision of, the Board of Managers.

                  Debt securities (other than convertible debt securities) will be valued in accordance with the procedures described above, which with respect to these securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The Board of Managers will periodically monitor the reasonableness of valuations provided by the pricing service. Such debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost, so long as this method of valuation is determined by the Board of Managers to represent fair value.

                  If in the view of the Adviser, the bid price of a listed option or debt security (or ask price in the case of any such security held short) does not fairly reflect the market value of the security, the Adviser may request a valuation committee comprised of two Managers to instead adopt procedures to value the security at fair value. In any such situation, the valuation committee will consider the recommendation of the Adviser, and, if it determines in good faith that an override of the value assigned to the security under the procedures described above is warranted, will adopt procedures for purposes of determining the fair value of the security.

                  All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of foreign securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of foreign securities and exchange rates may be affected by events occurring between the time as of which determination of values or exchange rates are made and the time as of which the net asset value of the Company is determined. When an event materially affects the values of securities held by the Company or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the Board of Managers.

                  Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Company's net assets if the Board's judgments regarding appropriate valuations should prove incorrect.

                           SUBSCRIPTION FOR INTERESTS

SUBSCRIPTION TERMS

                  For the first twelve months from the date the Company commences operations, the Board of Managers may accept initial and additional subscriptions for Interests as of the first day of each month. Thereafter, the Board of Managers may accept initial and additional subscriptions for Interests by eligible investors at such times as may be determined by the Board of Managers, but not more frequently than as of the first day of each calendar quarter, unless the Board of Managers has received a letter from counsel to the Adviser stating that, under applicable banking laws, the Board of Managers may accept initial and additional subscriptions from eligible investors on a more frequent basis. All subscriptions are subject to the receipt of cleared funds on or before the acceptance date in the full amount of the subscription, plus the applicable sales charge, if any. (See "Subscription for Interests Sales Charge.") The investor must also submit a completed subscription document before the acceptance date. The Board of Managers reserves the right to reject any subscription for Interests. The Board of Managers may, in its sole discretion, suspend subscriptions for Interests at any time. The minimum initial investment in the Company is $150,000 and the minimum additional investment in the Company is $25,000. The minimum initial and additional contributions may be reduced by the Board of Managers. In connection with initial and additional investments, an investor's account executive may impose a sales charge of up to 3% of the amount transmitted for such investments. Amounts paid as sales charges, if any, are included for purposes of determining whether applicable minimum investment requirements have been satisfied. The Board of Managers has authorized the Company to accept initial subscriptions for Interests from eligible investors who are directors, officers or employees (or members of their families) of CIBC WM or its affiliates in amounts of $50,000 or more. Interests may not be purchased by nonresident aliens, foreign corporations, foreign partnerships, foreign trusts or foreign estates, all as defined in the Internal Revenue Code of 1986, as amended (the "Code"). In addition, because the Company may generate "unrelated business taxable income" ("UBTI"), charitable remainder trusts may not want to purchase Interests because a charitable remainder trust will not be exempt from Federal income tax under Section 664(c) of the Code for any year in which it has UBTI.

                  Except as otherwise permitted by the Board of Managers, initial and any additional contributions to the capital of the Company by any Member will be payable in cash, and all contributions must be transmitted by the time and in the manner that is specified in the subscription documents of the Company. Initial and any additional contributions to the capital of the Company will be payable in one installment and will be due at least three business days prior to the proposed acceptance date of the contribution, although the Board of Managers may accept, in its sole discretion, a subscription prior to receipt of cleared funds.

                  Each new Member will be obligated to agree to be bound by all of the terms of the Company Agreement. Each potential investor will also be obligated to represent and warrant in a subscription agreement, among other things, that the investor is purchasing an Interest for its own account, and not with a view to the distribution, assignment, transfer or other disposition of the Interest.

                  If and when the Board of Managers determines to accept securities as a contribution to the capital of the Company, the Company will charge each Member making a contribution of securities an amount determined by the Board of Managers and not exceeding 2% of the value of the contribution in order to reimburse the Company for any costs it incurs in liquidating and accepting the securities. This charge will be due and payable by the contributing Member in full at the time of the contribution to the capital of the Company to which the charge relates.

ELIGIBLE INVESTORS

                  Each prospective investor will be required to certify that the Interest subscribed for is being acquired directly or indirectly for the account of an "accredited investor" as defined in Regulation D under the 1933 Act, and that the investor (as well as each of the investor's beneficial owners under certain circumstances) has a net worth immediately prior to the time of subscription of at least $1.5 million or such greater amount as may be required by applicable law or by the Board of Managers, in its sole discretion. Existing Members who subscribe for additional Interests will be required to meet the foregoing eligibility criteria at the time of the additional subscription. The relevant investor qualifications will be set forth in a subscription agreement that must be completed by each prospective investor.

SALES CHARGE

                  In connection with initial and additional purchases of Interests, an investor's account executive may charge the investor a sales commission of up to 3% of the amount transmitted for such purchase (up to 3.1% of the amount invested), in the sole discretion of the account executive.

                           REDEMPTIONS, REPURCHASES OF
                             INTERESTS AND TRANSFERS

NO RIGHT OF REDEMPTION

                  No Member or other person holding an Interest or a portion of an Interest acquired from a Member will have the right to require the Company to redeem that Interest or portion thereof. There is no public market for Interests, and none is expected to develop. Consequently, investors may not be able to liquidate their investment other than as a result of repurchases of Interests by the Company, as described below. (The Adviser will have certain rights to withdraw amounts from its Special Advisory Account.)

REPURCHASES OF INTERESTS

                  The Board of Managers may, from time to time and in its sole discretion, determine to cause the Company to repurchase Interests or portions thereof from Members (other than the Adviser in its capacity as the Special Advisory Member) pursuant to written tenders by Members on such terms and conditions as it may determine. In determining whether the Company should repurchase Interests or portions thereof from Members pursuant to written tenders, the Board of Managers will consider the recommendation of the Adviser. The Adviser expects that it will recommend to the Board of Managers that the Company offer to repurchase Interests from Members at the end of 2001. Thereafter, the Adviser expects that generally it will recommend to the Board of Managers that the Company offer to repurchase Interests from Members once in each year, effective at the end of the year. The Board of Managers will also consider the following factors, among others, in making its determination:

                   o whether any Members have requested to tender Interests or portions thereof to the Company;

                   o  the liquidity of the Company's assets;

                   o the investment plans and working capital requirements of the Company;

                   o the relative economies of scale with respect to the size of the Company;

                   o the history of the Company in repurchasing Interests or portions thereof;

                   o  the economic condition of the securities markets; and

                   o the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.

                  The Company will repurchase Interests or portions thereof from Members pursuant to written tenders on terms and conditions that the Board of Managers determines to be fair to the Company and to all Members or persons holding Interests acquired from Members, or to one or more classes of Members, as applicable. When the Board of Managers determines that the Company shall repurchase Interests or portions thereof, notice will be provided to Members describing the terms thereof, containing information Members should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Members who are deciding whether to tender their Interests or portions thereof during the period that a repurchase offer is open may ascertain the net asset value of their Interests from PFPC during the period.

                  The Company Agreement provides that the Company shall be dissolved if the Interest of any Member that has submitted a written request to tender its entire Interest for repurchase by the Company has not been repurchased within a period of two years of such request.

                  Repurchases of Interests or portions thereof from Members by the Company may be made, in the discretion of the Company, in part or in whole for cash or for securities of equivalent value and shall be effective after receipt by the Company of all eligible written tenders of Interests or portions thereof from Members. The amount due to any Member whose Interest or portion thereof is repurchased shall be equal to the value of the Member's capital account or portion thereof based on the net asset value of the Company's assets as of the expiration date of the tender offer (the "expiration date"), after giving effect to all allocations to be made to the Member's capital account as of that date. Payment of the purchase price pursuant to a tender of Interests will consist of, first, cash and/or marketable securities traded on an established securities exchange (valued at net asset value in accordance with the Company Agreement and distributed to tendering Members on a pari passu basis) in an aggregate amount equal to at least 95% of the estimated unaudited net asset value of the Interests tendered, determined as of the expiration date. Payment of this amount will be made promptly after the expiration date (the "cash payment") in accordance with the terms of the written offer from the Company to repurchase Interests. Generally, payment pursuant to a tender will also consist of a promissory note (the "note") that is not expected to bear interest and is not transferable, entitling the holder thereof to a contingent payment equal to the excess, if any, of (a) the net asset value of the Interests tendered as of the expiration date, determined based on the audited financial statements of the Company, over (b) the cash payment. The note would be delivered to the tendering Member promptly after the expiration date and would be payable in cash promptly after completion of the annual audit of the financial statements of the Company. The audit of the Company's financial statements will be completed within 60 days after the end of each year. The Company does not impose any charges on a repurchase of Interests or portion of Interests.

                  The Company intends to maintain daily a segregated account on its books or with its custodian consisting of cash or liquid securities in an amount equal to the aggregate estimated dollar amount of the notes. Payment for repurchased Interests may require the Company to liquidate portfolio holdings earlier than the Adviser would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Company's portfolio turnover. The Adviser intends to take measures (subject to such policies as may be established by the Board of Managers) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Interests.

                  A Member who tenders for repurchase only a portion of such Member's Interest shall be required to maintain a capital account balance equal to the greater of: (i) $150,000, net of the amount of the Incentive Allocation, if any, that is to be debited from the capital account of the Member and credited to the Special Advisory Member Account of the Adviser on the date of expiration of the tender offer or would be so debited if such date of expiration were a day on which an Incentive Allocation was made (the "Tentative Incentive Allocation"); or (ii) the amount of the Tentative Incentive Allocation, if any. If a Member tenders an amount that would cause the Member's capital account balance to fall below the required minimum, the Company reserves the right to reduce the amount to be purchased from such Member so that the required minimum balance is maintained.

                  The Company may repurchase an Interest or portion thereof of a Member or any person acquiring an Interest or portion thereof from or through a Member in the event that:

                   o the Interest or a portion thereof has been transferred or the Interest or a portion thereof has vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Member;

                   o ownership of the Interest by a Member or other person will cause the Company to be in violation of, or require registration of any Interest or portion thereof under, or subject the Company to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

                   o continued ownership of the Interest may be harmful or injurious to the business or reputation of the Company, the Board of Managers or the Adviser, or may subject the Company or any Members to an undue risk of adverse tax or other fiscal consequences;

                   o any of the representations and warranties made by a Member in connection with the acquisition of an Interest or portion thereof was not true when made or has ceased to be true; or

                   o it would be in the best interests of the Company for the Company to repurchase the Interest or a portion thereof.

                  In the event that the Adviser holds an Interest in its capacity as a Member, such Interest or a portion thereof may be tendered for repurchase in connection with any repurchase offer made by the Company. The Adviser is also entitled to make withdrawals from its Special Advisory Account at the times described under "Capital Accounts and Allocations - Incentive Allocation."

TRANSFERS OF INTERESTS

                  Except as otherwise described below, no person shall become a substituted Member without the written consent of the Board of Managers, which consent may be withheld for any reason in its sole discretion. Interests held by Members may be transferred only (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency or dissolution of a Member or (ii) under certain limited circumstances, with the written consent of the Board of Managers (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances). The Board of Managers generally will not consent to a transfer unless the following conditions are met: (i) the transferring Member has been a Member for at least six months; (ii) the proposed transfer is to be made on the effective date of an offer by the Company to repurchase Interests; and (iii) the transfer does not constitute a change in beneficial ownership. Notice to the Company of any proposed transfer must include evidence satisfactory to the Board of Managers that the proposed transfer is exempt from registration under the 1933 Act, that the proposed transferee meets any requirements imposed by the Company with respect to investor eligibility and suitability, including the requirement that any investor (or investor's beneficial owners in certain circumstances) has a net worth immediately prior to the time of subscription of at least $1.5 million or such greater amounts as may be required by applicable law or by the Board of Managers, in its sole discretion, and must be accompanied by a properly completed subscription agreement. The Board of Managers may not consent to a transfer of an Interest by a Member unless such transfer is to a single transferee or after the transfer of a portion of the Interest, the balance of the capital account of each of the transferee and transferor is not less than $150,000. A Member who transfers an Interest may be charged reasonable expenses, including attorneys' and accountants' fees, incurred by the Company in connection with the transfer.

                  Any transferee that acquires an Interest or portion thereof in the Company by operation of law as the result of the death, divorce, dissolution, bankruptcy or incompetency of a Member or otherwise, shall be entitled to the allocations and distributions allocable to the Interest so acquired, to transfer the Interest in accordance with the terms of the Company

Agreement and to tender the Interest for repurchase by the Company, but shall not be entitled to the other rights of a Member unless and until the transferee becomes a substituted Member as provided in the Company Agreement.

                  If a Member transfers an Interest or portion thereof with the approval of the Board of Managers, the Company shall promptly take all necessary actions so that each transferee or successor to whom the Interest or portion thereof is transferred is admitted to the Company as a Member. Each Member and transferee may be charged for all expenses, including attorneys' and accountants' fees, incurred by the Company in connection with the transfer.

                  By subscribing for an Interest, each Member agrees to indemnify and hold harmless the Company, the Board of Managers, the Adviser, each other Member and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Member in violation of these provisions or any misrepresentation made by that Member in connection with any such transfer.

                  The Adviser may not transfer its interest as the Special Advisory Member.

                                   TAX ASPECTS

                  The following is a summary of certain aspects of the income taxation of the Company and its Members which should be considered by a prospective Member. The Company has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Company, nor has it obtained an opinion of counsel with respect to any Federal tax issues other than the characterization of the Company as a partnership for Federal income tax purposes.

                  This summary of certain aspects of the Federal income tax treatment of the Company is based upon the Internal Revenue Code of 1986, as amended (the "Code"), judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Company. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

                  EACH PROSPECTIVE MEMBER SHOULD CONSULT WITH ITS OWN TAX ADVISER IN ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE COMPANY.

                  In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the Memorandum regarding liquidity and other financial matters to ascertain whether the investment objectives of the Company are consistent with their overall investment plans. Each prospective tax-exempt Member is urged to consult its own counsel regarding the acquisition of Interests.

Tax Treatment of Company Operations

                  Classification of the Company. The Company will receive an opinion of Schulte Roth & Zabel LLP, counsel to the Company, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the Board of Managers, the Company will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

                  Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Interests in the Company will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the "Section 7704 Regulations") provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof). The Company may not be eligible for any of those safe harbors. In particular, it will not qualify under the private placement safe harbor set forth in the Section 7704 Regulations if the Company has more than 100 Members.

                  The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event the partnership's status is examined under a general facts and circumstances test set forth in the Section 7704 Regulations. Schulte Roth & Zabel LLP also will render its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Company as well as the legislative history to Section 7704, the text of the Section 7704 Regulations and certain representations of the Board of Managers, the interests in the Company will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, that the Company will not be treated as a publicly traded partnership taxable as a corporation.

                  Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that the Company should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes (as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise), the taxable income of the Company would be subject to corporate income tax when recognized by the Company; distributions of such income, other than in certain redemptions of Interests, would be treated as dividend income when received by the Members to the extent of the current or accumulated earnings and profits of the Company; and Members would not be entitled to report profits or losses realized by the Company.

                  As an entity taxed as a partnership, the Company is not itself subject to Federal income tax. The Company files an annual partnership information return with the Service which reports the results of operations. Each Member is required to report separately on its income tax return its distributive share of the Company's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. Each Member is taxed on its distributive share of the Company's taxable income and gain regardless of whether it has received or will receive a distribution from the Company.

                  Certain partnerships such as the Company with 100 or more partners may elect to have a special set of rules and procedures apply that are intended to simplify the calculation and reporting of certain partnership items, and the handling of partnership audits. Among the items that would be affected by the election are the calculation of long-term capital gains and the tax treatment of expenses, if any, that are treated as itemized deductions by the partners. If the Company is eligible, the Board of Managers may elect to have such rules and procedures apply to the Company if it believes that they may be beneficial to a majority of the Members. Once the election is made, it cannot be revoked without the consent of the Service. There can be no assurance that, if such an election is made, the anticipated benefits will be realized. Furthermore, in certain cases, it is possible that the election would have an adverse effect on the Members.

                  Allocation of Profits and Losses. Under the Company Agreement, the Company's net capital appreciation or net capital depreciation for each accounting period is allocated among the Members and to their capital accounts without regard to the amount of income or loss actually recognized by the Company for Federal income tax purposes. The Company Agreement provides that items of income, deduction, gain, loss or credit actually recognized by the Company for each fiscal year generally are to be allocated for income tax purposes among the Members pursuant to Regulations issued under Sections 704(b) and 704(c) of the Code, based upon amounts of the Company's net capital appreciation or net capital depreciation allocated to each Member's capital account for the current and prior fiscal years.

                  Under the Company Agreement, the Board of Managers has the discretion to allocate specially an amount of the Company's capital gain and loss for Federal income tax purposes to the Special Advisory Member to a withdrawing Member to the extent that the Member's capital account exceeds, or is less than, as the case may be, its Federal income tax basis in its partnership interest. There can be no assurance that, if the Board of Managers makes any such special allocations, the Service will accept such allocations. If such allocations are successfully challenged by the Service, the Company's gains or losses allocable to the remaining Members would be affected.

                  Tax Elections; Returns; Tax Audits. The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests (including by reason of death) provided that a partnership election has been made pursuant to Section 754. Under the Company Agreement, at the request of a Member, the Board of Managers, in its sole discretion, may cause the Company to make such an election. Any such election, once made, cannot be revoked without the Service's consent. As a result of the complexity and added expense of the tax accounting required to implement such an election, the Board of Managers presently does not intend to make such election.

                  The Board of Managers decides how to report the partnership items on the Company's tax returns, and all Members are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. In the event the income tax returns of the Company are audited by the Service, the tax treatment of the Company's income and deductions generally is determined at the limited liability company level in a single proceeding rather than by individual audits of the Members. A Member, designated by the Board of Managers as the "Tax Matters Partner", will have considerable authority to make decisions affecting the tax treatment and procedural rights of all Members. Given the uncertainty and complexity of the tax laws, it is possible that the Service may not agree with the manner in which the Company's items have been reported. In addition, the Tax Matters Partner has the authority to bind certain Members to settlement agreements and the right on behalf of all Members to extend the statute of limitations relating to the Members' tax liabilities with respect to Company items.

Tax Consequences to a Withdrawing Member

                  A Member receiving a cash liquidating distribution from the Company, in connection with a complete withdrawal from the Company, generally will recognize capital gain or loss to the extent of the difference between the proceeds received by such Member and such Member's adjusted tax basis in its partnership interest. Such capital gain or loss will be short-term or long-term depending upon the Member's holding period for its interest in the Company. However, a withdrawing Member will recognize ordinary income to the extent such Member's allocable share of the Company's "unrealized receivables" exceeds the Member's basis in such unrealized receivables (as determined pursuant to the Regulations). For these purposes, accrued but untaxed market discount, if any, on securities held by the Company will be treated as an unrealized receivable, with respect to which a withdrawing Member would recognize ordinary income. A Member receiving a cash nonliquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds such Member's adjusted tax basis in its partnership interest.

                  As discussed above, the Company Agreement provides that the Board of Managers may specially allocate items of Company capital gain and loss to a withdrawing Member to the extent its capital account would otherwise exceed or be less than, as the case may be, its adjusted tax basis in its partnership interest. Such a special allocation of gain may result in the withdrawing Member recognizing capital gain, which may include short-term gain, in the Member's last taxable year in the Company, thereby reducing the amount of long-term capital gain recognized during the tax year in which it receives its liquidating distribution upon withdrawal. Such a special allocation of loss may result in the withdrawing Member recognizing capital loss, which may include long-term loss, in the Member's last taxable year in the Company, thereby reducing the amount of short-term loss recognized during the tax year in which it receives its liquidating distribution upon withdrawal.

                  Distributions of Property. A partner's receipt of a distribution of property from a partnership is generally not taxable. However, under Section 731 of the Code, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an "investment partnership" within the meaning of Section 731(c)(3)(C)(i) and the recipient is an "eligible partner" within the meaning of Section 731(c)(3)(C)(iii). The Company will determine at the appropriate time whether it qualifies as an "investment partnership." Assuming it so qualifies, if a Member is an "eligible partner", which term should include a Member whose contributions to the Company consisted solely of cash, the recharacterization rule described above would not apply.

Tax Treatment of Company Investments

                  In General. The Company expects to act as a trader or investor, and not as a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.

                  Generally, the gains and losses realized by a trader or an investor on the sale of securities are capital gains and losses. Thus, subject to the treatment of certain currency exchange gains as ordinary income (see "Currency Fluctuations - 'Section 988' Gains or Losses" below) and certain other transactions described below, the Company expects that its gains and losses from its securities transactions typically will be capital gains and capital losses. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time the Company maintains a particular investment position and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules relating to short sales, to so-called "straddle" and "wash sale" transactions and to Section 1256 Contracts (defined below) may serve to alter the manner in which the Company's holding period for a security is determined or may otherwise affect the characterization as short-term or long-term, and also the timing of the realization, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of the Company.

                  The maximum ordinary income tax rate for individuals is 39.6% and, in general, the maximum individual income tax rate for long-term capital gains is 20% (unless the taxpayer elects to be taxed at ordinary rates - see "Limitation on Deductibility of Interest" below), although in all cases the actual rates may be higher due to the phase out of certain tax deductions, exemptions and credits. The excess of capital losses over capital gains may be offset against the ordinary income of an individual taxpayer, subject to an annual deduction limitation of $3,000. For corporate taxpayers, the maximum income tax rate is 35%. Capital losses of a corporate taxpayer may be offset only against capital gains, but unused capital losses may be carried back three years (subject to certain limitations) and carried forward five years.

                  The Company may realize ordinary income from dividends and accruals of interest on securities. The Company may hold debt obligations with "original issue discount." In such case, the Company would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year. The Company may also acquire debt obligations with "market discount." Upon disposition of such an obligation, the Company generally would be required to treat gain realized as interest income to the extent of the market discount which accrued during the period the debt obligation was held by the Company. The Company may realize ordinary income or loss with respect to its investments in partnerships engaged in a trade or business. Income or loss from transactions involving certain derivative instruments, such as swap transactions, will also generally constitute ordinary income or loss. In addition, amounts, if any, payable by the Company in connection with equity swaps, interest rate swaps, caps, floors and collars likely would be considered "miscellaneous itemized deductions" which, for a noncorporate non-managing Member, may be subject to restrictions on their deductibility. See "Deductibility of Company Investment Expenditures by Noncorporate Members" below. Moreover, gain recognized from certain "conversion transactions" will be treated as ordinary income.(2)

                  Currency Fluctuations - "Section 988" Gains or Losses. To the extent that its investments are made in securities denominated in a foreign currency, gain or loss realized by the Company frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar. Generally, gains or losses with respect to the Company's investments in common stock of foreign issuers will be taxed as capital gains or losses at the time of the disposition of such stock. However, under Section 988 of the Code, gains and losses of the Company on the acquisition and disposition of foreign currency (e.g., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Company accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Company actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

                  As indicated above (see "Types of Investments and Related Risk Factors"), the Company may acquire foreign currency forward contracts, enter into foreign currency futures contracts and acquire put and call options on foreign currencies. Generally, foreign currency regulated futures contracts and option contracts that qualify as "Section 1256 Contracts" (see "Section 1256 Contracts" below), will not be subject to ordinary income or loss treatment under Section 988. However, if the Company acquires currency futures contracts or option contracts that are not Section 1256 Contracts, or any currency forward contracts, any gain or loss realized by the Company with respect to such instruments will be ordinary, unless (i) the contract is a

--------------

(2) Generally, a conversion transaction is one of several enumerated transactions where substantially all of the taxpayer's return is attributable to the time value of the net investment in the transaction. The enumerated transactions are (i) the holding of any property (whether or not actively traded) and entering into a contract to sell such property (or substantially identical property) at a price determined in accordance with such contract, but only if such property was acquired and such contract was entered into on a substantially contemporaneous basis, (ii) certain straddles, (iii) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain or (iv) any other transaction specified in Regulations.

capital asset in the hands of the Company and is not a part of a straddle transaction and (ii) the Company makes an election (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss.

                  Section 1256 Contracts. In the case of Section 1256 Contracts, the Code generally applies a "mark to market" system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. A Section 1256 Contract includes certain regulated futures contracts, certain foreign currency forward contracts, and certain options contracts. Under these rules, Section 1256 Contracts held by the Company at the end of each taxable year of the Company are treated for Federal income tax purposes as if they were sold by the Company for their fair market value on the last business day of such taxable year. The net gain or loss, if any, resulting from such deemed sales (known as "marking to market"), together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by the Company in computing its taxable income for such year. If a
Section 1256 Contract held by the Company at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules.

                  Capital gains and losses from such Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. Such gains and losses will be taxed under the general rules described above. Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. (See "Currency Fluctuations - 'Section 988' Gains or Losses.") If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on Section 1256 Contracts may, at the election of the taxpayer, be carried back three years. Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on Section 1256 Contracts.

                  Mixed Straddle Election. The Code allows a taxpayer to elect to offset gains and losses from positions which are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are Section 1256 Contracts. Pursuant to Temporary Regulations, the Company may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily "marking to market" of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the Temporary Regulations' mixed straddle account rules is not entirely clear. Therefore, there is no assurance that a mixed straddle account election by the Company will be accepted by the Service.

                  Short Sales. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Company's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Company for more than one year. In addition, these rules may also terminate the running of the holding period of "substantially identical property" held by the Company.

                  Gain or loss on a short sale will generally not be realized until such time that the short sale is closed. However, if the Company holds a short sale position with respect to stock, certain debt obligations or partnership interests that has appreciated in value and then acquires property that is the same as or substantially identical to the property sold short, the Company generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Company holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Company generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

                  Effect of Straddle Rules on Members' Securities Positions. The Service may treat certain positions in securities held (directly or indirectly) by a Member and its indirect interest in similar securities held by the Company as "straddles" for Federal income tax purposes. The application of the "straddle" rules in such a case could affect a Member's holding period for the securities involved and may defer the recognition of losses with respect to such securities.

                  Limitation on Deductibility of Interest and Short Sale Expenses. For noncorporate taxpayers, Section 163(d) of the Code limits the deduction for "investment interest" (i.e., interest or short sale expenses for "indebtedness properly allocable to property held for investment"). Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer's "net investment income," consisting of net gain and ordinary income derived from investments in the current year less certain directly connected expenses (other than interest or short sale expenses). For this purpose, any long-term capital gain is excluded from net investment income unless the taxpayer elects to pay tax on such amount at ordinary income tax rates.

                  For purposes of this provision, the Company's activities will be treated as giving rise to investment income for a Member, and the investment interest limitation would apply to a noncorporate Member's share of the interest and short sale expenses attributable to the Company's operation. In such case, a noncorporate Member would be denied a deduction for all or part of that portion of its distributive share of the Company's ordinary losses attributable to interest and short sale expenses unless it had sufficient investment income from all sources including the Company. A Member that could not deduct losses currently as a result of the application of Section 163(d) would be entitled to carry forward such losses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a noncorporate Member on money borrowed to finance its investment in the Company. Potential investors are advised to consult with their own tax advisers with respect to the application of the investment interest limitation in their particular tax situations.

                  Deductibility of Company Investment Expenditures by Noncorporate Members. Investment expenses (e.g., investment advisory fees) of an individual, trust or estate are deductible only to the extent they exceed 2% of adjusted gross income.(3) In addition, the Code further restricts the ability of an individual with an adjusted gross income in excess of a specified amount (for 2000, $128,950 or $64,475 for a married person filing a separate return) to deduct such investment expenses. Under such provision, investment expenses in excess of 2% of adjusted gross income may only be deducted to the extent such excess expenses (along with certain other itemized deductions) exceed the lesser of (i) 3% of the excess of the individual's adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year. Moreover, such investment expenses are miscellaneous itemized deductions which are not deductible by a noncorporate taxpayer in calculating its alternative minimum tax liability.

                  It is unclear whether all or a portion of the Company's operations will qualify as trading -- rather than investment -- activities, the expenses for which would not be treated as investment expenses. Therefore, pursuant to Temporary Regulations issued by the Treasury Department, these limitations on deductibility may apply to a noncorporate Member's share of the expenses of the Company, including the CIBC WM Fee.

                  The consequences of these limitations will vary depending upon the particular tax situation of each taxpayer. Accordingly, noncorporate Members should consult their tax advisers with respect to the application of these limitations.

                  Application of Rules for Income and Losses from Passive Activities. The Code restricts the deductibility of losses from a "passive activity" against certain income which is not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations. Pursuant to Temporary Regulations issued by the Treasury Department, income or loss from the Company's securities investment and trading activity generally will not constitute income or loss from a passive activity. Therefore, passive losses from other sources generally could not be deducted against a non-managing Member's share of such income and gain from the Company. Income or loss attributable to the Company's investment in a partnership engaged in a non-securities trade or business may constitute passive activity income or loss.

                  "Phantom Income" From Company Investments. Pursuant to various "anti-deferral" provisions of the Code (the "Subpart F," "passive foreign investment company" and "foreign personal holding company" provisions), investments (if any) by the Company in certain foreign corporations may cause a Member to (i) recognize taxable income prior to the Company's

----------------

(3) However, Section 67(e) of the Code provides that, in the case of a trust or an estate, such limitation does not apply to deductions or costs which are paid or incurred in connection with the administration of the estate or trust and would not have been incurred if the property were not held in such trust or estate. The Federal Court of Appeals for the Sixth Circuit, reversing a Tax Court decision, has held that the investment advisory fees incurred by a trust were exempt (under Section 67(e)) from the 2% of adjusted gross income floor on deductibility. The Service, however, has stated that it will not follow this decision outside of the Sixth Circuit. Members that are trusts or estates should consult their tax advisors as to the applicability of this case to the investment expenses that are allocated to them.

receipt of distributable proceeds, (ii) pay an interest charge on receipts that are deemed as having been deferred or (iii) recognize ordinary income that, but for the "anti-deferral" provisions, would have been treated as long-term or short-term capital gain.

Foreign Taxes

                  It is possible that certain dividends and interest received by the Company from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, the Company may also be subject to capital gains taxes in some of the foreign countries where it purchases and sells securities. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to predict in advance the rate of foreign tax the Company will pay since the amount of the Company's assets to be invested in various countries is not known.

                  The Members will be informed by the Company as to their proportionate share of the foreign taxes paid by the Company, which they will be required to include in their income. The Members generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such foreign taxes in computing their Federal income taxes. A Member that is tax exempt will not ordinarily benefit from such credit or deduction.

Unrelated Business Taxable Income

                  Generally, an exempt organization is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner.(4) This type of income is exempt even if it is realized from securities trading activity which constitutes a trade or business.

                  This general exemption from tax does not apply to the "unrelated business taxable income" ("UBTI") of an exempt organization. Generally, except as noted above with respect to certain categories of exempt trading activity, UBTI includes income or gain derived (either directly or through partnerships) from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization's exempt purpose or function. UBTI also includes "unrelated debt-financed income," which generally consists of (i) income derived by an exempt organization (directly or through a partnership) from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year, and (ii) gains derived by an exempt organization (directly or through a partnership) from the disposition of property with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of such disposition. With respect to its

---------------

(4) With certain exceptions, tax-exempt organizations which are private foundations are subject to a 2% Federal excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

investments in partnerships engaged in a trade or business, the Company's income (or loss) from these investments may constitute UBTI.

                  The Company may incur "acquisition indebtedness" with respect to certain of its transactions, such as the purchase of securities on margin. Based upon a published ruling issued by the Service which generally holds that income and gain with respect to short sales of publicly traded stock does not constitute income from debt financed property for purposes of computing UBTI, the Company will treat its short sales of securities as not involving "acquisition indebtedness" and therefore not resulting in UBTI.(5) To the extent the Company recognizes income (i.e., dividends and interest) from securities with respect to which there is "acquisition indebtedness" during a taxable year, the percentage of such income which will be treated as UBTI generally will be based on the percentage which the "average acquisition indebtedness" incurred with respect to such securities is of the "average amount of the adjusted basis" of such securities during the taxable year.

                  To the extent the Company recognizes gain from securities with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of their disposition, the percentage of such gain which will be treated as UBTI will be based on the percentage which the highest amount of such "acquisition indebtedness" is of the "average amount of the adjusted basis" of such securities during the taxable year. In determining the unrelated debt-financed income of the Company, an allocable portion of deductions directly connected with the Company's debt-financed property is taken into account. Thus, for instance, a percentage of losses from debt-financed securities (based on the debt/basis percentage calculation described above) would offset gains treated as UBTI.

                  Since the calculation of the Company's "unrelated debt-financed income" is complex and will depend in large part on the amount of leverage used by the Company from time to time,(6) it is impossible to predict what percentage of the Company's income and gains will be treated as UBTI for a Member which is an exempt organization. An exempt organization's share of the income or gains of the Company which is treated as UBTI may not be offset by losses of the exempt organization either from the Company or otherwise, unless such losses are treated as attributable to an unrelated trade or business (e.g., losses from securities for which there is acquisition indebtedness).

                  To the extent that the Company generates UBTI, the applicable Federal tax rate for such a Member generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt organization. An exempt organization may be required to support, to the satisfaction of the Service, the method used to calculate its UBTI. The Company will be required to report to a Member which is an exempt organization information as to the portion of its income and gains from the Company for each year which will be treated as UBTI.

-------------------

(5) Moreover, income realized from option writing and futures contract transactions generally would not constitute UBTI.

(6) The calculation of a particular exempt organization's UBTI would also be affected if it incurs indebtedness to finance its investment in the Company. An exempt organization is required to make estimated tax payments with respect to its UBTI.

The calculation of such amount with respect to transactions entered into by the Company is highly complex, and there is no assurance that the Company's calculation of UBTI will be accepted by the Service.

                  In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the Company's income and gains which is not treated as UBTI will continue to be exempt from tax, as will the organization's income and gains from other investments which are not treated as UBTI. Therefore, the possibility of realizing UBTI from its investment in the Company generally should not affect the tax-exempt status of such an exempt organization.(7) However, a charitable remainder trust will not be exempt from Federal income tax under Section 664(c) of the Code for any year in which it has UBTI. A title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under Section 642(c) of the Code may be limited for any year in which the trust has UBTI. A prospective investor should consult its tax adviser with respect to the tax consequences of receiving UBTI from the Company. (See "ERISA Considerations.")

Certain Issues Pertaining to Specific Exempt Organizations

                  Private Foundations. Private foundations and their managers are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors which a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio.

                  In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its nonfunctionally related assets (assets not used or held for use in carrying out the foundation's exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation's investment in the Company would most probably be classified as a nonfunctionally related asset. A determination that an interest in the Company is a nonfunctionally related asset could conceivably cause cash flow problems for a prospective Member which is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its interest in the Company. Of course, this factor would create less of a problem to the extent

--------------

(7) Certain exempt organizations which realize UBTI in a taxable year will not constitute "qualified organizations" for purposes of Section 514(c)(9)(B)(vi)(I) of the Code, pursuant to which, in limited circumstances, income from certain real estate partnerships in which such organizations invest might be treated as exempt from UBTI. A prospective tax-exempt Member should consult its tax adviser in this regard.

that the value of the investment in the Company is not significant in relation to the value of other assets held by a foundation.

                  In some instances, an investment in the Company by a private foundation may be prohibited by the "excess business holdings" provisions of the Code. For example, if a private foundation (either directly or together with a "disqualified person") acquires more than 20% of the capital interest or profits interest of the Company, the private foundation may be considered to have "excess business holdings." If this occurs, such foundation may be required to divest itself of its interest in the Company in order to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from the Company is "passive" within the applicable provisions of the Code and Regulations. Although there can be no assurance, the Board of Managers believes that the Company will meet such 95% gross income test.

                  A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

                  Qualified Retirement Plans. Employee benefit plans subject to the provisions of ERISA, Individual Retirement Accounts and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA. (See "ERISA Considerations.")

                  Endowment Funds. Investment managers of endowment funds should consider whether the acquisition of an Interest is legally permissible. This is not a matter of Federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in investment partnerships or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

State and Local Taxation

                  In addition to the Federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in the Company. State and local tax laws differ in the treatment of limited liability companies such as the Company. A few jurisdictions may impose entity level taxes on a limited liability company if it is found to have sufficient contact with that jurisdiction. Such taxes are frequently based on the income and capital of the entity that is allocated to the jurisdiction. Although there can be no assurance, except as noted below, the Company intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction.

                  State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A Member's distributive share of the taxable income or loss of the Company generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which it is a resident. A partnership in which the Company acquires an interest may conduct business in a jurisdiction which will subject to tax a Member's share of the partnership's income from that business. Prospective investors should consult their tax advisers with respect to the availability of a credit for such tax in the jurisdiction in which that Member is a resident.

                  The Company, which is treated as a partnership for New York State and New York City income tax purposes, should not be subject to the New York City unincorporated business tax, which is not imposed on a partnership which purchases and sells securities for its "own account." (This exemption may not be applicable to the extent a partnership in which the Company invests conducts a business in New York City.) By reason of a similar "own account" exemption, it is also expected that a nonresident individual Member should not be subject to New York State personal income tax with respect to his share of income or gain realized directly by the Company. A nonresident individual Member will not be subject to New York City earnings tax on nonresidents with respect to his investment in the Company.

                  Individual Members who are residents of New York State and New York City should be aware that the New York State and New York City personal income tax laws limit the deductibility of itemized deductions for individual taxpayers at certain income levels. These limitations may apply to a Member's share of some or all of the Company's expenses. Prospective Members are urged to consult their tax advisers with respect to the impact of these provisions and the Federal limitations on the deductibility of certain itemized deductions and investment expenses on their New York State and New York City tax liability.

                  For purposes of the New York State corporate franchise tax and the New York City general corporation tax, a corporation generally is treated as doing business in New York State and New York City, respectively, and is subject to such corporate taxes as a result of the ownership of a partnership interest in a partnership which does business in New York State and New York City, respectively.(8) Each of the New York State and New York City corporate taxes are imposed, in part, on the corporation's taxable income or capital allocable to the relevant jurisdiction by application of the appropriate allocation percentages. Moreover, a non-New York corporation which does business in New York State may be subject to a New York State license fee. A corporation which is subject to New York State corporate franchise tax solely as a result of being a non-managing member in a New York partnership may, under certain circumstances, elect to compute its New York State corporate franchise tax by taking into account only its distributive share of such partnership's income and loss. There is currently no similar provision in effect for purposes of the New York City general corporation tax.

                  Regulations under both the New York State corporate franchise tax and the New York City general corporation tax, however, provide an exception to this general rule in the case of a "portfolio investment partnership", which is defined, generally, as a partnership which meets the gross income requirements of Section 851(b)(2) of the Code. New York State (but not New


--------------

(8) New York State (but not New York City) generally exempts from corporate franchise tax a non-New York corporation which (i) does not actually or constructively own a 1% or greater limited partnership interest in a partnership doing business in New York and (ii) has a tax basis in such limited partnership interest not greater than $1 million.

York City) has adopted regulations that also include income and gains from commodity transactions described in Section 864(b)(2)(B)(iii) as qualifying gross income for this purpose. The Company's qualification as a "portfolio investment partnership" must be determined on an annual basis and, with respect to any taxable year, the Company may not qualify. Therefore, a corporate Member would not be treated as doing business in New York State and New York City solely as a result of its interest in the Company.

                  A trust or other unincorporated organization which by reason of its purposes or activities is exempt from Federal income tax is also exempt from New York State and New York City personal income tax. A nonstock corporation which is exempt from Federal income tax is generally presumed to be exempt from New York State corporate franchise tax and New York City general corporation tax. New York State imposes a tax with respect to such exempt entities on UBTI (including unrelated debt-financed income) at a rate which is currently equal to the New York State corporate franchise tax rate (plus the corporate surtax). There is no New York City tax on the UBTI of an otherwise exempt entity.

                  Each prospective corporate Member should consult its tax adviser with regard to the New York State and New York City tax consequences of an investment in the Company.

                              ERISA CONSIDERATIONS

                  Persons who are fiduciaries with respect to an employee benefit plan, IRA, Keogh plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or the Code (an "ERISA Plan") should consider, among other things, the matters described below before determining whether to invest in the Company.

                  ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see "TAX ASPECTS Unrelated Business Taxable Income" and "- Certain Issues Pertaining to Specific Exempt Organizations"), and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Company, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Company may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach.

                  Because the Company is registered as an investment company under the 1940 Act, the underlying assets of the Company should not be considered to be "plan assets" of the ERISA Plans investing in the Company for purposes of ERISA's fiduciary responsibility and prohibited transaction rules. Thus, neither the Adviser nor any of the Managers will be fiduciaries within the meaning of ERISA.

                  The Board of Managers requires an ERISA Plan proposing to invest in the Company to represent that it, and any fiduciaries responsible for the Plan's investments, are aware of and understand the Company's investment objective, policies and strategies, that the decision to invest plan assets in the Company was made with appropriate consideration of relevant investment factors with regard to the ERISA Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

                  Certain prospective Plan investors may currently maintain relationships with the Adviser or the Managers, or with other entities which are affiliated with the Adviser or the Managers. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any ERISA Plan to which it provides investment management, investment advisory or other services. ERISA prohibits ERISA Plan assets to be used for the benefit of a party in interest and also prohibits an ERISA Plan fiduciary from using its position to cause the ERISA Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA Plan investors should consult with counsel to determine if participation in the Company is a transaction which is prohibited by ERISA or the Code. Fiduciaries of ERISA or Benefit Plan investors will be required to represent that the decision to invest in the Company was made by them as fiduciaries that are independent of such affiliated persons, that are duly authorized to make such investment decision and that have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Company.

                  The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained in this Confidential Memorandum, is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult with their legal advisors regarding the consequences under ERISA of the acquisition and ownership of interests.

                      ADDITIONAL INFORMATION AND SUMMARY OF
                       LIMITED LIABILITY COMPANY AGREEMENT

                  The following is a summary description of additional items and of select provisions of the Company Agreement which may not be described elsewhere in this Confidential Memorandum. The description of such items and provisions is not definitive and reference should be made to the complete text of the Company Agreement, which is attached hereto as Appendix A.

MEMBER INTERESTS

                  Persons who purchase Interests in the offering being made hereby will be Members. The Adviser and its affiliates may contribute capital to and maintain an investment in the Company, and to that extent will be Members of the Company. The Adviser, or its successor as investment adviser of the Company, will also be a Special Advisory Member of the Company. In that regard, the Company has established a Special Advisory Account solely for the purpose of receiving the Incentive Allocation. The interest of the Special Advisory Member does not participate in the income or gains of the Company, has no voting rights and has no right to a share of the assets of the Company upon its liquidation, except to the extent that the Special Advisory Member has received or is entitled to receive the Incentive Allocation credited to the Special Advisory Account and all or a portion of that allocation has not been withdrawn. The Adviser may not contribute capital to the Company as Special Advisory Member.

LIABILITY OF MEMBERS

                  Under Delaware law and the Company Agreement, each Member will be liable for the debts and obligations of the Company only to the extent of any contributions to the capital of the Company (plus any accretions in value thereto prior to withdrawal) and a Member, in the sole discretion of the Board of Managers, may be obligated to return to the Company amounts distributed to the Member in accordance with the Company Agreement in certain circumstances where after giving effect to the distribution, certain liabilities of the Company exceed the fair market value of the Company's assets.

DUTY OF CARE OF MANAGERS

                  The Company Agreement provides that a Manager shall not be liable to the Company or any of the Members for any loss or damage occasioned by any act or omission in the performance of the Manager's services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Manager's office. The Company Agreement also contains provisions for the indemnification, to the extent permitted by law, of a Manager by the Company (but not by the Members individually) against any liability and expense to which the Manager may be liable which arise in connection with the performance of the Manager's activities on behalf of the Company. Managers shall not be personally liable to any Member for the repayment of any positive balance in the Member's capital account or for contributions by the Member to the capital of the Company or by reason of any change in the Federal or state income tax laws applicable to the Company or its investors. The rights of indemnification and exculpation provided under the Company Agreement shall not be construed so as to provide for indemnification of a Manager for any liability (including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Company Agreement to the fullest extent permitted by law.

AMENDMENT OF THE COMPANY AGREEMENT

                  The Company Agreement may generally be amended, in whole or in part, with the approval of the Board of Managers (including a majority of the Independent Managers, if required by the 1940 Act) and, without the approval of the Members, unless the approval of Members is required by the 1940 Act. However, certain amendments to the Company Agreement involving capital accounts and allocations thereto may not be made without the written consent of any Member adversely affected thereby or unless each Member has received written notice of the amendment and any Member objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board of Managers) to tender its entire interest for repurchase by the Company.

POWER OF ATTORNEY

                  By subscribing for an interest in the Company, each Member will appoint each of the Managers his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and maintenance of the Company as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Company or the Company Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Company.

                  The power-of-attorney granted as part of each Member's subscription agreement is a special power-of-attorney and is coupled with an interest in favor of the Board of Managers and as such shall be irrevocable and will continue in full force and effect notwithstanding the subsequent death or incapacity of any Member granting the power-of-attorney, and shall survive the delivery of a transfer by a Member of all or any portion of an Interest, except that where the transferee thereof has been approved by the Board of Managers for admission to the Company as a substitute Member, or upon the withdrawal of a Member from the Company pursuant to a periodic tender or otherwise this power-of-attorney given by the transferor shall terminate.

TERM, DISSOLUTION AND LIQUIDATION

                  The Company shall be dissolved:

                   o upon the affirmative vote to dissolve the Company by: (1) the Board of Managers or (2) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

                   o upon the expiration of any two year period which commences on the date on which any Member has submitted a written notice to the Company requesting to tender its entire interest for repurchase by the Company if that interest has not been repurchased by the Company;

                   o upon the failure of Members to elect successor Managers at a meeting called by the Adviser when no Manager remains to continue the business of the Company; or

                   o  as required by operation of law.

                  Upon the occurrence of any event of dissolution, the Board of Managers or CIBC WM, acting as liquidator under appointment by the Board of Managers (or another liquidator, if the Board of Managers does not appoint CIBC WM to act as liquidator or is unable to perform this function) is charged with winding up the affairs of the Company and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the section titled "Capital Accounts and Allocations - Allocation of Net Profits and Net Loss."

                  Upon the liquidation of the Company, its assets will be distributed (1) first to satisfy the debts, liabilities and obligations of the Company (other than debts to Members) including actual or anticipated liquidation expenses, (2) next to repay debts owing to the Members, and (3) finally to the Members proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in kind on a pro rata basis if the Board of Managers or liquidator determines that the distribution of assets in kind would be in the interests of the Members in facilitating an orderly liquidation.

REPORTS TO MEMBERS

                  The Company will furnish to Members as soon as practicable after the end of each taxable year such information as is necessary for them to complete Federal and state income tax or information returns, along with any other tax information required by law. The Company will send to Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act. Quarterly reports regarding the Company's operations during the period will also be sent to Members.

FISCAL YEAR

                  The Company's fiscal year is the 12-month period ending on December 31. The first fiscal year of the Company will commence on the date of the initial closing and will end on December 31, 2000.

AUDITORS AND LEGAL COUNSEL

                  The Board of Managers has selected Ernst & Young LLP as the independent public accountants of the Company. Ernst & Young LLP's principal business address is located at 787 Seventh Avenue, 15th Floor, New York, New York.

                  Schulte Roth & Zabel LLP, New York, New York, serves as legal counsel to the Company. The firm also acts as legal counsel to the Adviser, CIBC WM and its affiliates with respect to certain matters. Stroock & Stroock & Lavan LLP, New York, New York, acts as legal counsel to the Independent Managers.

CUSTODIAN

                  PFPC Trust Company ("PFPC Trust") serves as the primary custodian of the Company's assets, and may maintain custody of the Company's assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies), approved by the Board of Managers of the Company in accordance with the requirements set forth in Section 17(f) of the 1940 Act and the rules adopted thereunder. Assets of the Company are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of a custodian. PFPC Trust's principal business address is 103 Bellevue Parkway, Wilmington, DE 19809.

INQUIRIES

                  Inquiries concerning the Company and Interests (including information concerning subscription and withdrawal procedures) should be directed to:

                           CIBC Oppenheimer Advisers, L.L.C.
                           c/o CIBC World Markets Corp.
                           One World Financial Center - 31st Floor
                           200 Liberty Street
                           New York, New York  10281
                           Telephone:  212-667-4225
                           Telecopier:  212-667-5689

                           For additional information contact:

                           Howard M. Singer
                           Managing Director
                           CIBC World Markets Corp.

                                    * * * * *

                  All potential investors in the Company are encouraged to consult appropriate legal and tax counsel.

                                   APPENDIX A

             -------------------------------------------------------

                             STRATIGOS FUND, L.L.C.

                     (A Delaware Limited Liability Company)

                      ------------------------------------

                       LIMITED LIABILITY COMPANY AGREEMENT

                           Dated as of April 26, 2000

                      ------------------------------------
                     One World Financial Center, 31st Floor
                               200 Liberty Street
                            New York, New York 10281
                                 (212) 667-4225

                                TABLE OF CONTENTS

                                                                                                    Page
                                                                                                    -----
ARTICLE I   DEFINITIONS......................................................................           1

ARTICLE II   ORGANIZATION; ADMISSION OF MEMBERS..............................................          10
   2.1   Formation of Limited Liability Company..............................................          10
   2.2   Name................................................................................          10
   2.3   Principal and Registered Office......................................................         10
   2.4   Duration.............................................................................         10
   2.5   Objective and Business of the Company................................................         10
   2.6   Board of Managers....................................................................         11
   2.7   Members..............................................................................         12
   2.8   Special Advisory Member..............................................................         12
   2.9   Organizational Member................................................................         12
   2.10   Both Managers and Members...........................................................         12
   2.11   Limited Liability...................................................................         12

ARTICLE III   MANAGEMENT......................................................................         13
   3.1   Management and Control...............................................................         13
   3.2   Actions by the Board of Managers.....................................................         13
   3.3   Meetings of Members..................................................................         14
   3.4   Custody of Assets of the Company.....................................................         15
   3.5   Other Activities of Members and Managers.............................................         15



   3.6   Duty of Care.........................................................................         15
   3.7   Indemnification......................................................................         16
   3.8   Fees, Expenses and Reimbursement.....................................................         17

ARTICLE IV   TERMINATION OF STATUS OF ADVISER AND MANAGERS, TRANSFERS AND REPURCHASES.........         19
   4.1   Termination of Status of the Adviser.................................................         19
   4.2   Termination of Status of a Manager...................................................         20
   4.3   Removal of the Managers..............................................................         20
   4.4   Transfer of Interests of Members.....................................................         20
   4.5   Transfer of Interests of Special Advisory Member.....................................         21
   4.6   Repurchase of Interests..............................................................         21

ARTICLE V   CAPITAL...........................................................................         23
   5.1   Contributions to Capital.............................................................         23
   5.2   Rights of Members to Capital.........................................................         24
   5.3   Capital Accounts.....................................................................         24
   5.4   Allocation of Net Profit and Net Loss................................................         25
   5.5   Allocation of Insurance Premiums and Proceeds........................................         25
   5.6   Allocation of Certain Expenditures...................................................         25
   5.7   Reserves.............................................................................         26
   5.8   Incentive Allocation.................................................................         27
   5.9   Allocation of Organizational Expenses................................................         27
   5.10   Tax Allocations.....................................................................         27
   5.11   Distributions.......................................................................         29
   5.12   Withholding.........................................................................         29

ARTICLE VI   DISSOLUTION AND LIQUIDATION......................................................         30
   6.1   Dissolution..........................................................................         30
   6.2   Liquidation of Assets................................................................         30

ARTICLE VII   ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS....................................         31
   7.1   Accounting and Reports...............................................................         31
   7.2   Determinations by the Board of Managers..............................................         32
   7.3   Valuation of Assets..................................................................         32

ARTICLE VIII   MISCELLANEOUS PROVISIONS.......................................................         33
   8.1   Amendment of Limited Liability Company Agreement.....................................         33
   8.2   Special Power of Attorney............................................................         34
   8.3   Notices..............................................................................         35
   8.4   Agreement Binding Upon Successors and Assigns........................................         35
   8.5   Applicability of 1940 Act and Form N-2...............................................         35
   8.6   Choice of Law; Arbitration...........................................................         36
   8.7   Not for Benefit of Creditors.........................................................         37
   8.8   Consents.............................................................................         37

   8.9   Merger and Consolidation.............................................................         37
   8.10   Pronouns............................................................................         37
   8.11   Confidentiality.....................................................................         37
   8.12   Certification of Non-Foreign Status.................................................         38
   8.13   Severability........................................................................         38
   8.14   Filing of Returns...................................................................         38
   8.15   Tax Matters Partner.................................................................         39
   8.16   Section 754 Election................................................................         39

                           (1) STRATIGOS FUND, L.L.C.
                       LIMITED LIABILITY COMPANY AGREEMENT

                  THIS LIMITED LIABILITY COMPANY AGREEMENT of Stratigos Fund, L.L.C. (the "Company") is dated as of April 26, 2000 by and among Jesse H. Ausubel, Charles F. Barber, Paul Belica, and Howard M. Singer as the Managers, CIBC Oppenheimer Advisers, L.L.C., as the Special Advisory Member, Paul Belica as the Organizational Member, and those persons hereinafter admitted as Members.

                  WHEREAS, the Company has heretofore been formed as a limited liability company under the Delaware Limited Liability Company Act pursuant to an initial Certificate of Formation (the "Certificate") dated and filed with the Secretary of State of Delaware on April 14, 2000;

                  NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  For purposes of this Agreement:

                  ADMINISTRATOR               The person who provides
                                              administrative services to the
                                              Company pursuant to an
                                              administrative services agreement.

                  ADVISER CIBC Oppenheimer Advisers, L.L.C., a limited liability company organized under Delaware law, or any person who may hereinafter serve as the investment adviser to the Company pursuant to an
                                              Investment Advisory Agreement.

                  ADVISERS ACT The Investment Advisers Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

                  AFFILIATE                   An affiliated person of a person
                                              as such term is defined in the
                                              1940 Act.

                  AGREEMENT                   This Limited Liability Company
                                              Agreement, as amended from time to
                                              time.

                  ALLOCATION CHANGE           With respect to each Member
                                              for each Allocation Period, the
                                              difference between:

                                              (1) the sum of (a) the balance of
                                                  such Member's Capital Account
                                                  as of the close of the
                                                  Allocation Period (after
                                                  giving effect to all
                                                  allocations to be made to such
                                                  Member's Capital Account as of
                                                  such date other than any
                                                  Incentive Allocation to be
                                                  debited against such Member's
                                                  Capital Account), plus (b) any
                                                  debits to such Member's
                                                  Capital Account during the
                                                  Allocation Period to reflect
                                                  any actual or deemed
                                                  distributions or repurchases
                                                  with respect to such Member's
                                                  Interest, plus (c) any debits
                                                  to such Member's Capital
                                                  Account during the Allocation
                                                  Period to reflect any
                                                  Insurance premiums allocable
                                                  to such Member, plus (d) any
                                                  debits to such Member's
                                                  Capital Account during the
                                                  Allocation Period to reflect
                                                  any items allocable to such
                                                  Member's Capital Account
                                                  pursuant to Section 5.6
                                                  hereof; and

                                              (2) the sum of (a) the balance of
                                                  such Member's Capital Account
                                                  as of the commencement of the
                                                  Allocation Period, plus (b)
                                                  any credits to such Member's
                                                  Capital Account during the
                                                  Allocation Period to reflect
                                                  any contributions by such
                                                  Member to the capital of the
                                                  Company, plus (c) any credits
                                                  to such Member's Capital
                                                  Account during the Allocation
                                                  Period to reflect any
                                                  Insurance proceeds allocable
                                                  to such Member.

                                              If the amount specified in clause
                                              (1) exceeds the amount specified
                                              in clause (2), such difference
                                              shall be a POSITIVE ALLOCATION
                                              CHANGE, and if the amount
                                              specified in clause (2) exceeds
                                              the amount specified in clause
                                              (1), such difference shall be a
                                              NEGATIVE ALLOCATION CHANGE.

                  ALLOCATION   PERIOD         With respect to each Member, the
                                              period commencing as of the date
                                              of admission of such Member to the
                                              Company, and thereafter each
                                              period commencing as of the day
                                              following the last day of the
                                              preceding Allocation Period with
                                              respect to such Member, and ending
                                              at the close of business on the
                                              first to occur of the following:

                                              (1) the last day of a Fiscal Year;

                                              (2) the day as of which the
                                                  Company repurchases the entire
                                                  Interest of such Member;

                                              (3) the day as of which the
                                                  Company admits as a
                                                  substituted Member a person to
                                                  whom the Interest of such
                                                  Member has been Transferred
                                                  (unless there is no change of
                                                  beneficial ownership); and

                                              (4) the day as of which the
                                                  Adviser's status as the
                                                  Special Advisory Member is
                                                  terminated pursuant to Section
                                                  4.1 hereof.

                  BOARD OF MANAGERS           The Board of Managers established
                                              pursuant to Section 2.6.

                  CAPITAL ACCOUNT             With respect to each Member, the
                                              capital account established and
                                              maintained on behalf of each
                                              Member pursuant to Section 5.3
                                              hereof.

                  CAPITAL PERCENTAGE          A percentage established for each
                                              Member on the Company's books as
                                              of each Expense Allocation Date.
                                              The Capital Percentage of a Member
                                              on an Expense Allocation Date
                                              shall be determined by dividing
                                              the amount of capital contributed
                                              to the Company by the Member
                                              pursuant to Section 5.1 hereof by
                                              the sum of the capital contributed
                                              to the Company by each Member
                                              pursuant to Section 5.1 hereof on
                                              or prior to such Expense
                                              Allocation Date. The sum of the
                                              Capital Percentages of all Members
                                              on each Expense Allocation Date
                                              shall equal 100%.

                  CERTIFICATE                 The Certificate of Formation of
                                              the Company and any amendments
                                              thereto as filed with the office
                                              of the Secretary of State of
                                              Delaware.

                  CIBC WM                     CIBC World Markets Corp., or any
                                              successor thereto.

                  CIBC WM SERVICES            Such administrative services as
                                              CIBC WM shall provide to the
                                              Company pursuant to a separate
                                              written agreement with the Company
                                              as contemplated by Section 3.8(a)
                                              hereof.

                  CLOSING DATE                The first date on or as of which a
                                              Member other than the
                                              Organizational Member is admitted
                                              to the Company.

                  CODE The United States Internal Revenue Code of 1986, as amended and as hereafter amended from time to time, or any successor law.

                  COMPANY The limited liability company governed hereby, as such limited liability company may from time to time be constituted.

                  DELAWARE ACT                The Delaware Limited Liability
                                              Company Act as in effect on the
                                              date hereof and as amended from
                                              time to time, or any successor
                                              law.

                  EXPENSE ALLOCATION DATE     The Closing Date, and thereafter
                                              each day on or before December 31,
                                              2000, as of which a contribution
                                              to the capital of the Company is
                                              made pursuant to Section 5.1
                                              hereof.

                  FISCAL PERIOD               The period commencing on the
                                              Closing Date, and thereafter each
                                              period commencing on the day
                                              immediately following the last day
                                              of the preceding Fiscal Period,
                                              and ending at the close of
                                              business on the first to occur of
                                              the following dates:

                                              (1) the last day of a Fiscal Year;

                                              (2) the day preceding any day as
                                                  of which a contribution to the
                                                  capital of the Company is made
                                                  pursuant to Section 5.1; or

                                              (3) any day on which the Company
                                                  repurchases any Interest or
                                                  portion of an Interest of any
                                                  Member;

                                              (4) any day (other than one
                                                  specified in clause (2) above)
                                                  as of which this Agreement
                                                  provides for any amount to be
                                                  credited to or debited against
                                                  the Capital Account of
                                                  any Member, other than an
                                                  amount to be credited to or
                                                  debited against the Capital
                                                  Accounts of all Members in
                                                  accordance with their
                                                  respective Investment
                                                  Percentages.

                  FISCAL YEAR                 The period commencing on the
                                              Closing Date and ending on
                                              December 31, 2000, and thereafter
                                              each period commencing on January
                                              1 of each year and ending on
                                              December 31 of each year (or on
                                              the date of a final distribution
                                              pursuant to Section 6.2 hereof),
                                              unless the Board of Managers shall
                                              elect another fiscal year for the
                                              Company that is a permissible
                                              taxable year under the Code.

                  FORM N-2 The Company's Registration Statement on Form N-2 filed with the Securities and Exchange
                                              Commission, as amended from time
                                              to time.

                  INCENTIVE ALLOCATION        With respect to each Member, 20%
                                              of the amount, determined as of
                                              the close of each Allocation
                                              Period with respect to such
                                              Member, by which such Member's
                                              Positive Allocation Change for
                                              such Allocation Period, if any,
                                              exceeds any positive balance in
                                              such Member's Loss Recovery
                                              Account as of the most recent
                                              prior date as of which any
                                              adjustment has been made thereto.

                  INDEPENDENT  MANAGERS       Those Managers who are not
                                              "interested persons" of the
                                              Company as such term is defined in
                                              the 1940 Act.

                  INSURANCE                   One or more "key man" insurance
                                              policies on the life of any
                                              principal of a member of the
                                              Adviser, the benefits of which are
                                              payable to the Company.

                  INTEREST The entire ownership interest in the Company at any particular time of a Member or the Special
                                              Advisory Member, or other person
                                              to whom an Interest of a Member or
                                              portion thereof has been
                                              transferred pursuant to Section
                                              4.4 hereof, including the rights
                                              and obligations of such

                                              Member or other person under this
                                              Agreement and the Delaware Act.

                  INVESTMENT ADVISORY
                  AGREEMENT                   A separate written agreement
                                              entered into by the Company
                                              pursuant to which the Adviser
                                              provides investment advisory
                                              services to the Company.

                  INVESTMENT PERCENTAGE       A percentage established for each
                                              Member on the Company's books as
                                              of the first day of each Fiscal
                                              Period. The Investment Percentage
                                              of a Member for a Fiscal Period
                                              shall be determined by dividing
                                              the balance of the Member's
                                              Capital Account as of the
                                              commencement of such Fiscal Period
                                              by the sum of the Capital Accounts
                                              of all of the Members as of the
                                              commencement of such Fiscal
                                              Period. The sum of the Investment
                                              Percentages of all Members for
                                              each Fiscal Period shall equal
                                              100%.



                  LOSS RECOVERY ACCOUNT       A memorandum account to be
                                              recorded in the books and records
                                              of the Company with respect to
                                              each Member, which shall have an
                                              initial balance of zero and which
                                              shall be adjusted as follows:



                                              (1) As of the first day after the
                                                  close of each Allocation
                                                  Period for such Member, the
                                                  balance of the Loss Recovery
                                                  Account shall be increased by
                                                  the amount, if any, of such
                                                  Member's Negative Allocation
                                                  Change for such Allocation
                                                  Period and shall be reduced
                                                  (but not below zero) by the
                                                  amount, if any, of such
                                                  Member's Positive Allocation
                                                  Change for such Allocation
                                                  Period.

                                              (2) The balance of the Loss
                                                  Recovery Account shall be
                                                  reduced (but not below zero)
                                                  as of the first date as of
                                                  which the Capital Account
                                                  balance of any Member is
                                                  reduced as a result of
                                                  repurchase or transfer with
                                                  respect to such Member's
                                                  Interest by an amount
                                                  determined by multiplying (a)
                                                  such positive balance by (b) a
                                                  fraction, (i) the numerator of
                                                  which is
                                                  equal to the amount of the
                                                  repurchase or transfer, and
                                                  (ii) the denominator of which
                                                  is equal to the balance of
                                                  such Member's Capital Account
                                                  immediately before giving
                                                  effect to such repurchase or
                                                  transfer.

                                              No transferee of any Interest
                                              shall succeed to any Loss Recovery
                                              Account balance or portion thereof
                                              attributable to the transferor
                                              unless the Transfer by which such
                                              transferee received such Interest
                                              did not involve a change of
                                              beneficial ownership.

                  MANAGER An individual designated as a manager of the Company pursuant to the provisions of Section 2.6 of the Agreement and who serves on the Board of Managers of the Company.

                  MEMBER Any person who shall have been admitted to the Company as a member (including any Manager in such person's capacity as a member of the Company but excluding any Manager in such person's capacity as a Manager of the Company) until the Company repurchases the entire Interest of such person as a member pursuant to Section 4.6 hereof or a substituted member or members are admitted with respect to any such person's entire
                                              Interest as a member pursuant to
                                              Section 4.4 hereof; such term
                                              includes the Adviser to the extent
                                              the Adviser makes a capital
                                              contribution to the Company and
                                              shall have been admitted to the
                                              Company as a member, and shall not
                                              include the Special Advisory
                                              Member.

                  NEGATIVE ALLOCATION
                  CHANGE The meaning given such term in the definition of Allocation Change.

                  NET ASSETS                  The total value of all assets of
                                              the Company, less an amount equal
                                              to all accrued debts, liabilities
                                              and obligations of the Company,
                                              calculated before giving effect to
                                              any repurchases of Interests.

                  NET PROFIT OR NET LOSS      The amount by which the Net Assets
                                              as of the close of business on the
                                              last day of a Fiscal Period exceed
                                              (in the case of Net Profit) or are
                                              less than (in the case of Net
                                              Loss) the Net Assets as of the
                                              commencement of the same Fiscal
                                              Period (or, with respect to the
                                              initial Fiscal Period of the
                                              Company, at the close of business
                                              on the Closing Date), such amount
                                              to be adjusted to exclude:

                                              (1) the amount of any Insurance
                                                  premiums or proceeds to be
                                                  allocated among the Capital
                                                  Accounts of the Members
                                                  pursuant to Section 5.5
                                                  hereof;

                                              (2) any items to be allocated
                                                  among the Capital Accounts of
                                                  the Members on a basis that is
                                                  not in accordance with the
                                                  respective Investment
                                                  Percentages of all Members as
                                                  of the commencement of such
                                                  Fiscal Period pursuant to
                                                  Sections 5.6 and 5.7 hereof;
                                                  and

                                              (3) Organizational Expenses
                                                  allocated among the Capital
                                                  Accounts of the Members
                                                  pursuant to Section 5.9
                                                  hereof.

                  1940 ACT The Investment Company Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

                  1934 ACT The Securities Exchange Act of 1934 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

                  ORGANIZATIONAL EXPENSES     The expenses incurred by the
                                              Company in connection with its
                                              formation, its initial
                                              registration as an investment
                                              company under the 1940 Act, and
                                              the initial offering of Interests.



                  ORGANIZATIONAL MEMBER       Paul Belica

                  POSITIVE ALLOCATION CHANGE  The meaning given such term in the definition of Allocation Change.

                  SECURITIES                  Securities (including, without
                                              limitation, equities, debt
                                              obligations, options, and other
                                              "securities" as that term is
                                              defined in Section 2(a)(36) of the
                                              1940 Act) and any contracts for
                                              forward or future delivery of any
                                              security, debt obligation or
                                              currency, or commodity, all types
                                              of derivative instruments and any
                                              contracts based on any index or
                                              group of securities, debt
                                              obligations or currencies, or
                                              commodities, and any options
                                              thereon.

                  SPECIAL  ADVISORY ACCOUNT   A capital account established and
                                              maintained on behalf of the
                                              Special Advisory Member pursuant
                                              to Section 5.3 hereof solely for
                                              the purpose of receiving the
                                              Incentive Allocation.

                  SPECIAL ADVISORY MEMBER     The Adviser in its capacity as the
                                              investment adviser to the Company.

                  TRANSFER The assignment, transfer, sale, encumbrance, pledge or other disposition of all or any portion of an Interest, including any right to receive any allocations and distributions attributable to an Interest.

                                   ARTICLE II

                       ORGANIZATION; ADMISSION OF MEMBERS

                  2.1 Formation of Limited Liability Company.

                  The Board of Managers shall execute and file in accordance with the Delaware Act any amendment to the Certificate and shall execute and file with applicable governmental authorities any other instruments, documents and certificates that, in the opinion of the Company's legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Company shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Company.

                  2.2 Name.

                  The name of the Company shall be "Stratigos Fund, L.L.C." or such other name as the Board of Managers may hereafter adopt upon (i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act and (ii) sending notice thereof to each Member.

                  2.3 Principal and Registered Office.

                  The Company shall have its principal office at One World Financial Center, 31st Floor, 200 Liberty Street, New York, New York 10281, or at such other place designated from time to time by the Board of Managers.

                  The Company shall have its registered office in Delaware at 1013 Center Road, Wilmington, Delaware 19805-1297, and shall have Corporation Service Company as its registered agent for service of process in Delaware, unless a different registered office or agent is designated from time to time by the Board of Managers.

                  2.4 Duration.

                  The term of the Company commenced on the filing of the Certificate with the Secretary of State of Delaware and shall continue until the Company is dissolved pursuant to Section 6.1 hereof.

                  2.5 Objective and Business of the Company.

                  (a) The objective and business of the Company is to purchase, sell (including short sales), invest and trade in Securities, on margin or otherwise, and to engage in any financial or derivative transactions relating thereto or otherwise. The Company may execute, deliver and perform all contracts, agreements and other undertakings and engage in all activities and transactions as may in the opinion of the Board of Managers be necessary or advisable to carry out its objective or business.

                  (b) The Company shall operate as a closed-end, non-diversified, management investment company in accordance with the 1940 Act and subject to any fundamental policies and investment restrictions set forth in the Form N-2.

                  2.6 Board of Managers.

                  (a) Prior to the Closing Date, the Organizational Member may designate such persons who shall agree to be bound by all of the terms of this Agreement to serve as the initial Managers on the Board of Managers, subject to the election of such persons prior to the Closing Date by the Organizational Member. By signing this Agreement or the signature page of the Company's subscription agreement, a Member admitted on the Closing Date shall be deemed to have voted for the election of each of the initial Managers to the Board of Managers. After the Closing Date, the Board of Managers may, subject to the provisions of paragraphs (a) and (b) of this Section 2.6 with respect to the number of and vacancies in the position of Manager and the provisions of Section
3.3 hereof with respect to the election of Managers to the Board of Managers by Members, designate any person who shall agree to be bound by all of the terms of this Agreement as a Manager. The names and mailing addresses of the Managers shall be set forth in the books and records of the Company. The number of Managers shall be fixed from time to time by the Board of Managers.

                  (b) Each Manager shall serve on the Board of Managers for the duration of the term of the Company, unless his or her status as a Manager shall be sooner terminated pursuant to Section 4.2 hereof. In the event of any vacancy in the position of Manager, the remaining Managers may appoint an individual to serve in such capacity, so long as immediately after such appointment at least two-thirds (2/3) of the Managers then serving would have been elected by the Members. The Board of Managers may call a meeting of Members to fill any vacancy in the position of Manager, and shall do so within 60 days after any date on which Managers who were elected by the Members cease to constitute a majority of the Managers then serving on the Board of Managers.

                  (c) In the event that no Manager remains to continue the business of the Company, the Adviser shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Manager ceased to act in that capacity, for the purpose of determining whether to continue the business of the Company and, if the business shall be continued, of electing the required number of Managers to the Board of Managers. If the Members shall determine at such meeting not to continue the business of the Company or if the required number of Managers is not elected within 60 days after the date on which the last Manager ceased to act in that capacity, then the Company shall be dissolved pursuant to Section 6.1 hereof and the assets of the Company shall be liquidated and distributed pursuant to Section 6.2 hereof.

                  2.7 Members.

                  For the first twelve months from the date the Company commences operations, the Board of Managers may admit new Members as of the first day of each month. Thereafter, the Board of Managers may admit new Members at such times as may be determined by the Board of Managers, but not more frequently than as of the first day of each calendar quarter, unless the Board of Managers has received a letter from counsel to the Adviser stating that, under applicable banking laws, the Board of Managers may admit new Members on a more frequent basis. Subject to the foregoing, Members may be admitted to the Company subject to the condition that each such Member shall execute an appropriate signature page of this Agreement or of the Company's subscription agreement pursuant to which such Member agrees to be bound by all the terms and provisions hereof. The Board of Managers may in its absolute discretion reject any subscription for Interests. The Board of Managers may, in its sole discretion, suspend subscriptions for Interests at any time. The admission of any person as a Member shall be effective upon the revision of the books and records of the Company to reflect the name and the contribution to the capital of the Company of such additional Member.

                  2.8 Special Advisory Member.

                  Upon signing this Agreement, the Adviser shall be admitted to the Company as the Special Advisory Member, subject to due approval, in accordance with the requirements of the 1940 Act, of the Investment Advisory Agreement. The Interest of the Special Advisory Member shall be non-voting. If at anytime the Investment Advisory Agreement between the Company and the person then serving as Adviser terminates, the Board of Managers shall admit as a substitute Special Advisory Member, upon its signing this Agreement, such person as may be retained by the Company to provide investment advisory services pursuant to an Investment Advisory Agreement, subject to the due approval of such Investment Advisory Agreement in accordance with the requirements of the 1940 Act.

                  2.9 Organizational Member.

                  Upon the admission of any Member, the Organizational Member shall withdraw from the Company as the Organizational Member and shall be entitled to the return of his or her Capital Contribution, if any, without interest or deduction.

                  2.10 Both Managers and Members.

                  A Member may at the same time be a Manager and a Member, or a Special Advisory Member and Member, in which event such Member's rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions hereof or as provided in the Delaware Act.

                  2.11 Limited Liability.

                  Except as provided under applicable law, a Member and the Special Advisory Member shall not be liable for the Company's debts, obligations and liabilities in any amount in excess of the capital account balance of such Member, plus such Member's share of undistributed profits and assets. Except as provided under applicable law, a Manager shall not be liable for the Company's debts, obligations and liabilities.

                                   ARTICLE III

                                   MANAGEMENT

                  3.1 Management and Control.

                  (a) Management and control of the business of the Company shall be vested in the Board of Managers, which shall have the right, power and authority, on behalf of the Company and in its name, to exercise all rights, powers and authority of Managers under the Delaware Act and to do all things necessary and proper to carry out the objective and business of the Company and their duties hereunder. No Manager shall have the authority individually to act on behalf of or to bind the Company except within the scope of such Manager's authority as delegated by the Board of Managers. The parties hereto intend that, except to the extent otherwise expressly provided herein, (i) each Manager shall be vested with the same powers, authority and responsibilities on behalf of the Company as are customarily vested in each director of a Delaware corporation and
(ii) each Independent Manager shall be vested with the same powers, authority and responsibilities on behalf of the Company as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an "interested person" of such company as such term is defined in the 1940 Act. During any period in which the Company shall have no Managers, the Adviser shall continue to serve as the Adviser to the Company. During such time period, CIBC WM shall continue to provide the CIBC WM Services to the Company.

                  (b) Members shall have no right to participate in and shall take no part in the management or control of the Company's business and shall have no right, power or authority to act for or bind the Company. Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act or as otherwise required in the Delaware Act.

                  (c) The Board of Managers may delegate to any other person any rights, power and authority vested by this Agreement in the Board of Managers to the extent permissible under applicable law.

                  3.2 Actions by the Board of Managers.

                  (a) Unless provided otherwise in this Agreement, the Board of Managers shall act only: (i) by the affirmative vote of a majority of the Managers (including the vote of a majority of the Independent Managers if required by the 1940 Act) present at a meeting duly called at which a quorum of the Managers shall be present (in person or, if in person attendance is not required by the 1940 Act, by telephone) or (ii) by unanimous written consent of all of the Managers without a meeting, if permissible under the 1940 Act.

                  (b) The Board of Managers may designate from time to time a Principal Manager who shall preside at all meetings. Meetings of the Board of Managers may be called by the Principal Manager or by any two Managers, and may be held on such date and at such time and place as the Board of Managers shall determine. Each Manager shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting. Notice need not be given to any Manager who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting. Managers may attend and participate in any meeting by telephone except where in person attendance at a meeting is required by the 1940 Act. A majority of the Managers shall constitute a quorum at any meeting.

                  3.3 Meetings of Members.

                  (a) Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present. Meetings of the Members may be called by the Board of Managers or by Members holding 25% or more of the total number of votes eligible to be cast by all Members, and may be held at such time, date and place as the Board of Managers shall determine. The Board of Managers shall arrange to provide written notice of the meeting, stating the date, time and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting within a reasonable time prior thereto. Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting, except as otherwise required by applicable law. Only matters set forth in the notice of a meeting may be voted on by the Members at a meeting. The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting. In the absence of a quorum, a meeting of the Members may be adjourned by action of a majority of the Members present in person or by proxy without additional notice to the Members. Except as otherwise required by any provision of this Agreement or of the 1940 Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Managers and
(ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at such meeting.

                  (b) Each Member shall be entitled to cast at any meeting of Members a number of votes equivalent to such Member's Investment Percentage as of the record date for such meeting. The Board of Managers shall establish a record date not less than 10 nor more than 60 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes that each Member will be entitled to cast thereat, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

                  (c) A Member may vote at any meeting of Members by a proxy properly executed in writing by the Member and filed with the Company before or at the time of the meeting. A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Company at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person. Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

                  3.4 Custody of Assets of the Company.

                  The physical possession of all funds, Securities or other properties of the Company shall at all times, be held, controlled and administered by one or more custodians retained by the Company in accordance with the requirements of the 1940 Act and the rules thereunder.

                  3.5 Other Activities of Members and Managers.

                  (a) The Managers shall not be required to devote full time to the affairs of the Company, but shall devote such time as may reasonably be required to perform their obligations under this Agreement.

                  (b) Any Member or Manager, and any Affiliate of any Member or Manager, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisors or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements. No Member or Manager shall have any rights in or to such activities of any other Member or Manager, or any profits derived therefrom.

                  3.6 Duty of Care.

                  (a) A Manager shall not be liable to the Company or to any of its Members for any loss or damage occasioned by any act or omission in the performance of his or her services under this Agreement, unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of such Manager constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Manager's office.

                  (b) Members not in breach of any obligation hereunder or under any agreement pursuant to which the Member subscribed for an Interest shall be liable to the Company, any Member or third parties only as provided under the Delaware Act.

                  3.7 Indemnification.

                  (a) To the fullest extent permitted by law, the Company shall, subject to Section 3.7(b) hereof, indemnify each Manager (including for this purpose his or her respective executors, heirs, assigns, successors or other legal representatives), against all losses, claims, damages, liabilities, costs and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Manager of the Company or the past or present performance of services to the Company by such indemnitee, except to the extent such loss, claim, damage, liability, cost or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. The rights of indemnification provided under this Section 3.7 shall not be construed so as to provide for indemnification of a Manager for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section
3.7 to the fullest extent permitted by law.

                  (b) Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the Company in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Company amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under
Section 3.7(a) hereof; provided, however, that (i) such indemnitee shall provide security for such undertaking, (ii) the Company shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee's failure to fulfill such undertaking, or (iii) a majority of the Managers (excluding any Manager who is either seeking advancement of expenses hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

                  (c) As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, indemnification shall be provided pursuant to Section 3.7(a) hereof if (i) approved as in the best interests of the Company by a majority of the Managers (excluding any Manager who is either seeking indemnification hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Company and that such indemnitee is not liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, or (ii) the Board of Managers secures a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnification would not protect such indemnitee against any liability to the Company or its Members to which such indemnitee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.

                  (d) Any indemnification or advancement of expenses made pursuant to this Section 3.7 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. In (i) any suit brought by a Manager (or other person entitled to indemnification hereunder) to enforce a right to indemnification under this Section 3.7 it shall be a defense that, and (ii) in any suit in the name of the Company to recover any indemnification or advancement of expenses made pursuant to this Section 3.7 the Company shall be entitled to recover such expenses upon a final adjudication that, the Manager or other person claiming a right to indemnification under this
Section 3.7 has not met the applicable standard of conduct set forth in this
Section 3.7. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this
Section 3.7, the burden of proving that the Manager or other person claiming a right to indemnification is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.7 shall be on the Company (or any Member acting derivatively or otherwise on behalf of the Company or its Members).

                  (e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.7 or to which such indemnitee may otherwise be entitled except out of the assets of the Company, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

                  (f) The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.7 shall affect the power of the Company to purchase and maintain liability insurance on behalf of any Manager or other person.

                  3.8 Fees, Expenses and Reimbursement.

                  (a) So long as CIBC WM provides CIBC WM Services to the Company, it shall be entitled to receive fees for such services as may be agreed to by CIBC WM and the Company pursuant to a separate written agreement.

                  (b) The Board of Managers may cause the Company to compensate each Manager for his or her services as such. In addition, the Managers shall be reimbursed by the

Company for reasonable out-of-pocket expenses incurred by them in performing their duties under this Agreement.

                  (c) The Company shall bear all expenses incurred in its business and operations, other than those specifically required to be borne by the Adviser pursuant to the Investment Advisory Agreement or by CIBC WM pursuant to the agreement referred to in Section 3.8(a) hereof. Expenses to be borne by the Company include, but are not limited to, the following:

                      (1) all costs and expenses related to portfolio transactions and positions for the Company's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on Securities sold short, dividends on Securities sold short but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in investment funds;

                      (2) all costs and expenses associated with the organization and registration of the Company, certain offering costs and the costs of compliance with any applicable federal or state laws;

                      (3) attorneys' fees and disbursements associated with updating the Company's Confidential Memorandum and subscription documents (the "Offering Materials"); the costs of printing the Offering Materials; the costs of distributing the Offering Materials to prospective investors; and attorneys' fees and disbursements associated with the review of subscription documents executed and delivered to the Company in connection with offerings of Interests;

                      (4) the costs and expenses of holding meetings of the Board of Managers and any meetings of Members;

                      (5) fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Company or the Board of Managers. In the event that consultants and professionals are retained for the benefit of the Company and one or more other accounts managed by the Adviser, such fees will be allocated among all such accounts based on relative net assets;

                      (6) any fees payable to CIBC WM for CIBC WM Services and the fees of custodians and persons providing administrative services to the Company;

                      (7) the costs of a fidelity bond and any liability insurance obtained on behalf of the Company or its Managers;

                      (8) all expenses of computing the Company's net asset value, including any equipment or services obtained for such purposes;

                      (9) all charges for equipment or services used in communicating information regarding the Company's transactions among the Adviser and any custodian or other agent engaged by the Company; and

                      (10) such other types of expenses as may be approved from
                           time to time by the Board of Managers, other than those required to be borne by the Adviser or CIBC WM.

                  The Adviser shall be entitled to reimbursement from the Company for any of the above expenses that it pays on behalf of the Company.

                  (d) Subject to procuring any required regulatory approvals, from time to time the Company may, alone or in conjunction with other accounts for which the Adviser, or any Affiliate of the Adviser, acts as general partner or investment adviser, purchase Insurance in such amounts, from such insurers and on such terms as the Board of Managers shall determine.

                                   ARTICLE IV

                 TERMINATION OF STATUS OF ADVISER AND MANAGERS,

                            TRANSFERS AND REPURCHASES

                  4.1 Termination of Status of the Adviser.

                  The status of the Adviser as the Special Advisory Member shall terminate if the Investment Advisory Agreement with the Adviser terminates and the Company does not enter into a new Investment Advisory Agreement with the Adviser, effective as of the date of such termination.

                  4.2 Termination of Status of a Manager.

                  The status of a Manager shall terminate if the Manager (i) shall die; (ii) shall be adjudicated incompetent; (iii) shall voluntarily withdraw as a Manager (upon not less than 90 days' prior written notice to the other Managers); (iv) shall be removed; (v) shall be certified by a physician to be mentally or physically unable to perform his or her duties hereunder; (vi) shall be declared bankrupt by a court with appropriate jurisdiction, file a petition commencing a voluntary case under any bankruptcy law or make an assignment for the benefit of creditors; (vii) shall have a receiver appointed to administer the property or affairs of such Manager; or (viii) shall otherwise cease to be a Manager of the Company under the Delaware Act.

                  4.3 Removal of the Managers.

                  Any Manager may be removed either by (a) the vote or written consent of at least two-thirds (2/3) of the Managers not subject to the removal vote or (b) the vote or written consent of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

                  4.4 Transfer of Interests of Members.

                  (a) An Interest of a Member may be Transferred only (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency or dissolution of such Member or (ii) with the written consent of the Board of Managers (which may be withheld in its sole discretion); provided, however, that the Board of Managers may not consent to any Transfer other than a Transfer (i) in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferor (e.g., certain Transfers to affiliates, gifts and contributions to family partnerships), (ii) to members of the Member's immediate family (brothers, sisters, spouse, parents and children), or (iii) a distribution from a qualified retirement plan or an individual retirement account, unless it consults with counsel to the Company and counsel to the Company confirms that such Transfer will not cause the Company to be treated as a "publicly traded partnership" taxable as a corporation.

                  (b) The Board of Managers may not consent to a Transfer of an Interest or a portion thereof of a Member unless: (i) the person to whom such Interest is Transferred (or each of such person's beneficial owners if such a person is a "private investment company" as defined in paragraph (d)(3) of Rule 205-3 under the Advisers Act) is a person whom the Board of Managers believes meets the requirements of paragraph (d)(1) of Rule 205-3 under the Advisers Act or any successor rule thereto; and (ii) the entire Interest of the Member is Transferred to a single transferee or, after the Transfer of a portion of an Interest, the balance of the Capital Account of each of the transferee and transferor is not less than $150,000. Any transferee that acquires an Interest by operation of law as the result of the death, divorce, bankruptcy, insolvency or dissolution of a Member or otherwise, shall be entitled to the allocations and distributions allocable to the Interest so acquired and to Transfer such Interest in accordance with the terms of this Agreement, but shall not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member. If a Member transfers an Interest with the approval of the Board of Managers, the Board of Managers shall promptly take all necessary actions so that the transferee to whom such Interest is transferred is admitted to the Company as a Member. Each Member effecting a Transfer and its transferee agree to pay all expenses, including attorneys' and accountants' fees, incurred by the Company in connection with such Transfer.

                  (c) Each Member shall indemnify and hold harmless the Company, the Managers, the Adviser, each other Member and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of this Section 4.4 and (ii) any misrepresentation by such Member in connection with any such Transfer.

                  4.5      Transfer of Interests of Special Advisory Member.

                  The Adviser may not Transfer its Interest as the Special Advisory Member.

                  4.6      Repurchase of Interests.

                  (a) Except as otherwise provided in this Agreement, no Member or other person holding an Interest or portion thereof shall have the right to withdraw or tender to the Company for repurchase that Interest or portion thereof. The Board of Managers from time to time, in its complete and exclusive discretion and on such terms and conditions as it may determine, may cause the Company to repurchase Interests or portions thereof pursuant to written tenders. However, the Company shall not offer to repurchase Interests on more than two occasions during any one Fiscal Year unless it has received an opinion of counsel to the effect that such more frequent offers would not cause any adverse tax consequences to the Company or the Members. In determining whether to cause the Company to repurchase Interests or portions thereof pursuant to written tenders, the Board of Managers shall consider the recommendation of the Adviser, and shall also consider the following factors, among others:

                           (1) whether any Members have requested to tender Interests or portions thereof to the Company;

                           (2)   the liquidity of the Company's assets;

                           (3) the investment plans and working capital requirements of the Company;

                           (4) the relative economies of scale with respect to the size of the Company;

                           (5) the history of the Company in repurchasing Interests or portions thereof;

                           (6) the economic condition of the securities markets; and

                           (7) the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.

                  The Board of Managers shall cause the Company to repurchase Interests or portions thereof pursuant to written tenders only on terms fair to the Company and to all Members or one or more classes of Members (including persons holding Interests acquired from Members), as applicable.

                  (b) A Member who tenders for repurchase only a portion of such Member's Interest shall be required to maintain a capital account balance equal to the greater of: (i)

$150,000, net of the amount of the Incentive Allocation, if any, that is to be debited from the capital account of the Member and credited to the Special Advisory Member Account of the Adviser on the date of expiration of the tender offer or would be so debited if such date of expiration were a day on which an incentive allocation was made (the "Tentative Incentive Allocation") or such lesser amount as may be permitted by the Board of Managers; or (ii) the amount of the Tentative Incentive Allocation, if any. If a Member tenders an amount that would cause the Member's capital account balance to fall below the required minimum, the Company reserves the right to reduce the amount to be purchased from such Member so that the required minimum balance is maintained.

                  (c) The Adviser may tender its Interest or a portion thereof as a Member or Special Advisory Member of the Company under Section 4.6(a) hereof.

                  (d) If the Adviser's status as Special Advisory Member is terminated pursuant to Section 4.1 hereof, it (or its trustee or other legal representative) may, by written notice to the Board of Managers within 60 days of the effective date of such termination, tender to the Company for repurchase all or any portion of its Special Advisory Account. Not later than thirty (30) days after the receipt of such notice, the Board of Managers shall cause such tendered portion of the Special Advisory Account to be repurchased by the Company for cash.

                  (e) The Board of Managers may cause the Company to repurchase an Interest or portion thereof of a Member or any person acquiring an Interest or portion thereof from or through a Member in the event that the Board of Managers determines or has reason to believe that:

                           (1) such an Interest or portion thereof has been transferred in violation of Section 4.4 hereof, or such an Interest or portion thereof has vested in any person by operation of law as the result of the death, divorce, dissolution, bankruptcy or incompetence of a Member;

                           (2) ownership of such an Interest by a Member or other person will cause the Company to be in violation of, or require registration of any Interest or portion thereof under, or subject the Company to additional registration or regulation under, the securities laws of the United States or any other relevant jurisdiction;

                           (3) continued ownership of such an Interest may be harmful or injurious to the business or reputation of the Company, the Managers or the Adviser, or may subject the Company or any of the Members to an undue risk of adverse tax or other fiscal consequences;

                           (4) any of the representations and warranties made by a Member in connection with the acquisition of an Interest or portion thereof was not true when made or has ceased to be true; or

                           (5) it would be in the best interests of the Company, as determined by the Board of Managers in its absolute discretion, for the Company to repurchase such an Interest or portion thereof.

                  (f) Repurchases of Interests or portions thereof by the Company shall be payable promptly after the expiration date of such repurchase in accordance with the terms of the Company's repurchase offer. Payment of the purchase price shall consist of: (i) cash in an aggregate amount equal to such percentage, as may be determined by the Board of Managers, of the estimated unaudited net asset value of Interests repurchased by the Company determined as of the expiration date of such repurchase (the "Cash Payment"); and, if determined to be necessary or appropriate by the Board of Managers, (ii) a promissory note entitling the holder thereof to a contingent payment equal to the excess, of any, of (x) the net asset value of the Interests repurchased by the Company as of the expiration date of such repurchases, determined based on the audited financial statements of the Company for the Fiscal Year in which such repurchases were effective, over (y) the Cash Payment. Notwithstanding anything in the foregoing to the contrary, the Board of Managers, in its discretion, may pay all or any portion of the purchase price in marketable Securities (or any combination of marketable Securities and cash) having a value, determined as of the date of repurchase, equal to the amount to be repurchased. All repurchases of Interests shall be subject to any and all conditions as the Board of Managers may impose in its sole discretion. The amount due to any Member whose Interest or portion thereof is repurchased shall be equal to the value of such Member's Capital Account or portion thereof, as applicable, as of the effective date of repurchase, after giving effect to all allocations to be made to such Member's Capital Account as of such date.

                                    ARTICLE V

                                     CAPITAL

                  5.1 Contributions to Capital.

                  (a) The minimum initial contribution of each Member to the capital of the Company shall be such amount as the Board of Managers, in its discretion, may determine from time to time, but in no event shall be less than $150,000; provided, however, that the minimum initial contribution of each Member that is a director, officer or employee (or a member of their families) of CIBC WM or its affiliates may be less than $150,000, but in no event less than $50,000. The amount of the initial contribution of each Member shall be recorded on the books and records of the Company upon acceptance as a contribution to the capital of the Company. The Managers shall not be entitled to make voluntary contributions of capital to the Company as Managers of the Company, but may make voluntary contributions to the capital of the Company as Members. The Adviser may make voluntary contributions to the capital of the Company as a Member.

                  (b) The Members and the Adviser, as a Member, may make additional contributions to the capital of the Company of at least $25,000, effective as of such times as the Board of Managers, in its discretion, may permit, subject to Section 2.7 hereof, but no Member shall be obligated to make any additional contribution to the capital of the Company except to the extent provided in Section 5.7 hereof.

                  (c) Except as otherwise permitted by the Board of Managers,
(i) initial and any additional contributions to the capital of the Company by any Member shall be payable in cash or in such Securities that the Board of Managers, in its absolute discretion, may agree to accept on behalf of the Company, and (ii) initial and any additional contributions in cash shall be payable in readily available funds at the date of the proposed acceptance of the contribution. The Company shall charge each Member making a contribution in Securities to the capital of the Company such amount as may be determined by the Board of Managers not exceeding 2% of the value of such contribution in order to reimburse the Company for any costs incurred by the Company by reason of accepting such Securities, and any such charge shall be due and payable by the contributing Member in full at the time the contribution to the capital of the Company to which such charges relate is due. The value of contributed Securities shall be determined in accordance with Section 7.3 hereof as of the date of contribution.

                  (d) The minimum initial and additional contributions set forth in (a) and (b) of this Section 5.1 may be reduced by the Board of Managers.

                  5.2 Rights of Members to Capital.

                  No Member shall be entitled to interest on any contribution to the capital of the Company, nor shall any Member be entitled to the return of any capital of the Company except (i) upon the repurchase by the Company of a part or all of such Member's Interest pursuant to Section 4.6 hereof, (ii) pursuant to the provisions of Section 5.7(c) hereof or (iii) upon the liquidation of the Company's assets pursuant to Section 6.2 hereof. No Member shall be liable for the return of any such amounts. No Member shall have the right to require partition of the Company's property or to compel any sale or appraisal of the Company's assets.

                  5.3 Capital Accounts.

                  (a) The Company shall maintain a separate Capital Account for each Member.

                  (b) Each Member's Capital Account shall have an initial balance equal to the amount of cash and the value of any Securities (determined in accordance with Section 7.3 hereof) (net of any liabilities secured by such Securities that the Company is considered to assume or take subject to under
Section 752 of the Code) constituting such Member's initial contribution to the capital of the Company.

                  (c) Each Member's Capital Account shall be increased by the sum of (i) the amount of cash and the value of any Securities (determined in accordance with Section 7.3 hereof) (net of any liabilities secured by such Securities that the Company is considered to assume or take subject to under
Section 752 of the Code) constituting additional contributions by such Member to the capital of the Company permitted pursuant to Section 5.1 hereof, plus (ii) all amounts credited to such Member's Capital Account pursuant to Sections 5.4 through 5.7 or 5.9 hereof.

                  (d) Each Member's Capital Account shall be reduced by the sum of (i) the amount of any repurchase of the Interest, or portion thereof, of such Member or distributions to such Member pursuant to Sections 4.6, 5.11 or 6.2 hereof which are not reinvested (net of any liabilities secured by any asset distributed that such Member is deemed to assume or take subject to under
Section 752 of the Code), plus (ii) any amounts debited against such Capital Account pursuant to Sections 5.4 through 5.9 hereof.

                  (e) The Company shall maintain a Special Advisory Account for the Adviser in its capacity as Special Advisory Member solely for purposes of receiving the Incentive Allocation pursuant to Section 5.8 hereof. The Special Advisory Account shall have an initial balance of zero.

                  5.4 Allocation of Net Profit and Net Loss.

                  As of the last day of each Fiscal Period, any Net Profit or Net Loss for the Fiscal Period shall be allocated among and credited to or debited against the Capital Accounts of the Members in accordance with their respective Investment Percentages for such Fiscal Period.

                  5.5 Allocation of Insurance Premiums and Proceeds.

                  (a) Any premiums payable by the Company for Insurance purchased pursuant to Section 3.8(d) hereof shall be apportioned evenly over each Fiscal Period or portion thereof falling within the period to which such premiums relate under the terms of such Insurance, and the portion of the premiums so apportioned to any Fiscal Period shall be allocated among and debited against the Capital Accounts of each Member who is a member of the Company during such Fiscal Period in accordance with such Member's Investment Percentage for such Fiscal Period.

                  (b) Proceeds, if any, to which the Company may become entitled pursuant to such Insurance shall be allocated among and credited to the Capital Accounts of each Member who is a member of the Company during the Fiscal Period in which the event that gives rise to recovery of proceeds occurs in accordance with such Member's Investment Percentage for such Fiscal Period.

                  5.6 Allocation of Certain Expenditures.

                  Except as otherwise provided for in this Agreement and unless prohibited by the 1940 Act, any expenditures payable by the Company, to the extent determined by the Board of Managers to have been paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, shall be charged to only those Members on whose behalf such payments are made or whose particular circumstances gave rise to such payments. Such charges shall be debited from the Capital Accounts of such Members as of the close of the Fiscal Period during which any such items were paid or accrued by the Company.

                  5.7 Reserves.

                  (a) Appropriate reserves may be created, accrued and charged against Net Assets and proportionately against the Capital Accounts of the Members for contingent liabilities, if any, as of the date any such contingent liability becomes known to the Adviser or the Board of Managers, such reserves to be in the amounts that the Board of Managers, in its sole discretion, deems necessary or appropriate. The Board of Managers may increase or reduce any such reserves from time to time by such amounts as the Board of Managers, in its sole discretion, deems necessary or appropriate. The amount of any such reserve, or any increase or decrease therein, shall be proportionately charged or credited, as appropriate, to the Capital Accounts of those parties who are Members at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such individual reserve item, adjusted by any increase therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all such Members, the amount of such reserve, increase, or decrease shall instead be charged or credited to those parties who were Members at the time, as determined by the Board of Managers, in its sole discretion, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their Capital Accounts at that time.

                  (b) If at any time an amount is paid or received by the Company (other than contributions to the capital of the Company, distributions or repurchases of Interests or portions thereof) and such amount exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all Members at the time of payment or receipt and such amount was not accrued or reserved for but would nevertheless, in accordance with the Company's accounting practices, be treated as applicable to one or more prior Fiscal Periods, then such amount shall be proportionately charged or credited, as appropriate, to those parties who were Members during such prior Fiscal Period or Periods.

                  (c) If any amount is required by paragraph (a) or (b) of this
Section 5.7 to be charged or credited to a party who is no longer a Member, such amount shall be paid by or to such party, as the case may be, in cash, with interest from the date on which the Board of Managers determines that such charge or credit is required. In the case of a charge, the former Member shall be obligated to pay the amount of the charge, plus interest as provided above, to the Company on demand; provided, however, that (i) in no event shall a former Member be obligated to make a payment exceeding the amount of such Member's Capital Account at the time to which the charge relates; and (ii) no such demand shall be made after the expiration of three years since the date on which such party ceased to be a Member. To the extent that a former Member fails to pay to the Company, in full, any amount required to be charged to such former Member pursuant to paragraph (a) or (b), whether due to the expiration of the applicable limitation period or for any other reason whatsoever, the deficiency shall be charged proportionately to the Capital Accounts of the Members at the time of the act or omission giving rise to the charge to the extent feasible, and otherwise proportionately to the Capital Accounts of the current Members.

                  5.8 Incentive Allocation.

                  (a) So long as the Adviser serves as the Special Advisory Member of the Company, the Incentive Allocation shall be debited against the Capital Account of each Member as of the last day of each Allocation Period with respect to such Member and the amount so debited shall simultaneously be credited to the Special Advisory Account or, subject to compliance with the 1940 Act and the Advisers Act, to the Capital Accounts of such Members who are directors, officers or employees of CIBC WM or its Affiliates, or with respect to which such directors, officers or employees are the sole beneficial owners, as have been designated in any written notice delivered by the Adviser to the Board of Managers within 90 days after the close of such Allocation Period.

                  (b) By the last business day of the month following the date on which an Incentive Allocation is made, the Special Advisory Member may withdraw up to 100% of the Incentive Allocation (computed on the basis of unaudited data) that was credited to the Special Advisory Account. Within 30 days after the completion of the audit of the books of the Company for the year in which allocations to the Special Advisory Account are made, the Company shall pay to the Special Advisory Member any additional amount of Incentive Allocation determined to be owed to the Special Advisory Member based on the audit, and the Special Advisory Member shall pay to the Company any excess amount of Incentive Allocation determined to be owed to the Company.

                  5.9 Allocation of Organizational Expenses.

                  (a) As of the first Expense Allocation Date, Organizational Expenses shall be allocated among and debited against the Capital Accounts of the Members in accordance with their respective Capital Percentages on such Expense Allocation Date.

                  (b) As of each Expense Allocation Date following the first Expense Allocation Date, all amounts previously debited against the Capital Account of a Member pursuant to this Section 5.9 on the preceding Expense Allocation Date will be credited to the Capital Account of such Member, and Organizational Expenses shall then be re-allocated among and debited against the Capital Accounts of all Members in accordance with their respective Capital Percentages on such Expense Allocation Date.

                  5.10 Tax Allocations.

                  For each fiscal year, items of income, deduction, gain, loss or credit shall be allocated for income tax purposes among the Members in such manner as to reflect equitably amounts credited or debited to each Member's Capital Account for the current and prior fiscal years (or relevant portions thereof). Allocations under this Section 5.10 shall be made pursuant to the principles of Sections 704(b) and 704(c) of the Code, and in conformity with Regulations Sections 1.704-1(b)(2)(iv)(f), 1.704-1(b)(4)(i) and 1.704-3(e)
promulgated thereunder, as applicable, or the successor provisions to such Section and Regulations. Notwithstanding anything to the contrary in this Agreement, there shall be allocated to the Members such gains or income as shall be necessary to satisfy the "qualified income offset" requirement of Treasury Regulation ss. 1.704-1(b)(2)(ii)(d).

                  If the Company realizes capital gains (including short-term capital gains) for Federal income tax purposes ("gains") for any fiscal year during or as of the end of which the Interests of one or more Positive Basis Members (as hereinafter defined) are repurchased by the Company pursuant to
Article IV, the Board of Managers, unless otherwise determined by the Board of Managers, in its sole discretion, shall allocate such gains as follows: (i) to allocate such gains among such Positive Basis Members, pro rata in proportion to the respective Positive Basis (as hereinafter defined) of each such Positive Basis Member, until either the full amount of such gains shall have been so allocated or the Positive Basis of each such Positive Basis Member shall have been eliminated and (ii) to allocate any gains not so allocated to Positive Basis Members to the other Members in such manner as shall equitably reflect the amounts allocated to such Members' Capital Accounts pursuant to Section 5.4.

                  If the Company realizes capital losses (including long-term capital losses) for Federal income tax purposes ("losses") for any fiscal year during or as of the end of which the Interests of one or more Negative Basis Members (as hereinafter defined) are repurchased by the Company pursuant to
Article IV, the Board of Managers, unless otherwise determined by the Board of Managers, in its sole discretion, shall allocate such losses as follows: (i) to allocate such losses among such Negative Basis Members, pro rata in proportion to the respective Negative Basis (as hereinafter defined) of each such Negative Basis Member, until either the full amount of such losses shall have been so allocated or the Negative Basis of each such Negative Basis Member shall have been eliminated and (ii) to allocate any losses not so allocated to Negative Basis Members to the other Members in such manner as shall equitably reflect the amounts allocated to such Members' Capital Accounts pursuant to Section 5.4.

                  As used herein, (i) the term "Positive Basis" shall mean, with respect to any Member and as of any time of calculation, the amount by which its Interest as of such time exceeds its "adjusted tax basis," for Federal income tax purposes, in its Interest as of such time (determined without regard to any adjustments made to such "adjusted tax basis" by reason of any transfer or assignment of such Interest, including by reason of death, and without regard to such Member's share of the liabilities of the Company under Section 752 of the
Code), and (ii) the term "Positive Basis Member" shall mean any Member whose Interest is repurchased by the Company and who has Positive Basis as of the effective date of its withdrawal, but such Member shall cease to be a Positive Basis Member at such time as it shall have received allocations pursuant to clause (i) of the second paragraph of this Section 5.10 equal to its Positive Basis as of the effective date of such repurchase.

                  As used herein, (i) the term "Negative Basis" shall mean, with respect to any Member and as of any time of calculation, the amount by which its Interest as of such time is less than its "adjusted tax basis," for Federal income tax purposes, in its Interest as of such time (determined without regard to any adjustments made to such "adjusted tax basis" by reason of any transfer or assignment of such Interest, including by reason of death, and without regard to such Member's share of the liabilities of the Company under Section 752 of the Code), and (ii) the term "Negative Basis Member" shall mean any Member whose Interest is repurchased by the

Company and who has Negative Basis as of the effective date of such repurchase, but such Member shall cease to be a Negative Basis Member at such time as it shall have received allocations pursuant to clause (i) of the third paragraph of this Section. 5.10 equal to its Negative Basis as of the effective date of such repurchase.

                  Notwithstanding anything to the contrary in the foregoing, if the Company realizes taxable income and gains in any fiscal year with respect to which the Special Advisory Member is entitled to an Incentive Allocation under
Section 5.8 hereof, the Board of Managers (at the request of the Special Advisory Member) may specially allocate such gains to the Special Advisory Member in an amount by which the Incentive Allocation exceeds the Special Advisory Member's "adjusted tax basis" (determined without regard to any allocation to be made pursuant to this paragraph) in its interest in the Company as of the time it withdraws such Incentive Allocation. The Special Advisory Member's "adjusted tax basis", for these purposes, shall be increased by any amount of the Incentive Allocation withdrawal that it elects to contribute as a Member to the Company as of the date of the withdrawal of the Incentive Allocation.

                  5.11 Distributions.

                  The Board of Managers, in its sole discretion, may authorize the Company to make distributions in cash at any time to all of the Members on a pro rata basis in accordance with the Members' Investment Percentages.

                  5.12 Withholding.

                  (a) The Board of Managers may withhold and pay over to the Internal Revenue Service (or any other relevant taxing authority) taxes from any distribution to any Member to the extent required by the Code or any other applicable law.

                  (b) For purposes of this Agreement, any taxes so withheld by the Company with respect to any amount distributed by the Company to any Member shall be deemed to be a distribution or payment to such Member, reducing the amount otherwise distributable to such Member pursuant to this Agreement and reducing the Capital Account of such Member. If the amount of such taxes is greater than any such distributable amounts, then such Member and any successor to such Member's Interest shall pay to the Company as a contribution to the capital of the Company, upon demand of the Board of Managers, the amount of such excess.

                  (c) The Board of Managers shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption. To the extent that a Member claims to be entitled to a reduced rate of, or exemption from, a withholding tax pursuant to an applicable income tax treaty, or otherwise, the Member shall furnish the Board of Managers with such information and forms as such Member may be required to complete where necessary to comply with any and all laws and regulations governing the obligations of withholding tax agents. Each Member represents and warrants that any such information and forms furnished by such Member shall be true and accurate and agrees to indemnify the Company and each of the Members from any and all damages, costs and expenses resulting from the filing of inaccurate or incomplete information or forms relating to such withholding taxes.

                                   ARTICLE VI

                           DISSOLUTION AND LIQUIDATION

                  6.1      Dissolution.

                  The Company shall be dissolved:

                           (1) upon the affirmative vote to dissolve the Company by: (i) the Board of Managers or
                                 (ii) Members holding at least two-thirds
                                 (2/3) of the total number of votes eligible
                                 to be cast by all Members;

                           (2)   upon the failure of Members to elect a
                                 successor Manager at a meeting called by the Adviser in accordance with Section 2.6(c) hereof when no Manager remains to continue the business of the Company;

                           (3) upon the expiration of any two year period that commences on the date on which any Member has submitted a written notice to the Company requesting to tender its entire Interest for repurchase by the Company if such Interest has not been repurchased by the Company;

                           (4)   as required by operation of law.

                  Dissolution of the Company shall be effective on the later of the day on which the event giving rise to the dissolution shall occur or the conclusion of any applicable 60 day period during which the Board of Managers and Members may elect to continue the business of the Company as provided above, but the Company shall not terminate until the assets of the Company have been liquidated in accordance with Section 6.2 hereof and the Certificate has been canceled.

                  6.2 Liquidation of Assets.

                  (a) Upon the dissolution of the Company as provided in Section
6.1 hereof, the Board of Managers shall promptly appoint the Administrator as the liquidator and the Administrator shall liquidate the business and administrative affairs of the Company, except that if the Board of Managers does not appoint the Administrator as the liquidator or the Administrator is unable to perform this function, a liquidator elected by Members holding a majority of the total number of votes eligible to be cast by all Members shall promptly liquidate the business and administrative affairs of the Company. Net Profit and Net Loss during the period of liquidation shall be allocated pursuant to Section
5.4 hereof. The proceeds from liquidation (after establishment of appropriate reserves for contingencies in such amount as the

Board of Managers or liquidator shall deem appropriate in its sole discretion as applicable) shall be distributed in the following manner:

                           (1) the debts of the Company, other than debts, liabilities or obligations to Members, and the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), up to and including the date that distribution of the Company's assets to the Members has been completed, shall first be paid on a pro rata basis;

                           (2) such debts, liabilities or obligations as are owing to the Members shall next be paid in their order of seniority and on a pro rata basis;

                           (3) The Special Advisory Member shall next be paid any balance in the Special Advisory Account after giving effect to the Incentive Allocation, if any, to be made pursuant to
                                 Section 5.8 hereof; and

                           (4) the Members shall next be paid on a pro rata basis the positive balances of their respective Capital Accounts after giving effect to all allocations to be made to such Members' Capital Accounts for the Fiscal Period ending on the date of the distributions under this Section 6.2(a)(3).

                  (b) Anything in this Section 6.2 to the contrary notwithstanding, upon dissolution of the Company, the Board of Managers or other liquidator may distribute ratably in kind any assets of the Company; provided, however, that if any in-kind distribution is to be made (i) the assets distributed in kind shall be valued pursuant to Section 7.3 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above, and (ii) any profit or loss attributable to property distributed in-kind shall be included in the Net Profit or Net Loss for the Fiscal Period ending on the date of such distribution.

                                   ARTICLE VII

                  ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS

                  7.1 Accounting and Reports.

                  (a) The Company shall adopt for tax accounting purposes any accounting method that the Board of Managers shall decide in its sole discretion is in the best interests of the Company. The Company's accounts shall be maintained in U.S. currency.

                  (b) After the end of each taxable year, the Company shall furnish to each Member such information regarding the operation of the Company and such Member's Interest as is necessary for Members to complete federal, state and local income tax or information returns and any other tax information required by federal, state or local law.

                  (c) Except as otherwise required by the 1940 Act, or as may otherwise be permitted by rule, regulation or order, within 60 days after the close of the period for which a report required under this Section 7.1(c) is being made, the Company shall furnish to each Member a semi-annual report and an annual report containing the information required by such Act. The Company shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted accounting principles. The Company may furnish to each Member such other periodic reports as it deems necessary or appropriate in its discretion.

                  7.2 Determinations by the Board of Managers.

                  (a) All matters concerning the determination and allocation among the Members of the amounts to be determined and allocated pursuant to
Article V hereof, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the Board of Managers unless specifically and expressly otherwise provided for by the provisions of this Agreement or required by law, and such determinations and allocations shall be final and binding on all the Members.

                  (b) The Board of Managers may make such adjustments to the computation of Net Profit or Net Loss, the Allocation Change with respect to any Member, or any components comprising any of the foregoing as it considers appropriate to reflect fairly and accurately the financial results of the Company and the intended allocation thereof among the Members.

                  7.3 Valuation of Assets.

                  (a) Except as may be required by the 1940 Act, the Board of Managers shall value or have valued any Securities or other assets and liabilities of the Company as of the close of business on the last day of each Fiscal Period in accordance with such valuation procedures as shall be established from time to time by the Board of Managers and which conform to the requirements of the 1940 Act. In determining the value of the assets of the Company, no value shall be placed on the goodwill or name of the Company, or the office records, files, statistical data or any similar intangible assets of the Company not normally reflected in the Company's accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

                  (b) The value of Securities and other assets of the Company and the net worth of the Company as a whole determined pursuant to this Section
7.3 shall be conclusive and binding on all of the Members and all parties claiming through or under them.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

                  8.1      Amendment of Limited Liability Company Agreement.

                  (a) Except as otherwise provided in this Section 8.1, this Agreement may be amended, in whole or in part, with: (i) the approval of the Board of Managers (including the vote of a majority of the Independent Managers, if required by the 1940 Act) and (ii) if required by the 1940 Act, the approval of the Members by such vote as is required by the 1940 Act.

                  (b)      Any amendment that would:

                            (1) increase the obligation of a Member to make any contribution to the capital of the Company;

                            (2) reduce the Capital Account of a Member or Special Advisory Account other than in accordance with Article V; or

                            (3) modify the events causing the dissolution of the Company;

may be made only if (i) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (ii) such amendment does not become effective until (A) each Member has received written notice of such amendment and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board of Managers) to tender its entire Interest for repurchase by the Company.

                  (c) The power of the Board of Managers to amend this Agreement at any time without the consent of the other Members as set forth in paragraph
(a) of this Section 8.1 shall specifically include the power to:

                            (1) restate this Agreement together with any amendments hereto that have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document;

                            (2) amend this Agreement (other than with respect to the matters set forth in Section 8.1(b) hereof) to effect compliance with any applicable law or regulation, including but not limited to, to satisfy the requirements, or to reflect any relaxation of such requirements in the future, of the Bank Holding Company Act of 1956, as amended, or other U.S. or Canadian banking laws, or any regulations, guidelines or policies or interpretations of the banking regulatory agencies or the staff thereof, or to cure any ambiguity or to correct or supplement any provision hereof that may be inconsistent with any other provision hereof; and

                            (3) amend this Agreement to make such changes as may be necessary or advisable to ensure that the Company will not be treated as an association taxable as a corporation or as a publicly traded partnership as defined in
                                 Section 7704(b) of the Code.

                  (d) The Board of Managers shall cause written notice to be given of any amendment to this Agreement (other than any amendment of the type contemplated by clause (1) of Section 8.1(c) hereof) to each Member, which notice shall set forth (i) the text of the amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

                  8.2 Special Power of Attorney.

                  (a) Each Member hereby irrevocably makes, constitutes and appoints each Manager, acting severally, and any liquidator of the Company's assets appointed pursuant to Section 6.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:

                            (1) any amendment to this Agreement that complies with the provisions of this Agreement (including the provisions of Section 8.1 hereof);

                            (2) any amendment to the Certificate required because this Agreement is amended, including, without limitation, an amendment to effectuate any change in the membership of the Company; and

                            (3) all such other instruments, documents and certificates that, in the opinion of legal counsel to the Company, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Company shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Company as a limited liability company under the Delaware Act.

                  (b) Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Company without such Member's consent. If an amendment to the Certificate or this Agreement or any action by or with respect to the Company is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection that such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner that may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted. Each Member is fully aware that each Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Company.

                  (c) This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of each of the Managers and as such:

                  (1) shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Company or Board of Managers shall have had notice thereof; and

                  (2) shall survive the delivery of a Transfer by a Member of the whole or any portion of such Member's Interest, except that where the transferee thereof has been approved by the Board of Managers for admission to the Company as a substituted Member, this power-of-attorney given by the transferor shall survive the delivery of such assignment for the sole purpose of enabling the Board of Managers to execute, acknowledge and file any instrument necessary to effect such substitution.

                  8.3 Notices.

                  Notices which may or are required to be provided under this Agreement shall be made, if to a Member, by regular mail, or if to the Board of Managers or the Adviser, by hand delivery, registered or certified mail return receipt requested, commercial courier service, telex or telecopier, and shall be addressed to the respective parties hereto at their addresses as set forth in the books and records of the Company. Notices shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telex or telecopier. A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

                  8.4 Agreement Binding Upon Successors and Assigns.

                  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof that is not made pursuant to the terms of this Agreement shall be void.

                  8.5 Applicability of 1940 Act and Form N-2.

                  The parties hereto acknowledge that this Agreement is not intended to, and does not, set forth the substantive provisions contained in the 1940 Act and the Form N-2 that affect numerous aspects of the conduct of the Company's business and of the rights, privileges and obligations of the Members. Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act and the Form N-2.

                  8.6 Choice of Law; Arbitration.

                  (a) Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act without regard to the conflict of law principles of such State.

                  (b) Unless otherwise agreed in writing, each Member and the Special Advisory Member agree to submit all controversies arising between Members or one or more Members or the Special Advisory Member and the Company to arbitration in accordance with the provisions set forth below and understands that:

                             (1)  arbitration is final and binding on the
                                  parties;

                             (2) they are waiving their right to seek remedies in court, including the right to a jury trial;

                             (3) pre-arbitration discovery is generally more limited and different from court proceedings;

                             (4) the arbitrator's award is not required to include factual findings or legal reasoning and a party's right to appeal or to seek modification of rulings by arbitrators is strictly limited; and

                             (5)  the panel of arbitrators will typically
                                  include a minority of arbitrators who were or are affiliated with the securities industry.

                  (c) All controversies that may arise among Members and one or more Members or the Special Advisory Member and the Company concerning this Agreement shall be determined by arbitration in New York City in accordance with the Federal Arbitration Act, to the fullest extent permitted by law. Any arbitration under this Agreement shall be determined before and in accordance with the rules then obtaining of either the New York Stock Exchange, Inc. (the "NYSE") or the National Association of Securities Dealers, Inc. (the "NASD"), as the Member or Special Advisory Member or entity instituting the arbitration may elect. If the NYSE or NASD does not accept the arbitration for consideration, the arbitration shall be submitted to, and determined in accordance with the rules then obtaining of, the Center for Public Resources, Inc. in New York City. Judgment on any award of any such arbitration may be entered in the Supreme Court of the State of New York or in any other court having jurisdiction of the person or persons against whom such award is rendered. Any notice of such arbitration or for the confirmation of any award in any arbitration shall be sufficient if given in accordance with the provisions of this Agreement. Each Member agrees that the determination of the arbitrators shall be binding and conclusive upon them.

                  (d) No Member shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action; or who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action until: (i) the class certification is denied; or (ii) the class is decertified; or (iii) the Member is excluded from the class by the court. Such forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this Agreement except to the extent stated herein.

                  8.7 Not for Benefit of Creditors.

                  The provisions of this Agreement are intended only for the regulation of relations among past, present and future Members, Managers, the Special Advisory Member and the Company. This Agreement is not intended for the benefit of non-Member creditors and no rights are granted to non-Member creditors under this Agreement.

                  8.8 Consents.

                  Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Company.

                  8.9 Merger and Consolidation.

                  (a) The Company may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities pursuant to an agreement of merger or consolidation that has been approved in the manner contemplated by Section 18-209(b) of the Delaware Act.

                  (b) Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with Section 18-209(b) of the Delaware Act may, to the extent permitted by Section 18-209(f) of the Delaware Act, (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited liability company agreement for the Company if it is the surviving or resulting limited liability company in the merger or consolidation, or (iii) provide that the limited liability company agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company agreement of the surviving or resulting limited liability company.

                  8.10 Pronouns.

                  All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons, firm or corporation may require in the context thereof.

                  8.11 Confidentiality.

                  (a) A Member may obtain from the Company such information regarding the affairs of the Company as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location and at whose expense) established by the Board of Managers.

                  (b) Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other person the name and/or address (whether business, residence or mailing) of any Member (collectively, "Confidential Information") without the prior written consent of the Board of Managers, which consent may be withheld in its sole discretion.

                  (c) Each Member recognizes that in the event that this Section
8.11 is breached by any Member or any of its principals, partners, members, directors, officers, employees or agents or any of its affiliates, including any of such affiliates' principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching Members and the Company. Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Company may be entitled, such Members shall also have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys' fees and other litigation expenses incurred in connection therewith. In the event that any non-breaching Member or the Company determines that any of the other Members or any of its principals, partners, members, directors, officers, employees or agents or any of its affiliates, including any of such affiliates' principals, partners, members, directors, officers, employees or agents should be enjoined from or required to take any action to prevent the disclosure of Confidential Information, each of the other non-breaching Members agrees to pursue in a court of appropriate jurisdiction such injunctive relief.

                  8.12 Certification of Non-Foreign Status.

                  Each Member or transferee of an Interest from a Member shall certify, upon admission to the Company and at such other times thereafter as the Board of Managers may request, whether such Member is a "United States Person" within the meaning of Section 7701(a)(30) of the Code on forms to be provided by the Company, and shall notify the Company within 30 days of any change in such Member's status. Any Member who shall fail to provide such certification when requested to do so by the Board of Managers may be treated as a non-United States Person for purposes of U.S. federal tax withholding.

                  8.13 Severability.

                  If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law. If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

                  8.14 Filing of Returns.

                  The Board of Managers or its designated agent shall prepare and file, or cause the accountants of the Company to prepare and file, a Federal information tax return in compliance with Section 6031 of the Code and any required state and local income tax and information returns for each tax year of the Company.

                  8.15 Tax Matters Partner.

                  (a) A Manager who is a Member shall be designated on the Company's annual Federal income tax return, and have full powers and responsibilities, as the Tax Matters Partner of the Company for purposes of
Section 6231(a)(7) of the Code. In the event that no Manager is a Member, a Member shall be so designated. Should any Member be designated as the Tax Matters Partner for the Company pursuant to Section 6231(a)(7) of the Code, it shall, and each Member hereby does, to the fullest extent permitted by law, delegate to a Manager selected by the Board of Managers all of its rights, powers and authority to act as such Tax Matters Partner and hereby constitutes and appoints such Manager as its true and lawful attorney-in-fact, with power to act in its name and on its behalf, including the power to act through such agents or attorneys as it shall elect or appoint, to receive notices, to make, execute and deliver, swear to, acknowledge and file any and all reports, responses and notices, and to do any and all things required or advisable, in the Manager's judgment, to be done by such a Tax Matters Partner. Any Member designated as the Tax Matters Partner for the Company under Section 6231(a)(7) of the Code shall be indemnified and held harmless by the Company from any and all liabilities and obligations that arise from or by reason of such designation.

                  (b) Each person (for purposes of this Section 8.15, called a "Pass-Thru Member") that holds or controls an interest as a Member on behalf of, or for the benefit of, another person or persons, or which Pass-Thru Member is beneficially owned (directly or indirectly) by another person or persons, shall, within 30 days following receipt from the Tax Matters Partner of any notice, demand, request for information or similar document, convey such notice or other document in writing to all holders of beneficial interests in the Company holding such interests through such Pass-Thru Member. In the event the Company shall be the subject of an income tax audit by any Federal, state or local authority, to the extent the Company is treated as an entity for purposes of such audit, including administrative settlement and judicial review, the Tax Matters Partner shall be authorized to act for, and its decision shall be final and binding upon, the Company and each Member thereof. All expenses incurred in connection with any such audit, investigation, settlement or review shall be borne by the Company.

                  8.16 Section 754 Election.

                  In the event of a distribution of Company property to a Member or an assignment or other transfer (including by reason of death) of all or part of the interest of a Member in the Company, at the request of a Member, the Board of Managers, in its discretion, may cause the Company to elect, pursuant to Section 754 of the Code, or the corresponding provision of subsequent law, to adjust the basis of the Company property as provided by Sections 734 and 743 of the Code.

                  EACH OF THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE PRE-DISPUTE

ARBITRATION CLAUSE SET FORTH IN SECTION 8.6 AND THE CONFIDENTIALITY CLAUSE SET FORTH IN SECTION 8.11.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

MANAGERS:

/s/                                          /s/
----------------------------------           ----------------------------------
Jesse H. Ausubel                             Charles F. Barber

/s/                                          /s/
----------------------------------           ----------------------------------
Paul Belica                                  Howard M. Singer

ORGANIZATIONAL MEMBER:

/s/
----------------------------------
Paul Belica

MEMBERS:

Each person who shall sign a Member Signature Page and who shall be accepted by the Board of Managers to the Company as a Member.

SPECIAL ADVISORY MEMBER:

CIBC OPPENHEIMER ADVISERS, L.L.C.

By:  CIBC World Markets Corp.
     Managing Member

By: /s/
    ------------------------------
    Name:    Howard M. Singer
    Title:   Managing Director

                           PART C - OTHER INFORMATION

         ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

                  (1)   Financial Statements:

                        As Registrant has no assets, financial statements are omitted.

                  (2)   Exhibits:

                        (a)    (1)  Certificate of Formation of Limited
                                    Liability Company.

                               (2) Certificate of Amendment of Certificate of Formation of Limited Liability Company.

                               (3) Limited Liability Company Agreement. See Appendix A of Registrant's Confidential Memorandum, which is included in this Registration Statement.

                        (b)    Not Applicable.
                        (c)    Not Applicable.
                        (d)    See Item 24(2)(a)(3).
                        (e)    Not Applicable.
                        (f)    Not Applicable.
                        (g)    Investment Advisory Agreement.
                        (h)    Placement Agency Agreement.
                        (i)    Not Applicable.
                        (j)    Form of Custody Agreement.
                        (k)    (1)  Administrative Services Agreement.
                               (2)  Administration, Accounting and Investor
                                    Services Agreement.
                        (l)    Not Applicable.
                        (m)    Not Applicable.
                        (n)    Not Applicable.
                        (o)    Not Applicable.
                        (p)    Not Applicable.
                        (q)    Not Applicable.
                        (r)    Code of Ethics.

         ITEM 25. MARKETING ARRANGEMENTS

                  Not Applicable.

         ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

                  All figures are estimates:

                  Blue Sky Fees and Expenses (including fees
                      of counsel).................................      10,000
                  Transfer Agent fees.............................         N/A
                  Accounting fees and expenses....................      10,000
                  Legal fees and expenses.........................     125,000
                  Printing and engraving..........................      25,000
                  Offering Expenses...............................      50,000
                  Miscellaneous...................................       5,000
                                                                     ---------
                                                                     $ 225,000

         ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

         After completion of the private offering of interests, Registrant expects that no person will be directly or indirectly under common control with Registrant.

         ITEM 28. NUMBER OF HOLDERS OF SECURITIES

    Title of Class                              Number of Record Holders
    --------------                              ------------------------
    Limited Liability Company Interests         1 (Registrant anticipates that
                                                as a result of the initial
                                                private offering of interests
                                                there will be more than 100
                                                record holders of such
                                                interests.)




         ITEM 29. INDEMNIFICATION

         Reference is made to Section 3.7 of Registrant's Form of Limited Liability Company Agreement (the "Company Agreement") filed as Exhibit 2(a)(3) hereto. Registrant hereby undertakes that it will apply the indemnification provision of the Company Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation therein of Sections 17(h) and 17(i) of such Act remains in effect.

         Registrant, in conjunction with the CIBC Oppenheimer Advisers, L.L.C. (the "Adviser") and Registrant's Managers, maintains insurance on behalf of any person who is or was an Independent Manager, officer, employee, or agent of Registrant, against certain liability asserted against him or her and incurred by him or her or arising out of his or her position. However, in no event will Registrant pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which Registrant itself is not permitted to indemnify.

         ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each director, executive officer, managing member or partner of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is set forth in Registrant's Confidential Memorandum in the section entitled "THE ADVISER AND CIBC WM." Information as to the directors and officers of the Adviser is included in its Form ADV as filed with the Commission (File No. 801-55640), and is incorporated herein by reference.

         ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

         The Administrator maintains certain required accounting related and financial books and records of Registrant at PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809. The other required books and records are maintained by the Adviser at One World Financial Center, 200 Liberty Street, New York, New York 10281.

         ITEM 32. MANAGEMENT SERVICES

         Not applicable.

         ITEM 33. UNDERTAKINGS

         Not Applicable.

                                    FORM N-2

                             STRATIGOS FUND, L.L.C.

                                   SIGNATURES

         Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the ___ day of May, 2000.

                                            STRATIGOS FUND, L.L.C.

                                            By:   /s/
                                                  ------------------------------
                                                  Name:  Howard M. Singer
                                                  Title: Principal Manager

                                    FORM N-2

                             STRATIGOS FUND, L.L.C.

                                  EXHIBIT INDEX

EXHIBIT NUMBER              DOCUMENT DESCRIPTION

         (a)         (1)      Certificate of Formation of Limited Liability
                              Company
                     (2)      Certificate of Amendment of Certificate of
                              Formation of Limited Liability Company
                     (3)      Limited Liability Company Agreement.  See Appendix
                              A of Registrant's Confidential Memorandum, which
                              is included in this Registration Statement
         (c)                  Not Applicable
         (d)                  Limited Liability Company Agreement.  See Appendix
                              A of Registrant's Confidential Memorandum, which
                              is included in this Registration Statement
         (e)                  Not Applicable
         (f)                  Not Applicable
         (g)                  Investment Advisory Agreement
         (h)                  Placement Agency Agreement
         (i)                  Not Applicable
         (j)                  Form of Custody Agreement
         (k)         (1)      Administrative Services Agreement
                     (2)      Administration, Accounting and Investor Services
                              Agreement
         (l)                  Not Applicable
         (m)                  Not Applicable
         (n)                  Not Applicable
         (o)                  Not Applicable
         (p)                  Not Applicable
         (q)                  Not Applicable
         (r)                  Code of Ethics